                                  $100,000,000


                      UNSECURED REVOLVING CREDIT AGREEMENT

                                      among

                   LEXINGTON CORPORATE PROPERTIES TRUST, LEPERCQ CORPORATE INCOME FUND, L.P., LEPERCQ CORPORATE INCOME FUND II L.P., UNION HILLS ASSOCIATES, LEX LP-I, INC., LEX GP-I, INC., PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP, and SAVANNAH WATERFRONT HOTEL, LLC, Jointly and Severally;


                   FLEET NATIONAL BANK;

                   OTHER LENDERS WHICH MAY BECOME PARTIES
                   TO THIS AGREEMENT;

                   FLEET NATIONAL BANK, as Administrative Agent

                   FIRST UNION NATIONAL BANK AND KEYBANK, NATIONAL ASSOCIATION, as Documentation Agents


                            Dated as of July 22, 1998

                                TABLE OF CONTENTS


SECTION 1. DEFINITIONS.........................................................1

  1.1.  DEFINED TERMS..........................................................1

  1.2.  COMPUTATION OF TIME PERIODS............................................1

  1.3.  ACCOUNTING TERMS.......................................................2

  1.4.  OTHER TERMS............................................................2


SECTION 2. AMOUNT AND TERMS OF LOANS...........................................2

  2.1.  LOAN FACILITY..........................................................2

  2.2.  AUTHORIZED AGENTS......................................................3

  2.3.  PROMISE TO REPAY; EVIDENCE OF INDEBTEDNESS; BORROWERS' OBLIGATIONS;....4

  2.4   JOINT AND SEVERAL LIABILITY OF THE BORROWERS AND GUARANTORS............7

  2.5.  PROCEDURE FOR BORROWING UNDER THE REVOLVING CREDIT FACILITY............9

  2.6.  COMPETITIVE BID LOANS.................................................11

  2.7.  INTEREST ON THE LOANS AND OTHER OBLIGATIONS...........................17

  2.8.  DURATION AND DETERMINATION OF INTEREST PERIOD; DETERMINATION OF
        INTEREST RATE; CONTINUATION/CONVERSION OF LOANS.......................19

  2.9.  OPTIONAL PREPAYMENTS; MANDATORY PREPAYMENTS...........................20

  2.10. COMPUTATION OF INTEREST AND FEES......................................21

  2.11. PAYMENTS..............................................................21

  2.12. USE OF PROCEEDS AND LETTERS OF CREDIT.................................26

  2.13. INCREASED COSTS.......................................................26

  2.14. CHANGE IN LAW RENDERING EURODOLLAR LOANS UNLAWFUL.....................28

  2.15. EURODOLLAR AVAILABILITY...............................................28

  2.16. INDEMNITIES...........................................................29

  2.17. FEES..................................................................29

  2.18. USURY.................................................................31

  2.19. UNENCUMBERED ELIGIBLE PROPERTIES......................................31

  2.20. WITHDRAWAL OF UNENCUMBERED ELIGIBLE PROPERTY..........................35

  2.21  EXCLUSION OF UNENCUMBERED ELIGIBLE PROPERTIES.........................36


SECTION 3. LETTERS OF CREDIT..................................................36

  3.1.  LETTERS OF CREDIT.....................................................36


SECTION 4. REPRESENTATIONS AND WARRANTIES.....................................42

  4.1.  FINANCIAL CONDITION...................................................42

  4.2.  NO MATERIAL ADVERSE EFFECT............................................42

  4.3.  EXISTENCE; BORROWER'S AND GUARANTOR'S COMPLIANCE WITH LAW.............42

  4.4.  POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.........................43

  4.5.  NO LEGAL BAR..........................................................43

  4.6.  NO MATERIAL LITIGATION................................................43

  4.7.  NO DEFAULT............................................................43

  4.8.  OWNERSHIP OF PROPERTY; LIENS..........................................43

  4.9.  TAXES.................................................................45

  4.10. FEDERAL REGULATIONS...................................................45

  4.11. ERISA.................................................................45

  4.12. STATUS AS REIT........................................................46

  4.13. INVESTMENT COMPANY ACT................................................46

  4.14. SUBSIDIARIES; OWNERSHIP OF CAPITAL STOCK AND PARTNERSHIP INTERESTS....46

  4.16. POLLUTION; HAZARDOUS MATERIALS........................................47

  4.17. DECLARATION OF TRUST, PARTNERSHIP AGREEMENT, ETC......................47

  4.18. DISCLOSURES...........................................................47

  4.18. YEAR 2000.............................................................48

  4.19  GUARANTORS............................................................48

SECTION 5. CONDITIONS PRECEDENT...............................................48

  5.1   CONDITIONS TO LOANS...................................................48

  5.2.  CONDITIONS PRECEDENT TO ALL SUBSEQUENT LOANS..........................50


SECTION 6. AFFIRMATIVE COVENANTS..............................................52

  6.1.  FINANCIAL STATEMENTS..................................................52

  6.2.  CERTIFICATES; OTHER INFORMATION.......................................53

  6.3   PUNCTUAL PAYMENT......................................................54

  6.4.  PAYMENT OF OTHER OBLIGATIONS..........................................54

  6.5.  CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE......................54

  6.6.  LEASES................................................................54

  6.7.  MAINTENANCE OF UNENCUMBERED ELIGIBLE PROPERTY, INSURANCE..............54

  6.8.  INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS................55

  6.9.  NOTICES...............................................................55

  6.10. REIT REQUIREMENTS.....................................................56

  6.11. ENVIRONMENTAL ACTIONS.................................................56

  6.12. CHANGES IN GAAP.......................................................57

  6.13. NYSE LISTING..........................................................57

  6.14. OBLIGATIONS  IN EXCESS OF MAXIMUM AVAILABILITY........................57

  6.15. MANAGEMENT OF BORROWER AND UNENCUMBERED ELIGIBLE PROPERTY.............58

  6.16. SUBORDINATION OF PAYABLES TO AFFILIATES...............................58

  6.17. SUBORDINATED DEBT.....................................................58

  6.18. ERISA NOTICES.........................................................58

  6.19. ERISA COMPLIANCE......................................................60

  6.20. PAYMENT OF TAXES AND CLAIMS...........................................60

  6.21. INTER-BORROWER OR GUARANTOR ADVANCES OF LOAN PROCEEDS.................60

  6.22. SOLVENCY OF GUARANTORS................................................60

  6.23. NO AMENDMENTS TO CERTAIN DOCUMENTS....................................60

  6.24. YEAR 2000.............................................................60


SECTION 7. NEGATIVE COVENANTS.................................................60

  7.1.  FINANCIAL COVENANTS...................................................61

  7.2   COVENANT CALCULATIONS.................................................62

  7.3.  RESTRICTED PAYMENTS...................................................63

  7.4.  MERGER; SALE OF ASSETS; TERMINATION AND OTHER ACTIONS.................63

  7.5.  TRANSACTIONS WITH AFFILIATES..........................................63

  7.6.  ACCOUNTING CHANGES....................................................64

  7.7.  NO LIENS..............................................................64

  7.8.  FISCAL YEAR...........................................................64

  7.9.  CHIEF EXECUTIVE OFFICE................................................64

  7.10. SELF-DIRECTED REIT....................................................64

  7.11. LIMITATIONS ON CERTAIN ACTIVITIES.....................................64

  7.12. DISTRIBUTIONS.........................................................64

  7.13. ERISA.................................................................64

  7.14  COMPLIANCE WITH ENVIRONMENTAL LAWS....................................65


SECTION 8. EVENTS OF DEFAULT..................................................65

  8.1.  EVENTS OF DEFAULT.....................................................65

  8.2   REMEDIES..............................................................67

  8.3.  ANNULMENT OF ACCELERATION.............................................68

  8.4.  COOPERATION BY EACH BORROWER AND GUARANTOR............................68


SECTION 9. THE AGENT..........................................................68

  9.1.  APPOINTMENT...........................................................68

  9.2.  NATURE OF DUTIES......................................................69

  9.3.  RIGHT TO REQUEST INSTRUCTIONS.........................................69

  9.4.  RIGHTS, EXCULPATION, ETC..............................................69

  9.5.  RELIANCE..............................................................70

  9.6.  INDEMNIFICATION.......................................................70

  9.7.  AGENT INDIVIDUALLY....................................................71

  9.8.  SUCCESSOR AGENTS......................................................71

  9.9.  RELATIONS AMONG THE LENDERS...........................................72

  9.10  CONSENT AND APPROVALS; AGENCY PROVISIONS RELATING TO UNENCUMBERED
        ELIGIBLE PROPERTIES...................................................72

  9.11. NOTICE OF EVENTS OF DEFAULT...........................................73

  9.12. RATABLE SHARING.......................................................73

  9.13. DEFAULTING LENDERS....................................................74

  9.14. PURCHASING OF DEFAULTING LENDER'S PRO RATA SHARE......................74


SECTION 10. GENERAL...........................................................75

  10.1. ASSIGNMENTS AND PARTICIPATIONS........................................75

  10.2. AMENDMENTS AND WAIVERS................................................78

  10.3  MARSHALLING; PAYMENTS SET ASIDE.......................................79

  10.4  LIMITATION OF LIABILITY...............................................80

  10.5  COUNTERPARTS; EFFECTIVENESS; INCONSISTENCIES..........................80

  10.6  DISCLAIMER BY LENDER..................................................80

  10.7  CHOICE OF LAW.........................................................81

  10.8  SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; ETC.................81

  10.9  NOTICES; CERTAIN PAYMENTS.............................................82

  10.10 NO WAIVERS; CUMULATIVE REMEDIES; ENTIRE AGREEMENT; HEADINGS...........83

  10.11 SURVIVAL..............................................................84

  10.12 PAYMENT OF EXPENSES AND TAXES.........................................84

  10.13 FURTHER ASSURANCES....................................................85

  10.14 NO BROKERS............................................................85

  10.15 CONFIDENTIALITY.......................................................85

  10.16 SET-OFFS..............................................................85

  10.17 SYNDICATION...........................................................86


SECTION 11. THE BORROWERS' REPRESENTATIVE.....................................86

  11.1. APPOINTMENT OF BORROWERS' REPRESENTATIVE..............................86

EXHIBITS

         EXHIBIT A -    DEFINITIONS
         EXHIBIT B -    FORM OF NOTE
         EXHIBIT C -    FORM OF NOTICE OF BORROWING
         EXHIBIT D -    FORM OF CERTIFICATE OF UNENCUMBERED ELIGIBLE PROPERTIES;
                        MAXIMUM AVAILABILITY AND CURRENT AVAILABILITY
         EXHIBIT E      FORM OF CERTIFICATE OF TOTAL DEBT TO CAPITALIZED VALUE
         EXHIBIT F      FORM OF COMPETITIVE BID NOTE
         EXHIBIT G      FORM OF COMPETITIVE BID QUOTE REQUEST
         EXHIBIT H      FORM OF INVITATION FOR COMPETITIVE BID QUOTES
         EXHIBIT I      FORM OF COMPETITIVE BID QUOTES
         EXHIBIT J      FORM OF ACCEPTANCE OR NON-ACCEPTANCE OF COMPETITIVE BID
                        QUOTE
         EXHIBIT K-     FORM OF NOTICE OF CONTINUATION/CONVERSION
         EXHIBIT L -    LIST OF ENVIRONMENTAL REPORTS
         EXHIBIT M-     RENT ROLL
         EXHIBIT N -    ORGANIZATIONAL STRUCTURE AND RELATED MATTERS
         EXHIBIT O-     CERTIFICATE OF COVENANT COMPLIANCE
         EXHIBIT P-     FORM OF TENANT ESTOPPEL CERTIFICATE
         EXHIBIT Q-     ERISA MATTERS
         EXHIBIT R -    FORM OF ASSIGNMENT AND ACCEPTANCE
         EXHIBIT S      FORM OF GUARANTY

SCHEDULES

         SCHEDULE 1     INITIAL UNSECURED ELIGIBLE PROPERTIES AND THEIR OWNERS

                      UNSECURED REVOLVING CREDIT AGREEMENT
                            DATED AS OF JULY 22, 1998


      This UNSECURED REVOLVING CREDIT AGREEMENT (the "AGREEMENT") is made as of the 22nd day of July 1998, by and among LEXINGTON CORPORATE PROPERTIES TRUST ("LEXINGTON"), LEPERCQ CORPORATE INCOME FUND L.P. ("LCIF"), LEPERCQ CORPORATE INCOME FUND II L.P. ("LCIFII"), UNION HILLS ASSOCIATES ("UNION HILLS"), LEX LP-I, INC. ("LLP-I"), LEX GP-I, INC. ("LGP-I"), PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP, ("PHOENIX") AND SAVANNAH WATERFRONT HOTEL, LLC ("SAVANNAH"), jointly and severally (collectively, the "BORROWERS" and individually, a "BORROWER") acting by and through LEXINGTON CORPORATE PROPERTIES TRUST ("BORROWERS' REPRESENTATIVE"); FLEET NATIONAL BANK, a national banking association ("FLEET"), the institutions from time to time who are a party hereto, (whether by execution of this Agreement or an Assignment and Acceptance Agreement) (individually, a "LENDER" and collectively, the "LENDERS") and FLEET NATIONAL BANK as administrative agent for itself and the Lenders (in such capacity, together with its successors and assigns in such capacity, the "AGENT").

      WHEREAS, the Borrowers desire to obtain a separate Revolving Credit Commitment from each Lender pursuant to which such Lender will make Loans (as hereinafter defined) to and for the benefit of one or more of the Borrowers in an amount not to exceed such Lender's Pro Rata Share (as hereinafter defined) in a maximum aggregate outstanding principal amount not to exceed $100,000,000 at any one time; and

      WHEREAS, each Lender is willing, on the terms and conditions hereinafter set forth, to extend a Revolving Credit Commitment and to severally make Loans to and for the benefit of the Borrowers.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      SECTION 1. DEFINITIONS

      1.1. DEFINED TERMS. As used in this Agreement all capitalized terms not otherwise defined shall have the meanings set forth on Exhibit A, applicable both to the singular and the plural forms of the terms defined.

      1.2. COMPUTATION OF TIME PERIODS. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "FROM" means "FROM AND INCLUDING" and the words "TO" and "UNTIL" each mean "TO BUT EXCLUDING". Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed. Any period determined hereunder by reference to a month or months or year or years shall end on the day in the relevant calendar month in the relevant year, if applicable, immediately preceding the date numerically corresponding to the first day of such subsequent period, provided that if such period commences on the last day of a calendar month

(or on a day for which there is no numerically corresponding day in the calendar month during which such period is to end), such period shall, unless otherwise expressly required by the other provisions of this Agreement, end on the last day of the calendar month.

      1.3. ACCOUNTING TERMS. Subject to Section 6.12, for purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.

      1.4. OTHER TERMS. All other terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings assigned to such terms by the Uniform Commercial Code to the extent the same are defined therein.

      SECTION 2. AMOUNT AND TERMS OF LOANS

      2.1. LOAN FACILITY.

            (a) AVAILABILITY. Subject to the terms and conditions set forth in this Agreement, each Lender hereby severally and not jointly agrees to make Revolving Loans and to consider making Competitive Bid Loans in Dollars to any Borrower from time to time during the period from the Initial Funding Date to the Business Day next preceding the Revolving Credit Termination Date, in an amount not to exceed such Lender's Pro Rata Share of the Maximum Availability at such time. All Revolving Credit Loans comprising the same Borrowing under this Agreement shall be made by the Lenders simultaneously and proportionately to their then respective Pro Rata Shares, it being understood that no Lender shall be responsible for any failure by any other Lender to perform its obligation to make a Loan hereunder nor shall the Revolving Credit Commitment of any Lender be increased or decreased as a result of any such failure. Subject to the provisions of this Agreement, any Borrower may repay any outstanding Revolving Loan Credit on any day which is a Business Day and any amounts so repaid may be reborrowed by any Borrower, up to the amount available under this Section 2.1(a), at the time of such Borrowing, until the Business Day next preceding the Revolving Credit Termination Date.

            (b) REVOLVING CREDIT TERMINATION DATE. The Revolving Credit Commitment shall terminate, and all outstanding Obligations shall be paid in full on the Revolving Credit Termination Date. Each Lender's obligation to make Loans shall terminate on the Business Day next preceding the Revolving Credit Termination Date.

            (c) EXTENSION OF REVOLVING CREDIT TERMINATION DATE. If no Default or Event of Default then exists, Borrowers' Representative may request two-year extensions of the then-existing Revolving Credit Termination Date by making such request in writing (an "EXTENSION Request") to Agent no earlier than November 1st of the year preceding the Revolving Credit Termination Date and no later than January 31st of the calendar year in which the then-existing Revolving Credit Termination Date occurs. The then-existing Revolving Credit Termination Date shall be extended for additional two (2) year periods only if (i) Agent and such number of Lenders whose Revolving Credit Commitment (as increased, if applicable) equal to at least $60,000,000 consent in writing to such extension no later than April 1st of the year in which the Revolving Credit Termination Date occurs and (ii) Borrowers' Representative pays to Agent the extension fee set forth in Section 2.17(e) no later than April 15th of such year. The failure to respond by Agent or any Lender to an Extension Request shall be deemed to be a denial of such consent. The Revolving Credit Loans for Lenders not consenting to the Extension Request shall be due and payable by the Borrowers on or before the Revolving Credit Termination Date (prior to extension) and such funds shall be applied by the Agent to fully repay the Revolving Credit Loans made by such non-consenting Lenders. After such payment, the Revolving Credit Commitments of the non-consenting Lenders shall be zero. The aggregate Revolving Credit Commitment during the extension periods shall be equal to the aggregate Revolving Credit Commitment of the Lenders who consented to the Extension Request for that period. Nothing contained herein shall be deemed to obligate any Lender to increase its Revolving Loan Commitment.

            (d) MAXIMUM AVAILABILITY. Notwithstanding anything in this Agreement to the contrary, in no event shall the Outstanding Amount exceed the Maximum Availability except as specifically permitted in Section 2.9.

            (e) VOLUNTARY REDUCTION OF MAXIMUM REVOLVING CREDIT COMMITMENT. Upon at least five (5) Business Days' prior irrevocable written notice (or telephonic notice promptly confirmed in writing) to the Agent, Borrowers' Representative shall have the right, without premium or penalty, to permanently reduce the Maximum Revolving Credit Commitment provided that (a) Borrowers' Representative may not reduce the Maximum Revolving Credit Commitment below the Outstanding Amount at the time of such requested reduction, (b) any such partial reduction shall be in the minimum aggregate amount of Five Million Dollars (U.S. $5,000,000) or any integral multiple of Five Million Dollars (U.S. $5,000,000) in excess thereof, and (c) Borrowers' Representative may not reduce the Maximum Revolving Credit Commitment to an amount less than Sixty Million Dollars (U.S. $60,000,000) except to terminate the Revolving Credit Commitments. Any reduction of the Maximum Revolving Credit Commitment shall be applied pro rata to each Lender's Revolving Commitment.

      2.2. AUTHORIZED AGENTS. On the Closing Date and from time to time thereafter, the Borrowers' Representative shall deliver to the Agent a certificate from a Responsible Officer setting forth the names of the employees and agents authorized to request Loans and Letters of Credit for each Borrower and to request a conversion/continuation of any Loan and containing a specimen signature of each such employee or agent. The employees and agents so authorized shall also be authorized to act for any Borrower in respect of all other matters relating to the Loan Documents. The Agent, Lenders and Issuing Banks shall be entitled to rely conclusively on such employee's or agent's authority to request such Loan or Letter of Credit or such conversion/continuation until the Agent, Lenders and Issuing Banks receive written notice to the contrary. None of the Agent, the Lenders, or the Issuing Banks shall have any duty to verify the authenticity of the signature appearing on any written Notice of Borrowing or Notice of Conversion/Continuation or any other document, and, with respect to an oral request for such a Loan or Letter of Credit or such conversion/continuation, the Agent shall have no duty to verify the identity of any person representing himself or herself as one of the employees or agents authorized to make such request or otherwise to act on behalf of such Borrower. None of the Agent, any Lender or any Issuing Bank shall incur any liability to any Borrower or any other Person in acting upon any telephonic or facsimile notice referred to above which the Agent, such Lender, or such Issuing Bank believes to have been given by a person duly authorized to act on behalf of such Borrower and such Borrower hereby indemnifies and holds harmless the Agent, each Lender and each Issuing Bank from any loss or expense Agent, Lenders and/or the Issuing Banks might incur in acting in good faith as provided in this Section 2.1.

      2.3. PROMISE TO REPAY; EVIDENCE OF INDEBTEDNESS; BORROWERS' OBLIGATIONS; JOINT AND SEVERAL LIABILITY.

            (a) PROMISE TO REPAY. Each Borrower hereby, jointly and severally, agrees to pay when due the principal amount of each Loan, and further agrees to pay all unpaid interest accrued thereon, in accordance with the terms of this Agreement and the Notes. Each Borrower shall execute and deliver to each Lender on the Closing Date, a joint and several promissory note, substantially in the form of Exhibit B, with appropriate insertions, evidencing the Loans and thereafter shall execute and deliver such other promissory notes substantially in the form of Exhibit B as are necessary to evidence the Loans owing to the Lenders after giving effect to any assignment thereof pursuant to Section 10.1 (all such promissory notes and all amendments thereto, replacements thereof and substitutions therefor being collectively referred to as the "NOTES"; and "NOTE" means any one of the NOTES).

            (b) LOAN RECORDS. Each Lender shall maintain in accordance with its usual practice a record (a "LOAN ACCOUNT") evidencing the Indebtedness of the Borrowers to such Lender resulting from each Loan owing to such Lender from time to time, including the amount of principal and interest payable and paid to such Lender from time to time hereunder and under the Notes.

            (c) CONTROL SUB-REGISTER. The Register maintained by the Agent pursuant to Section 10.1(c) shall include a sub-register for each Lender, in which shall be recorded (i) the date and amount of each Borrowing made hereunder, the type of Loan comprising such Borrowing and any Eurodollar Interest Period applicable thereto, (ii) the effective date and amount of each Assignment and Acceptance delivered to and accepted by it and the parties thereto, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder or under the Notes and (iv) the amount of any sum received by the Agent from any Borrower hereunder and each Lender's share thereof.

            (d) ENTRIES BINDING. The entries made in the Register and each Loan Account shall be conclusive and binding for all purposes, absent manifest error.

            (e) BORROWERS' OBLIGATIONS.

                  (i) Upon any Event of Default each Borrower jointly, severally and unconditionally promises to pay to the Agent such amounts as are necessary to cure the Event of

Default or, at the option of the Agent as provided in Section 8.2, to pay the outstanding Obligations in full.

                  (ii) Each Borrower's Obligation is unconditional except as expressly set forth herein, and each Borrower agrees that the Agent, upon the occurrence of an Event of Default, shall not be required to assert any claim or cause of action against the Borrowers' Representative or any other Borrower or Guarantor before asserting any claim or cause of action against a specific Borrower under this Agreement. Each Borrower further agrees that the Agent shall not be required to pursue or foreclose on any Collateral that it may receive from any Borrower or Guarantor as security for any of the Obligations before making a claim or asserting a cause of action against a specific Borrower under this Agreement.

                  (iii) Agent's failure to perfect (by recording or otherwise), protect, secure or insure any security interest or lien in any Collateral given as security for the Obligations or any other collateral now or hereafter securing all or any part of the Obligations shall not release any Borrower from its liabilities and obligations under this Agreement.

                  (iv) Except as otherwise expressly provided herein or in the Loan Documents, presentment, protest, demand, and notice of protest and demand, and notice of receipt of any and all Collateral, and of the exercise of possessory remedies or foreclosure on any and all Collateral received by Agent from any Borrower or Guarantor are hereby waived.

                  (v) No Borrower's Obligation under this Agreement shall be affected, modified, or impaired by the voluntary or involuntary liquidation, dissolution, sale, or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangements, composition with creditors or readjustment of, or other similar proceedings affecting any other Borrower or Guarantor or the Borrowers' Representative, or any of the assets belonging to any of them, nor shall this Agreement be affected, modified, or impaired by the invalidity of the Note or any of the other Loan Documents.

                  (vi) Without notice to any other Borrower or Guarantor or the Borrowers' Representative, without the consent of a specific Borrower or Borrowers' Representative, the Agent may:

                        (a) grant a specific Borrower or Guarantor extensions of
                  the time for payment of the Obligations or any part hereof;

                        (b) renew any of the Obligations;

                        (c) grant a specific Borrower or Guarantor extensions of
                  time for performance of agreements or other indulgences;

                        (d) at any time release any Collateral, or any mortgage,
                  deed of trust or security interest in any Collateral, that may hereafter secure any of the Obligations;

                        (e) compromise, settle, release, or terminate any or all
                  of the obligations, covenants, or agreements of any specific Borrower or Guarantor under the Note or other Loan Documents;

                        (f) at any time release any Guarantor from its Guaranty
                  of any of the Obligations; and

                        (g) with a specific Borrower's written consent, modify
                  or amend any obligation, covenant, or agreement of such Borrower as set forth in its Note or any of the other Loan Documents (and such amendments shall nevertheless be binding upon the other Borrowers).

                  (vii) This Agreement shall continue to be effective, or be reinstated, as the case may be, if at time any whole or partial payment or performance of any Obligations is or is sought to be rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or Guarantor upon or as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, any Borrower or Guarantor or for any substantial part of its property, or otherwise, all as though such payments and performance had not been made, in any case to the extent of the performance rescinded or payments restored or returned. This Agreement and each Borrower's Obligations hereunder shall not be affected in any way by the transfer or other disposition of any Collateral granted to Agent whether by deed, operation of law, or otherwise.

                  (viii) Notwithstanding any provision contained in this Agreement or any Loan Document to the contrary, in the event of any bankruptcy or insolvency proceeding involving LGP-I, LLP-I, LCIF, LCIFII, Union Hills, Phoenix, Savannah or any Guarantor or in the event of any challenge to the full enforceability of all or any of the Loan Documents by any creditor of LGP-I, LLP-I, LCIF, LCIFII, Union Hills, Phoenix, Savannah or any Guarantor or a trustee, receiver or debtor-in-possession of, for or in respect of LGP-I, LLP-I, LCIF, LCIFII, Union Hills, Phoenix, Savannah or any Guarantor the liability of LGP-I, LLP-I, LCIF, LCIFII, Union Hills, Phoenix, Savannah or any Guarantor under the Loan Documents shall be limited to the lesser of the following amounts minus, in either case, one dollar ($1.00):

                        (a) the lowest amount which would render LGP-I, LLP-I,
                  LCIF, LCIFII, Union Hills, Phoenix, Savannah's or any Guarantor undertakings under the Loan Documents a fraudulent conveyance under the laws of the State of New York or other similar or analogous law or statute of the state having jurisdiction over the subject matter; or

                        (b) the lowest amount which would render LGP-I, LLP-I,
                  LCIF, LCIFII, Union Hills, Phoenix, Savannah's or any Guarantor undertakings under the Loan Documents a fraudulent transfer under Section 548 of the Bankruptcy Code of 1978, as amended.

     Section 2.3 (e) (viii) shall control every other provision of the Loan Documents except, however, this provision shall not be construed to prohibit a valuation of the assets of LGP-I, LLP-I, LCIF LCIFII, Union Hills, Phoenix, Savannah or any Guarantor for an amount exceeding (a) or (b) above, minus $1.00, at a date subsequent to the date hereof, whereupon the individual liability of LGP-I, LLP-I, LCIF LCIFII, Union Hills, Phoenix, Savannah or any Guarantor under the Loan Documents shall increase with the value of such assets up to a maximum of $100,000,000.

      2.4 JOINT AND SEVERAL LIABILITY OF THE BORROWERS AND GUARANTORS.

            (a) Each of the Borrowers and Guarantors is or will be accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and Guarantors and in consideration of the undertakings of each other Borrower and Guarantor to accept joint and several liability for the Obligations.

            (b) Each of the Borrowers and Guarantors, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 2.4(b)),it being the intention of the parties hereto that all the Obligations shall be the joint and several Obligations of each of the Borrowers and Guarantors without preferences or distinction among them.

            (c) If and to the extent that any of the Borrowers or Guarantors shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, subject to the grace periods set forth therein, the other Borrowers and Guarantors will make such payment with respect to, or perform, such Obligation.

            (d) The Obligations of each of the Borrowers and Guarantors under the provisions of this Section 2.4 constitute full recourse Obligations of each of the Borrowers and Guarantors enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstance whatsoever.

            (e) Except as otherwise expressly provided in this Agreement or the other Loan Documents, each of the Borrowers and Guarantors hereby waives notice of acceptance of its joint and several liability, notice of any Loans made under this Agreement, notice of any action at any time taken or omitted by the Lenders under or in respect of any of the Obligations, and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement. Except as otherwise expressly provided in this Agreement or the other Loan Documents, each of the Borrowers and Guarantors hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lenders at any time or times in respect of any default by any of the Borrowers or Guarantors in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any of the Borrowers or Guarantors. Without limiting the generality of the foregoing, each of the Borrowers and Guarantors assents to any other action or delay in acting or failure to act on the part of the Lenders with respect to the failure by any of the Borrowers or Guarantors to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 2.4, afford grounds for terminating, discharging or relieving any of the Borrowers or Guarantors, in whole or in part, from any of its Obligations under this Section 2.4, it being the intention of each of the Borrowers and Guarantors that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Borrowers and Guarantors under this Section 2.4 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each of the Borrowers and Guarantors under this Section 2.4 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, re-construction or similar proceeding with respect to any of the Borrowers and Guarantors or the Lenders. The joint and several liability of the Borrowers and Guarantors hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any of the Borrowers and Guarantors or the Lenders.

            (f) The provisions of this Section 2.4 are made for the benefit of the Lenders and their permitted successors and assigns, and may be enforced against any or all of the Borrowers and Guarantors as often as occasion therefor may arise and without requirement on the part of the Lenders first to marshal any of their claims or to exercise any of their rights against any other Borrower or Guarantor or to exhaust any remedies available to them against any other Borrower or Guarantor or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.4 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy or reorganization of any of the Borrowers or Guarantor or otherwise, the provisions of this Section 2.4 will forthwith be reinstated in effect, as though such payment had not been made.

      2.5. PROCEDURE FOR BORROWING UNDER THE REVOLVING CREDIT FACILITY

            (a) NOTICE OF BORROWING. Whenever any Borrower desires to borrow under Section 2.1, Borrowers' Representative shall deliver to Agent a notice of borrowing (a "NOTICE OF BORROWING") substantially in the form of Exhibit C accompanied by a Certificate of Unencumbered Eligible Properties; Maximum Availability and Current Availability, substantially in the form of Exhibit D, and a Certificate of Total Debt to Capitalized Value in the form of Exhibit E no later than 10:00 A.M. (New York time) at least three (3) Business Days in advance of the proposed Funding Date for any Revolving Credit Eurodollar Loan and no later than the Business Day immediately preceding the proposed Funding Date for any Base Rate Loan. The Notice of Borrowing shall specify and include (as appropriate):

                  (i) the Borrower and proposed Funding Date (which shall be a Business Day);

                  (ii) the amount of the proposed Borrowing (which amount shall be in a minimum aggregate amount of $1,000,000 and integral multiples of $100,000 in excess of that amount);

                  (iii) whether such Loans will be Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans are specified, the initial Interest Period requested for such Eurodollar Loans;

                  (iv) the account into which the net proceeds of the requested Borrowing are to be credited;

                  (v) a statement as to whether the representations and warranties contained in the Loan Documents are true, correct and accurate in all material respects to the same extent as though made on and as of the date of such Notice of Borrowing;

                  (vi) a statement as to whether any Default or Event of Default has occurred and is continuing or would result from the proposed Borrowing; and

                  (vii) a statement as to whether the amount of the proposed Borrowing will cause the aggregate outstanding principal amount of the Revolving Credit Loans to exceed the Maximum Availability currently in effect. Subject to the provisions of Section 2.9, in the event that any Lender shall fail to fund its Pro Rata Share of any Revolving Credit Loan on or prior to the applicable Funding Date and the Agent and/or the other Lenders shall fail to advance the defaulted amount, Borrowers' Representative may (but shall not be obligated to) cancel such Notice of Borrowing upon notice to Agent given no later than 2:00 p.m. (EST) on the Funding Date. Agent shall give Borrowers' Representative notice of any Lender's default as soon as practicable after Agent becomes aware of such default. Except as otherwise provided in the immediately foregoing sentence or in Sections 2.14 and 2.15, a Notice of Borrowing shall be irrevocable, and the Borrowers shall be bound to make the borrowing specified in such Notice of Borrowing in accordance therewith.

     If Borrowers' Representative fails to specify the type of Revolving Credit Loan (i.e. Base Rate Loan or Eurodollar Loan) or an initial Interest Period, Borrowers' Representative will be deemed, in each case, to have requested a Base Rate Loan.

            (b) MAKING OF REVOLVING CREDIT LOANS. (i) Promptly after receipt of a Notice of Borrowing under Section 2.5(a), the Agent shall notify each Lender by facsimile transmission of the proposed Borrowing and send each Lender a copy of the Notice of Borrowing including exhibits. Each Lender shall deposit an amount equal to its Pro Rata Share of the Revolving Credit Loan requested by the Borrowers' Representative with the Agent at its office in Providence, Rhode Island or such other office as Agent shall designate from time to time, in immediately available funds, not later than 11:00 a.m. (New York time) on the respective Funding Date therefor. Subject to the fulfillment of the conditions precedent set forth in Section 5.1 or Section 5.2, as applicable, the Agent shall make the proceeds of such amounts received by it available to the Borrowers' Representative at the Agent's office in Providence, Rhode Island on such Funding Date (or on the date received if later than such Funding Date) and shall disburse such proceeds in accordance with the Borrowers' Representative's disbursement instructions set forth in the applicable Notice of Borrowing. The failure of any Lender to deposit the amount described above with the Agent on the applicable Funding Date shall not relieve any other Lender of its obligations hereunder to make its Loan on such Funding Date. In the event the conditions precedent set forth in Section 5.1 or Section 5.2 are not fulfilled as of the proposed Funding Date for any Borrowing, the Agent shall promptly return, by wire transfer of immediately available funds, the amount deposited by each Lender to such Lender.

                  (ii) Unless the Agent shall have been notified by any Lender on the Business Day immediately preceding the applicable Funding Date in respect of any Revolving Credit Loan that such Lender does not intend to fund its Loan requested to be made on such Funding Date, the Agent may assume that such Lender has funded its Revolving Credit Loan and is depositing the proceeds thereof with the Agent on the Funding Date therefor, and the Agent in its sole discretion may, but shall not be obligated to, disburse a corresponding amount to the Borrowers' Representative on the applicable Funding Date. If the Revolving Credit Loan proceeds corresponding to that amount are advanced to the Borrowers' Representative by the Agent but are not in fact deposited with the Agent by such Lender on or prior to the applicable Funding Date, such Lender agrees to pay to the Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is disbursed to or for the benefit of the Borrowers until the date such amount is paid or repaid to the Agent at the Federal Funds Rate for the first three (3) Business Days, and thereafter at the interest rate applicable to such Borrowing. If such Lender shall pay to the Agent the corresponding amount, the amount so paid shall constitute such Lender's Loan. This Section 2.5(b)(ii) does not relieve any Lender of its obligation to make its Revolving Credit Loan on any applicable Funding Date.


      2.6. COMPETITIVE BID LOANS.

            (a) THE COMPETITIVE BID OPTION. In addition to the Revolving Credit Loans made pursuant to Section 2.5(b) hereof, and provided that the Borrower's Representative has made a Competitive Bid Loans Election and that at the time of such request no Default or Event of Default has occurred and is continuing and Lexington, LCIF or LCIFII has achieved and is maintaining the Minimum Investment Rating, the Borrowers' Representative may request Competitive Bid Loans pursuant to the terms of this Section 2.6. The Lenders may, but shall have no obligation to, make such offers and the Borrowers' Representative may, but shall have no obligation to, accept such offers in the manner set forth in this Section 2.6. Notwithstanding any other provision herein to the contrary, at no time shall the aggregate principal amount of Competitive Bid Loans outstanding at any time exceed the lesser of (a) the Current Availability or (b) $50,000,000.

            (b) COMPETITIVE BID LOAN ACCOUNTS; COMPETITIVE BID NOTES.

                  (i) The obligation of the Borrowers to repay the outstanding principal amount of any and all Competitive Bid Loans, plus interest at the applicable Competitive Bid Rate or the sum of the Competitive Bid Margin plus the applicable Eurodollar Rate (as the case may be) accrued thereon, shall be evidenced by this Agreement and by individual loan accounts (the "COMPETITIVE BID LOAN ACCOUNTS" and individually, a "COMPETITIVE BID LOAN ACCOUNT") maintained by the Agent on its books for each of the Lenders, it being the intention of the parties hereto that, except as provided for in paragraph (ii) of this Section 2.6(b), each Borrower's obligations with respect to Competitive Bid Loans are to be evidenced only as stated herein and not by separate promissory notes and upon the making of any such Competitive Bid Loans shall hereby constitute an absolute promise to pay same when due, without notice, demand, presentment or setoff except as expressly provided herein or in the other Loan Documents.

                  (ii) Any Lender may at any time, and from time to time, request that any Competitive Bid Loans outstanding to such Lender be evidenced by a joint and several promissory note of the Borrowers in substantially the form of Exhibit G hereto (each, a "COMPETITIVE BID Note"), dated as of the Closing Date and completed with appropriate insertions. One Competitive Bid Note shall be payable to the order of each Lender in an amount equal to the principal amount of the Competitive Bid Loan made by such Lender to the Borrowers, and representing the obligation of the Borrowers to pay such Lender the principal amount of any and all Competitive Bid Loans made by such Lender, plus interest at the applicable Competitive Bid Rate or the sum of the Competitive Bid Margin plus the applicable Eurodollar Base accrued thereon, as set forth herein. Upon execution and delivery by the Borrowers of a Competitive Bid Note, the Borrowers' obligation to repay any and all Competitive Bid Loans made to them by such Lender and all interest thereon shall thereafter be evidenced by such Competitive Bid Note.

                  (iii) Each Borrower irrevocably authorizes (i) each Lender to make or cause to be made, in connection with a Funding Date of any Competitive Bid Loan or at the time or receipt of any payment of principal on such Lender's Competitive Bid Note in the case of a Competitive Bid Note, and (ii) the Agent to make or cause to be made, in connection with a Funding Date of any Competitive Bid Loan or at the time of receipt of any payment of principal on such Lender's Competitive Bid Loan Account in the case of a Competitive Bid Loan Account, an appropriate notation on such Lender's records or on the schedule attached to such Lender's Competitive Bid Note or a continuation of such schedule attached thereto, or the Agent's records, as applicable, reflecting the making of the Competitive Bid Loan or the receipt of such payment (as the case may be) and may, prior to any transfer of a Competitive Bid Note, endorse on the reverse side thereof the outstanding principal amount of the Competitive Bid Loans evidenced thereby. The outstanding amount of the Competitive Bid Loans set forth in such Lender's records or the Agent's records, as applicable, shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount shall not limit or otherwise affect the obligations of the Borrower thereunder to make payments of principal of or interest on any Competitive Bid Loan when due.

            (c) COMPETITIVE BID QUOTE REQUEST; INVITATION FOR COMPETITIVE BID
                QUOTES; ADMINISTRATIVE FEE.

                  (i) When the Borrowers' Representative wishes to request offers to make Competitive Bid Loans under this Section 2.6, it shall transmit to the Agent by telex or facsimile a Competitive Bid Quote Request substantially in the form of Exhibit G hereto (a "COMPETITIVE BID QUOTE REQUEST") so as to be received no later than 11:00 a.m. (New York City time) (i) five (5) Business Days prior to the requested Funding Date in the case of a Competitive Bid Loan bearing interest calculated by reference to the Eurodollar Rate (a "EURODOLLAR COMPETITIVE BID LOAN") or (ii) one (1) Business Day prior to the requested Funding Date in the case of an Competitive Bid Loan bearing interest calculated by reference to a fixed rate of interest (an "ABSOLUTE RATE COMPETITIVE BID LOAN"), specifying:

                              (A) the requested Funding Date (which must be a
                  Business Day);

                              (B) the aggregate amount of such Competitive Bid
                  Loans, which shall be $5,000,000 or larger multiples of $1,000,000;

                              (C) the duration of the Interest Period applicable
                  thereto in the case of Eurodollar Competitive Bid Loans, subject to the provisions of the definition of Interest Period; and

                              (D) whether the Competitive Bid Quotes requested
                  are for Eurodollar Competitive Bid Loans or Absolute Rate Competitive Bid Loans.

The Borrowers' Representative may request offers to make Competitive Bid Loans for more than one Interest Period in a single Competitive Bid Quote Request. No new Competitive Bid Quote Request shall be given until the Borrowers' Representative has notified the Agent of its acceptance or non-acceptance of the Competitive Bid Quotes relating to any outstanding Competitive Bid Quote Request.

                  (ii) Promptly upon receipt of a Competitive Bid Quote Request, the Agent shall send to the Lenders by telecopy or facsimile transmission an Invitation for Competitive Bid Quotes substantially in the form of Exhibit H hereto, which shall constitute an invitation by the Borrowers' Representative to each Lender to submit Competitive Bid Quotes in accordance with this Section 2.6.

            (d) ALTERNATIVE MANNER OF PROCEDURE. If, after receipt by the Agent and each of the Lenders of a Competitive Bid Quote Request from the Borrowers' Representative in accordance with Section 2.6(c) the Agent or any Lender shall be unable to complete any procedure of the auction process described in Sections 2.6(e) and (f) (inclusive) due to the inability of such Person to transmit or receive communications through the means specified therein, such Person may rely on telephonic notice for the transmission or receipt of such communications. In any case where such Person shall relay on telephone transmission or receipt, any communication made by telephone shall, as soon as possible thereafter, be followed by written confirmation thereof.

            (e) SUBMISSION AND CONTENTS OF COMPETITIVE BID QUOTES. (i) Each Lender may, but shall be under no obligation to, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Competitive Bid Quote Request. Each Competitive Bid Quote must comply with the requirements of this Section 2.6(e) and must be submitted to the Agent by telex or facsimile transmission at its offices not later than (i) 2:00 p.m. (New York City time) on the fourth Business Day prior to the proposed Funding Date, in the case of a Eurodollar Competitive Bid Loan or (ii) 10:00 a.m. (New York City time) on the day prior to the proposed Funding Date, in the case of an Absolute Rate Competitive Bid Loan, provided that the Competitive Bid Quotes may be submitted by the Agent in its capacity as a Lender only if it submits its Competitive Bid Quote to the Borrowers' Representative not later than (x) one hour prior to the deadline for the other Lenders, in the case of a Eurodollar Competitive Bid Loan or (y) 15 minutes prior to the deadline for the other Lenders, in the case of an Absolute Rate Competitive Bid Loan. Subject to the provisions of Sections 5.1 and 5.2 hereof, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrowers' Representative.

                  (ii) Each Competitive Bid Quote shall be in substantially the form of Exhibit I hereto and shall in any case specify:

                        (a) the proposed Funding Date;

                        (b) the principal amount of the Competitive Bid Loan for
                  which each proposal is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Lender, (x) must be $2,000,000 or a larger multiple of $1,000,000, (y) may not exceed the aggregate principal amount of Competitive Bid Loans for which offers being made by such quoting Lender may be accepted;

                        (c) the Interest Periods for which Competitive Bid
                  Quotes are being submitted;

                        (d) in the case of a Eurodollar Rate Competitive Bid
                  Loan, the margin above or below the applicable Eurodollar Base (the "COMPETITIVE BID MARGIN") offered for each such Eurodollar Rate Competitive Bid Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such Eurodollar Base;

                        (e) in the case of a Absolute Rate Competitive Bid Loan,
                  the rate of interest per annum (specified to the nearest 1/10,000th of 1%) (the "COMPETITIVE BID Rate") offered for each such Absolute Rate Competitive Bid Loan; and

                        (f) the identity of the quoting Lender.
A Competitive Bid Quote may include up to five (5) separate offers by the quoting Lender with respect to each Interest Period specified in the related Invitation for Competitive Bid Quotes.

                  (iii) Any Competitive Bid Quote shall be disregarded if it:

                        (a) is not substantially in the form of Exhibit I
                  hereto;

                        (b) contains qualifying, conditional or similar
                  language;

                        (c) proposes terms other than or in addition to those
                  set forth in the applicable Invitation for Competitive Bid Quotes; or

                        (d) arrives after the time set forth in Section
                  2.6(e)(i) hereof.

            (f) NOTICE TO BORROWERS' REPRESENTATIVE. The Agent shall promptly notify the Borrowers' Representative of the terms (a) of any Competitive Bid Quote submitted by a Lender that is in accordance with Section 2.6(e), and (b) of any subsequent amendment, modification or supplement of such Competitive Bid Quote submitted by such Lender. Any such amendment, modification or supplement of a Competitive Bid Quote shall be disregarded by the Agent unless same is submitted solely to correct a manifest error in such Competitive Bid Quote and was received by the Agent within the time period required in Section 2.6(e)(i) for receipt of Competitive Bid Quotes. The Agent's notice to the Borrowers' Representative shall specify (i) the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request, (ii) the respective principal amounts and Competitive Bid Margins or Competitive Bid Rates, as the case may be, so offered, and the identity of the respective Lenders submitting such offers, and (iii) if applicable, limitations on the aggregate principal amount of Competitive Bid Loans for which offers in any single Competitive Bid Quote may be accepted.

            (g) ACCEPTANCE AND NOTICE BY BORROWER AND AGENT. Not later than 11:30 a.m. (New York City time) on (i) the third Business Day prior to the proposed Funding Date, in the case of a Eurodollar Rate Competitive Bid Loan or
(ii) the proposed Funding Date, in the case of an Absolute Rate Competitive Bid Loan, the Borrowers' Representative shall notify the Agent of its acceptance or non-acceptance in whole or in part of each Competitive Bid Quote in substantially the form of Exhibit J hereto. The Borrowers' Representative may accept any Competitive Bid Quote in whole or in part; provided that:

                  (i) the aggregate principal amount of each Competitive Bid Loan may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

                  (ii) acceptance of offers may only be made on the basis of ascending Competitive Bid Margins or Competitive Bid Rates, as the case may be; and

                  (iii) the Borrowers' Representative may not accept any offer that is described in subsection 2.6(e)(iii).

      The Agent shall promptly notify each Lender which submitted a Competitive Bid Quote of the Borrowers' Representative acceptance or non-acceptance thereof.

            (h) ALLOCATION BY AGENT. If offers are made by two (2) or more Lenders with the same Competitive Bid Margin or Competitive Bid Rate, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted by Borrowers' Representative for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Agent among such Lenders as nearly as possible (in such multiples, not less than $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determination by the Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error.

            (i) FUNDING OF COMPETITIVE BID LOANS. If, on or prior to the Funding Date of any Competitive Bid Loan, the Maximum Revolving Credit Commitment has not been terminated in full and if, on such Funding Date, the applicable conditions of Sections 5.1 and 5.2 hereof are satisfied, and the Agent shall have received a certificate in the form of Exhibit D hereto showing that the Competitive Bid Loan will not exceed Current Availability, the Lender or Lenders whose offers the Borrowers' Representative has accepted will fund each Competitive Bid Loan so accepted. Such Lender or Lenders will make such Competitive Bid Loans by crediting the Agent for further credit to the Borrowers' Representative's specified account with Agent, in immediately available funds not later than 1:00 p.m. (New York City time) on such Funding Date.

            (j) FUNDING LOSSES. If, after acceptance of any Competitive Bid Quote pursuant to Section 2.6(g), the Borrowers' Representative (a) fails to borrow any Competitive Bid Loan so accepted on the date specified therefor, or
(b) repays the outstanding amount of the Competitive Bid Loan on or prior to the last day of the Interest Period relating thereto, each

Borrower shall indemnify the Lender making such Competitive Bid Quote or funding such Competitive Bid Loan against any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such unborrowed Loans in accordance with, Section 2.16.

            (k) REPAYMENT OF COMPETITIVE BID LOANS; INTEREST. The principal of each Competitive Bid Loan shall become absolutely due and payable by the Borrowers on the last day of the Interest Period relating thereto, and the Borrowers hereby absolutely and unconditionally promise to pay to the Agent for the account of the relevant Lenders at or before 1:00 p.m.(New York City time) on the last day of the Interest Periods relating thereto the principal amount of all such Competitive Bid Loans, plus interest thereon at the applicable Competitive Bid Rates or the sum of the Competitive Bid Margin plus the applicable Eurodollar Base (as the case may be). The Competitive Bid Loans shall bear interest at the rate per annum specified in the applicable Competitive Bid Quotes. Interest on the Competitive Bid Loans shall be payable (a) on the last day of the applicable Interest Periods, and if any such Interest Period is longer than three months, also on the last day of the third month following the commencement of such Interest Period, and (b) on the Revolving Credit Termination Date for all Loans. Subject to the terms of this Agreement, the Borrowers' Representative may make Competitive Bid Quote Requests with respect to new borrowings of any amounts so repaid prior to the Revolving Credit Termination Date. The provisions of Section 2.8(c) shall not apply to Competitive Bid Loans.

            (l) OPTIONAL REPAYMENT OF COMPETITIVE BID LOANS. The Borrowers shall have the right, at their election, to repay the outstanding amount of any of the Competitive Bid Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount of any Competitive Bid Loan pursuant to this Section 2.6(i) may be made only on the last day of the Interest Period relating thereto, or, if made prior to such date, shall be made subject to the provisions of Section 2.(6)(k) hereof. The Borrowers' Representative shall give the Agent no less than three (3) Business Days notice of any proposed prepayment pursuant to this Section 2.(6)(l) specifying the proposed date of prepayment of the Competitive Bid Loan and the principal amount to be paid.

            (m) DETERMINATION OF INTEREST RATE. As soon as practicable on the second Business Day prior to the first day of each Interest Period in the case of a Eurodollar Competitive Bid Loan (the "EURODOLLAR COMPETITIVE BID INTEREST RATE DETERMINATION DATE"), the Agent shall determine (pursuant to the procedures set forth in the definition of Eurodollar Base) the interest rate which shall apply to the Eurodollar Competitive Bid Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrowers' Representative and to each Lender. The Agent's determination shall be presumed to be correct, absent manifest error, and shall be binding upon each Borrower. Any failure by any Lender to take into account any reserve percentage when calculating interest due on Eurodollar Loans shall not constitute, whether by course of dealing or otherwise, a waiver by such Lender of its right to collect such amount for any future period.

      2.7. INTEREST ON THE LOANS AND OTHER OBLIGATIONS.

            (a) GENERALLY. Each Revolving Credit Loan shall be (i) a Eurodollar Loan or a Base Rate Loan as selected or deemed to have been selected by Borrowers' Representative initially at the time a Notice of Borrowing is given pursuant to Section 2.5(a); or (ii) as selected pursuant to Section 2.8(c); except in each case for any portion of a Eurodollar Loan which is converted to a Base Rate Loan pursuant to Section 2.1 or 2.5. All Competitive Bid Loans shall be governed by the provisions of Section 2.6. All Loans and the outstanding principal balance of all other Obligations shall bear interest on the unpaid principal amount thereof from the date such Loans are made and such other Obligations are due and payable until paid in full but excluding the date of repayment (whether by acceleration or otherwise), at the interest rates specified as follows (the "APPLICABLE RATE"):

                  (iii) in the case of a Eurodollar Loan, at an interest rate per annum for and during each Interest Period equal to the Eurodollar Rate for such Interest Period;

                  (iv) in the case of Competitive Bid Loan at the Competitive Bid Rate;

                  (v) in the case of a Eurodollar Rate Competitive Bid Loan at the Eurodollar Base plus the Competitive Bid Margin; and

                  (vi) in the case of the Base Rate Loan or any other Obligation, at an interest rate per annum equal to the Base Rate in effect from time to time.

The applicable basis for determining the rate of interest on the Revolving Credit Loans shall be selected by the Borrowers' Representative at the time a Notice of Borrowing or a Notice of Conversion/Continuation is delivered by the Borrowers' Representative to the Agent; provided, however, the Borrowers' Representative may not select the Eurodollar Rate as the applicable basis for determining the rate of interest on any Loan if at the time of such selection a Default or Event of Default would occur from such Borrowing or conversion or continuation or has occurred and is continuing and provided further that, from and after the occurrence and during the continuance of an Event of Default, each Eurodollar Loan then outstanding may, at the Agent's option, convert to a Base Rate Loan. If on any day any Revolving Credit Loan is outstanding with respect to which a Notice of Continuation/Conversion has not been delivered to the Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest on that day, then for that day interest on that Revolving Credit Loan shall be determined by reference to the Base Rate. The basis for determining the applicable rate of interest on a Competitive Bid Loan shall be as set forth in Section 2.6.

            (b) INTEREST PAYMENTS. (i) Interest accrued on each Loan shall be payable in arrears (A) on each Interest Payment Date, (B) upon the payment or prepayment thereof in full or in part, and (C) if not previously paid in full, (whether by acceleration or otherwise) on the Revolving Credit Termination Date.

                  (ii) Interest accrued on the principal balance of any outstanding Reimbursement Obligation shall be calculated on the last day of each calendar month and shall be payable in arrears (A) on the first day of the calendar month, commencing on the first such day following the incurrence of such Reimbursement Obligation, (B) upon repayment thereof in full or in part, and (C) if not previously paid in full, at the time such other Reimbursement Obligations become due and payable (whether by acceleration or otherwise).

            (c) LATE CHARGE; DEFAULT INTEREST. If any payment of principal or interest on any portion of a Loan or any other Obligation becoming due hereunder or under any of the Loan Documents is not made within ten (10) days of the date such payment is due, Borrowers shall be subject to a late charge of five percent (5%) of the amount of such payment. Borrowers shall be entitled to a one-time waiver of the late charge prior to the Revolving Credit Termination Date. Subsequent waivers during the term of the Loan shall be at the Agent's discretion. Upon the occurrence and during the continuance of an Event of Default, Borrowers shall pay interest (to the extent permitted by law in the case of interest on overdue interest) on such defaulted amount accruing from and including the date of such Event of Default up to but excluding the date of actual payment (after as well as before judgment) at a rate per annum which is the sum of (i) four percent (4%) plus (ii) the Applicable Rate otherwise payable. All payments due under this Section 2.7(c) shall be payable upon demand.

      2.8. DURATION AND DETERMINATION OF INTEREST PERIOD; DETERMINATION OF INTEREST RATE; CONTINUATION/CONVERSION OF LOANS

            (a) DURATION AND DETERMINATION OF INTEREST PERIOD. Each notice as set forth in Section 2.5(a) (with respect to a Borrowing of Revolving Credit Eurodollar Rate Loans) or Section 2.8(c) (with respect to a conversion into or continuation of Revolving Credit Eurodollar Loans) shall designate an Interest Period, provided, that no more than eight (8) Interest Periods shall be in effect at any one time for any Revolving Credit Eurodollar Loans, Base Rate Loans or Competitive Bid Loans, or any combination of the three.

            (b) DETERMINATION OF INTEREST RATE. As soon as practicable on the second Business Day prior to the first day of each Interest Period in the case of a Revolving Credit Eurodollar Rate Loan (the "Interest Rate Determination Date"), the Agent shall determine (pursuant to the procedures set forth in the definition of Eurodollar Base in the case of a Eurodollar Rate Loan) the interest rate which shall apply to the Revolving Credit Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrowers' Representative and to each Lender. The Agent's determination shall be presumed to be correct, absent manifest error, and shall be binding upon each Borrower. Any failure by any Lender to take into account any reserve percentage when calculating interest due on Eurodollar Loans shall not constitute, whether by course of dealing or otherwise, waiver by such Lender of its right to collect such amount for any future period.

            (c) CONVERSION/CONTINUATION OF LOANS.

                  (i) Subject to the provisions of Sections 2.14 and 2.15, Borrowers' Representative shall have the option (A) to convert at any time all or any part of outstanding Base Rate Loans to Revolving Credit Eurodollar Loans or (B) to convert all or any part of outstanding Revolving Credit Eurodollar Loans having Interest Periods which expire on the same date to Base Rate Loans on such expiration date; or (C) to continue all or any part of outstanding Revolving Credit Eurodollar Loans having Interest Periods which expire on the same date as Revolving Credit Eurodollar Loans, and the succeeding Interest Period of such continued Revolving Credit Eurodollars Loans shall commence on such expiration date; provided, however, no such outstanding Revolving Credit Eurodollars Loan may be continued as, or be converted into, a Revolving Credit Eurodollar Loan (i) if the continuation of, or the conversion into, would violate any of the provisions of Section 2.14 or 2.15 or (ii) if a Default or Event of Default would occur as a result thereof or has occurred and is continuing. Any conversion into or continuation of Revolving Credit Eurodollar Rate Loans under this Section 2.8(c) shall be in a minimum amount of $1,000,000 and in integral multiples of $100,000 in excess of that amount, except in the case of a conversion into or a continuation of an entire Borrowing of Non Pro Rata Loans.

                  (ii) To convert or continue a Revolving Credit Loan Borrowers' Representative shall deliver a Notice of Continuation/Conversion substantially in the form of Exhibit K to Agent no later than 10:00 A.M. (New York City time) at least three (3) Business Days in advance of the proposed continuation/conversion date in the case of a conversion to, or a continuation of, Revolving Credit Eurodollar Loans or at least one (1) Business Day in advance of the proposed continuation/conversion date in the case of a conversion to a Base Rate Loan. A Notice of Continuation/Conversion shall specify (A) the proposed continuation/conversion date (which shall be a Business Day), (B) the principal amount of the Revolving Credit Loans to be continued/converted, (C) whether such Loan shall be converted and/or continued, (D) in the case of a continuation of, or conversion to, a Revolving Credit Eurodollar Loan, the requested Interest Period, and (E) that no Default or Event of Default has occurred and is continuing or would result from the proposed continuation/conversion.

      Promptly after receipt of a Notice of Conversion/Continuation the Agent shall notify each Lender by facsimile transmission of the proposed conversion/continuation. Except as otherwise provided in Sections 2.14 and 2.15, a Notice of Continuation/Conversion shall be irrevocable on and after the related Interest Rate Determination Date, and Borrowers shall be bound to effect a continuation and/or conversion (as applicable) in accordance therewith.

      If Borrowers' Representative fails to give a valid Notice of Continuation/Conversion in respect of any portion of a Revolving Credit Eurodollar Loan which is not repaid in accordance with the terms hereof at the end of the relevant Interest Period, such portion shall be converted automatically into a Base Rate Loan; provided that if Borrowers' Representative subsequently gives a valid Notice of Continuation/Conversion in respect of such Base Rate Loan, it shall be converted into a Eurodollar Loan in accordance with the requirements for a continuation/conversion under this Section 2.8.

      2.9. OPTIONAL PREPAYMENTS; MANDATORY PREPAYMENTS

            (a) Subject to Section 2.9(c), Borrowers may, at their option, prepay any Loans on (i) the last day of the applicable Interest Period, in whole or in part, without premium or penalty or additional cost or expense, or (ii) any other time subject to the indemnification obligations contained in Section 2.16; upon, in each case, at least three (3) Business Days' prior written notice to Agent, specifying the amount of prepayment. Base Rate Loans may be prepaid without premium or penalty or additional cost or expense at any time. Each notice of prepayment pursuant to this clause (a) shall be irrevocable and the payment amount specified in such notice shall be due and payable on the date specified, together with accrued interest to such date on the Loans and all amounts (if any) payable pursuant to Section 2.16. Partial prepayments of the Loans pursuant to this clause (a) shall be in an aggregate principal amount of $100,000 or an integral multiple thereof.

            (b) The Loans shall be subject to certain mandatory repricing pursuant to and upon the occurrence of the events described in the provisions of Sections 2.14 and 2.15.

            (c) If at any time prior to the Revolving Credit Termination Date for any reason (except as a result of the failure of an Unencumbered Eligible Property to continue to qualify as an Unencumbered Eligible Property solely because the tenant no longer qualifies as a Class I or Class II Credit Tenant) the Outstanding Amount or Total Unsecured Debt exceeds the Maximum Availability ( the amount of any such excess hereinafter "EXCESS OUTSTANDINGS") (which event, notwithstanding the provisions of this Section, shall be a Default), Borrowers shall within fifteen (15) Business Days of the date Agent notifies Borrowers' Representative of same reduce the Outstanding Amount or Total Unsecured Debt to an amount that is equal to or less than the Maximum Availability.

            (d) If at any time an Unencumbered Eligible Property fails to continue to qualify as an Unencumbered Eligible Property solely because the tenant no longer qualifies as a Class I or Class II Credit Tenant (unless the Requisite Lenders approved such tenant at the time of the approval of such Unencumbered Eligible Property notwithstanding that the tenant failed to achieve or maintain such qualification) and this results in Excess Outstandings, Borrowers shall be required to make monthly principal payments based on the amount of such Excess Outstandings. Such monthly principal payments shall be calculated based on a five-year straight line amortization schedule and shall commence ninety (90) days from the date such Unencumbered Eligible Property ceased to qualify as an Unencumbered Eligible Property for such reason (unless the Excess Outstandings have been eliminated by Requisite Lender's approval and acceptance of another Unencumbered Eligible Property, or by the tenant regaining its status as a Class I or Class II Credit Tenant, or otherwise during such period), with all unpaid principal and/or interest arising under such circumstances due and payable in full on the next occurring Revolving Credit Termination Date without taking into account any extension rights.

      Notwithstanding the foregoing, if any subsequent event occurs which would have resulted in such Unencumbered Eligible Property losing its status as an Unencumbered Eligible Property under the terms of Section 2.19(a)(i), (ii), (iv) and (b) or Section 2.21, the provisions of Section 2.9(c) shall apply immediately.

            (e) Subject to the provisions of Section 2.11, Borrowers' Representative may designate the application of any prepayments to be applied to principal on the Revolving Credit Loans to the Eurodollar Loans or Base Rate Loans as it may select, provided that if Borrowers' Representative does not designate such application, such prepayments shall be applied (i) first to outstanding Base Rate Loans, and (ii) second to outstanding Eurodollar Loans.

      2.10. COMPUTATION OF INTEREST AND FEES. Interest, fees and other amounts calculated on the basis of a rate per annum shall be computed on the basis of a 360-day year for the actual number of days elapsed. In computing interest on any Loan, the date of the making of the Loan or the first day of an Interest Period, as the case may be, shall be included and the date of payment or the expiration date of an Interest Period, as the case may be, shall be excluded; provided, however, if a Loan is repaid on the same day on which it is made, one (1) day's interest shall be paid on such Loan.

      2.11. PAYMENTS.

            (a) MANNER AND TIME OF PAYMENT. All payments of principal of and interest on the Loans and Reimbursement Obligations and other Obligations (including, without limitation, fees and expenses) which are payable to the Agent, the Lenders or any Issuing Bank shall be made without condition or reservation of right, in immediately available funds, delivered to the Agent (or, in the case of Reimbursement Obligations, to the pertinent Issuing Bank) not later than 1:00 p.m. (New York time) on the date and at the place due, to such account of the Agent (or such Issuing Bank) as it may designate, for the account of the Agent, the Lenders or such Issuing Bank, as the case may be; and funds received by the Agent, including, without limitation, funds in respect of any Loans to be made on that date, not later than 1:00 p.m. (New York time) on any given Business Day shall be credited against payment to be made that day and, for purposes of calculation of interest, funds received by the Agent after that time shall be deemed to have been paid on the next succeeding Business Day. Payments actually received by the Agent for the account of the Lenders or the Issuing Banks, or any of them, shall be paid to them by the Agent promptly after receipt thereof.

            (b) APPORTIONMENT OF PAYMENTS. (i) Subject to the provisions of
Section 2.11(b)(v) and Section 2.11(b)(vi), all payments of principal and interest in respect of outstanding Revolving Credit Eurodollar Loans and Base Rate Loans, all payments in respect of Reimbursement Obligations, all payments of fees and all other payments in respect of any other Obligations, shall be allocated among such of the Lenders and Issuing Banks as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein. Subject to the provisions of Section 2.11(b)(ii), all such payments and any other amounts received by the Agent from or for the benefit of the Borrowers shall be applied in the following order:

                              (A) to pay principal of and interest on any
                  portion of the Loans which the Agent may have advanced on behalf of any Lender for which the Agent has not then been reimbursed by such Lender or any Borrower,

                              (B) to pay all other Obligations then due and
                  payable and

                              (C) as the Borrowers' Representative so
                  designates.

Unless otherwise designated by the Borrowers' Representative, all principal payments in respect of Loans shall be applied first, to repay outstanding Base Rate Loans, and then to repay outstanding Revolving Credit Eurodollar Rate Loans with those Revolving Credit Eurodollar Rate Loans which have earlier expiring Interest Periods being repaid prior to those which have later expiring Interest Periods.

                  (ii) After the occurrence of an Event of Default and while the same is continuing, the Agent shall apply all payments in respect of any Obligations in the following order:

                        (A) first, to pay principal of and interest on any
                  portion of any Revolving Credit Eurodollar Loans or Base Rate Loans which the Agent may have advanced on behalf of any Lender for which the Agent has not then been reimbursed by such Lender or any Borrower;

                        (B) second, to pay Obligations in respect of any
                  reasonable fees, expense reimbursements or indemnities then due to the Agent;

                        (C) third, to pay principal of and interest on Letter of
                  Credit Obligations (or, to the extent such Obligations are contingent, deposited with the Agent to provide cash collateral in respect of such Obligations which cash collateral shall be released and applied in accordance with the provisions of this Section 2.11(b) in the event such Letter of Credit shall expire undrawn upon);

                        (D) fourth, to pay Obligations in respect of any fees,
                  expenses reimbursements or indemnities then due to the Lenders and the Issuing Banks;

                        (E) fifth, to pay interest due in respect of Loans;

                        (F) sixth, to the ratable payment or prepayment of
                  principal outstanding on Loans; and

                        (G) seventh, to the ratable payment of all other
                  Obligations.

The order of priority set forth in this Section 2.11(b)(ii) and the related provisions of this Agreement are set forth solely to determine the rights and priorities of the Agent, the Lenders, the Issuing Banks and other Holders as among themselves; provided, however, if such application is other than in accordance with the express designation of Borrowers' Representative, Agent shall give prompt notice thereof to Borrowers' Representative. The order of priority set forth in clauses (C) through (G) of this Section 2.11(b)(ii) may at any time and from time to time be changed by the Requisite Lenders without necessity of notice to or consent of or approval by any Borrower, and Holder which is not a Lender, or any other Person. The order of priority set forth in clauses (A) and (B) of this Section 2.11(b)(ii) may be changed only with the prior written consent of the Agent.

                  (iii) The Agent, in its sole discretion subject only to the terms of this Section 2.11(b)(iii), may pay from the proceeds of Loans made to the Borrower hereunder if made pursuant to a deemed request as provided in this
Section 2.11(b)(iii), all amounts payable by the Borrower hereunder, including, without limitation, amounts payable with respect to payments of principal, interest, Reimbursement Obligations and fees and all reimbursements for expenses pursuant to Section 10.12 in any case, after the occurrence and during the continuance of an Event of Default with respect to nonpayment of such amounts. Each Borrower hereby irrevocably authorizes the Lenders to make Loans, which Loans shall be Base Rate Loans, in each case, upon notice from the Agent as described in the following sentence for the purpose of paying principal, interest, Reimbursement Obligations and fees due from any Borrower, reimbursing expenses pursuant to Section 10.12 and paying any and all other amounts due and payable by any Borrower hereunder, under the Notes or under any other Loan Document, from and after the occurrence and during the continuance of an Event of Default with respect to nonpayment of such amounts, and agrees that all such Loans so made shall be deemed to have been requested by it pursuant to Section
2.1 as of the date of the aforementioned notice. The Agent shall request Loans on behalf of the Borrowers as described in the preceding sentence by notifying the Lenders by facsimile transmission or other similar form of transmission (which notice the Agent shall thereafter promptly transmit to the Borrowers), of the amount and Funding Date of the proposed Borrowing and that such Borrowing is being requested on the Borrowers' behalf pursuant to this Section 2.11(b)(iii). On the proposed Funding Date, the Lenders shall make the requested Loans in accordance with the procedures and subject to the conditions specified in
Section 2.1. Any Loans made under this Section 2.11(b)(iii) shall cure the Event of Default for which such Loans were advanced to the extent such Event of Default can be cured by the payment of money and the making of such a Loan does not create a Default or Event of Default.

                  (iv) Subject to Section 2.11(b)(v), the Agent shall promptly distribute to each Lender and Issuing Bank at its primary address set forth on the appropriate signature page hereof or the signature page to the Assignment and Acceptance by which it became a Lender or Issuing Bank, or at such other address as a Lender, an Issuing Bank or other Holder may request in writing, such funds as such Person may be entitled to receive, subject to the provisions of Section 9; provided that the Agent shall under no circumstances be bound to inquire into or determine the validity, scope or priority of any interest or entitlement of any Holder and may suspend all payments or seek appropriate relief (including, without limitation, instructions from the Requisite Lenders or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionate or distribution contemplated hereby.

                  (v) In the event that any Lender fails to fund its Pro Rata Share of any Loan requested by any Borrower (provided Borrowers' Representative has not canceled its Notice of Borrowing under Section 2.5(a)(vii)) which such Lender is obligated to fund under the terms of this Agreement (the funded portion of such Loan being hereinafter referred to as a "NON PRO RATA LOAN"), until the earlier of such Lender's cure of such failure and the termination of the Revolving Credit Commitments, the proceeds of all amounts thereafter repaid to the Agent by the Borrowers and otherwise required to be applied to such Lender's share of all other Obligations pursuant to the terms of this Agreement shall be advanced to the Borrowers by the Agent on behalf of such Lender to cure, in full or in part, such failure by such Lender, but shall nevertheless be deemed to have been paid to such Lender in satisfaction of such other Obligations. Notwithstanding anything in this Agreement to the contrary:

                              (A) the foregoing provisions of this Section
                  2.11(b)(v) shall apply only with respect to the proceeds of payments of Obligations and shall not affect the conversion or continuation of Loans pursuant to Section 2.8(c);

                              (B) a Lender shall be deemed to have cured its
                  failure to fund its Pro Rata Share of any Loan at such time as an amount equal to such Lender's original Pro Rata Share of the requested principal portion of such Loan is fully funded to the Borrower, whether made by such Lender itself or by operation of the terms of this Section 2.11(b)(v), and whether or not the Non Pro Rata Loan with respect thereto has been repaid, converted or continued;

                              (C) amounts advanced to the Borrower to cure, in
                  full or in part, any such Lender's failure to fund its Pro Rata Share of any Loan ("CURE LOANS") shall, at the election of Borrowers' Representative (made on the dates such amounts are advanced pursuant to this Section 2.11(b)(v), either bear interest at the Base Rate or shall be Eurodollar Loans with Interest Periods of either one (1), three (3) or six (6) months in effect from time to time, and for all other purposes of this Agreement shall be treated as if they were Base Rate Loans or Eurodollar Loans; and

                              (D) regardless of whether or not an Event of
                  Default has occurred or is continuing, and notwithstanding the instructions of the Borrowers' Representative as to its desired application, all repayments of principal which, in accordance with the other terms of this Section 2.11, would be applied to the outstanding Base Rate Loans shall be applied first, ratably to all Base Rate Loans constituting Non Pro Rata Loans, second, ratably to Base Rate Loans other than those constituting Non Pro Rata

                  Loans or Cure Loans and, third, ratably to Base Rate Loans constituting Cure Loans.

                  (vi) In the event a Lender (a "DESIGNATED LENDER") shall have requested additional compensation from any Borrower under Sections 2.13, 2.14 or 2.15, the Borrowers' Representative may, at its sole election, (a) make written demand on such Designated Lender (with a copy to the Agent) for the Designated Lender to make reasonable efforts to assign, and such Designated Lender shall assign pursuant to one or more duly executed Assignment and Acceptances to one or more Eligible Assignees which the Borrowers' Representative shall have identified for such purpose, all of such Designated Lender's rights and obligations under this Agreement and the Notes (including, without limitation, its Revolving Credit Commitment, all Loans owing to it, and all of its participation interests in Letters of Credit) in accordance with Section 10.1 or
(b) repay all Loans owing to the Designated Lender together with interest accrued with respect thereto to the date of such repayment and all fees and other charges accrued or payable under the terms of this Agreement for the benefit of the Designated Lender to the date of such repayment and remit to the Agent to be held as cash collateral an amount equal to the participation interest of the Designated Lender in Letters of Credit. Any such repayment and remittance shall be for the sole credit of the Designated Lender and not for any other Lender. In addition, such Designated Lender shall use reasonable efforts to designate another lending office for any affected Loan or take other steps which may eliminate or reduce such additional compensation under Sections 2.13,
2.14 or 2.15; provided, however, that in the sole judgment of such Lender such action shall not be disadvantageous to it. All expenses incurred by the Agent in connection with the foregoing shall be for the sole account of the Borrowers and shall constitute Obligations hereunder. In no event shall Borrowers' Representative's election under the provisions of this Section 2.11(b)(vi) affect any Borrower's obligation to pay the additional compensation required under either Sections 2.13, 2.14 or Section 2.15 until the Loans of the Designated Lender are assigned (assuming such assignment cures the need for such additional payment) or repaid in accordance with this Section 2.11(b)(vi).

            (c) PAYMENTS ON NON-BUSINESS DAYS. Whenever any payment to be made by the Borrower hereunder or under the Notes is stated to be due on a day which is not a Business Day, the payment shall instead be due on the next succeeding Business Day (or, as set forth in Section 2.7(b), the next preceding Business
Day), and any such extension of time shall be included in the computation of the payment of interest and fees hereunder.

      2.12. USE OF LOAN PROCEEDS AND LETTERS OF CREDIT. Except for any amounts advanced by Agent under Section 2.11(b)(iii), the proceeds of the Loans and the Letters of Credit issued for the account of any Borrower hereunder shall be used directly (or indirectly in the case of Letters of Credit) only (i) to refinance existing indebtedness; (ii) to provide financing for income-producing properties; (iii) to fund leasehold improvements, renovation, expansion and construction of income-producing properties; (iv) for working capital purposes.

      2.13. INCREASED COSTS.

            (a) If any change in existing law or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (i) subject such Lender to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the Loan Documents, Revolving Credit Commitment or the Loans (other than Excluded Taxes); or

                  (ii) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to such Lender of the principal of or the interest on any Loans or any other amounts payable to such Lender under this Agreement or the other Loan Documents; or

                  (iii) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of such Lender; or

                  (iv) impose on any party any other conditions or requirements with respect to this Agreement, the Loan Documents, the Loans, the Revolving Credit Commitment, or any class of loans or commitments of which any of the Loans or the Revolving Credit Commitment forms a part;

and the result of any of the foregoing is:

                                   (A) to increase the cost to such Lender of
                        making, funding, issuing, renewing, extending or maintaining any of the Loans or its Pro Rata Share thereof; or

                                   (B) to reduce the amount of principal,
                        interest or other amount payable to such Lender hereunder on account of its Pro Rata Share of any of the Loans; or

                                   (C) to require such Lender to make any
                        payment or to forgo any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender from the Borrowers hereunder;

then, and in each such case, the Borrowers will, within thirty (30) days after written demand made by such Lender at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender, such additional amounts as such Lender shall determine in good faith will be sufficient to compensate such Lender for such additional cost, reduction, payment or foregone interest or other sum. It is agreed that such Lender shall make a reasonable allocation of such additional costs, reductions, payments or foregone interest amounts or other sums among its Loans made hereunder and loans to other borrowers affected thereby; shall treat the Borrowers hereunder in a manner substantially the same as its treatment of its other customers under other loan facilities affected thereby and shall notify Borrowers' Representative of any such event as soon as reasonably possible after Lender's discovery thereof.

            (b) If any change in existing law or future law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by banks or bank holding companies and as a result thereof a Lender determines in good faith that the amount of capital required to be maintained by it must be increased as a result of the Loans made or deemed to be made pursuant hereto, then such Lender may notify the Borrowers' Representative of such fact as soon as reasonably possible after the discovery thereof, and the Borrowers' Representative shall pay to such Lender from time to time within 30 days after written demand, as an additional fee payable hereunder, such amount as such Lender shall determine in good faith and certify in a notice to the Borrowers' Representative to be an amount that will adequately compensate such Lender in light of these circumstances for its increased costs of maintaining such capital.

      2.14. CHANGE IN LAW RENDERING EURODOLLAR LOANS UNLAWFUL. Notwithstanding anything to the contrary herein contained, in the event that any Requirements of Law or any change in any existing Requirements of Law or in the interpretation thereof by any Governmental Authority charged with the administration thereof, in any case adopted, issued or effective after the date hereof, shall make it unlawful for any Lender to fund any portion of the Eurodollar Loans or to give effect to its obligations as contemplated hereby with respect to its making Eurodollar Loans Agent shall, upon the happening of such event, notify Borrowers' Representative thereof in writing stating the reason therefor and the effective date of such event, and upon the effectiveness of any such event the obligation of such Lender to make or maintain its Eurodollar Loans to any Borrower shall forthwith be suspended for the duration of such illegality and during such illegality such Lender shall, upon payment of any amounts owing under Section 2.16 with respect to such conversion, convert its share of the Eurodollar Loans to (upon effectiveness of any such event and during the continuance of such event) Base Rate Loans. If and when such illegality with respect thereto ceases to exist, such suspension shall cease and Agent shall notify Borrowers' Representative that the Base Rate Loan into which such share of the Eurodollar Loans was converted pursuant to this Section 2.11 was converted to a Eurodollar Loan, respectively, on the first day of the next succeeding Interest Period.

      2.15. EURODOLLAR AVAILABILITY. In the event, and on each occasion, that on the Business Day two Business Days prior to the commencement of any Interest Period for the Eurodollar Loans, Agent shall have determined in good faith (which determination shall, in the absence of manifest error, be conclusive and binding upon Borrowers) that U.S. Dollar deposits in the amount of the principal amount of the Eurodollar Loans which is to have such Interest Period are not generally available in the London interbank market, or that the rate at which such U.S. Dollar deposits are being offered will not accurately reflect the cost to any Lender making or funding such principal amount of such Eurodollar Loans during such Interest Period, or that reasonable means do not exist for ascertaining the Eurodollar Rate, Agent shall, as soon as practicable thereafter, give written or telephonic notice of such determination to Borrowers' Representative and (i) such principal amount of such Eurodollar Loans shall automatically be converted, as of the last day of the Interest Period during which such determination is made, to Base Rate Loans and
(ii) any request by Borrowers' Representative for such Eurodollar Loans pursuant to Section 2.5 hereof shall thereupon, and until the circumstances giving rise to such notice no longer exist (as notified by Agent to Borrowers' Representative) be deemed a request for the making of Base Rate Loans. If at any time Agent shall have determined in good faith (which determination shall, in the absence of manifest error, be conclusive and binding upon Borrowers) that any contingency has occurred which adversely affects the London interbank market or that any Requirement of Law or any change in any existing Requirement of Law or in the interpretation thereof, in any case adopted, issued or effective after the date hereof, or other circumstance affecting any Lender or the London interbank market makes the funding of the Eurodollar Loans impracticable, Agent shall, as soon as practicable thereafter, give written or telephonic notice of such determination to Borrowers' Representative and (i) the Eurodollar Loans shall automatically be converted, as of the last day of each Interest Period during which such determination is made and in each case in respect of the principal amount of the Eurodollar Loans having an Interest Period ending on such date, to Base Rate Loans and (ii) any request by Borrowers' Representative for the Eurodollar Loans pursuant to Section 2.5 hereof shall thereupon, and until the circumstances giving rise to such notice no longer exist (as notified by Agent to Borrowers' Representative), be deemed a request for the making of Base Rate Loans. Upon such circumstances no longer existing, Borrowers' Representative may thereafter request Eurodollar Loans in accordance with the terms hereof.

      2.16. INDEMNITIES. Each Borrower hereby jointly and severally agrees to indemnify Agent and each Lender and each Issuing Bank on demand against any actual loss or expense (including but not limited to any loss or expense sustained or incurred in liquidating or employing or redeploying deposits from third parties acquired to effect or maintain any Loan or any portion thereof other than loss of profit or margin) and reasonable administrative costs which any Lender or its branch or Affiliate may sustain or incur as a consequence of
(i) any default in payment or prepayment of the principal amount of any Loan or any portion thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by irrevocable notice of payment or prepayment, or otherwise), (ii) the effect of the occurrence of any Event of Default upon any Loan, (iii) the payment or prepayment of any principal amount of any Loan or the conversion of any portion of any Eurodollar Loan to Base Rate Loans on any day other than the last day of an Interest Period or the payment of any interest on such Loan, or portion thereof, on a day other than an Interest Payment Date for the Loan or (iv) any failure of any Borrower to accept or make a Borrowing of the Loans or continue or convert a Loan after delivery of a notice requesting a Loan under Section 2.5 or, as the case may be, a notice requesting a continuation or conversion under Section 2.8(c) or any failure by any Borrower to satisfy any of the conditions precedent to the making of Loans hereunder after it has requested the borrowing thereof (other than any such conditions that are waived in accordance with the provisions hereof). The determination of Agent of any amount payable under this
Section 2.16 shall, in the absence of manifest error, be conclusive and binding upon each Borrower.

      2.17. FEES.

            (a) STANDBY FEE. The Borrowers' Representative shall pay to the Agent, for the account of the Lenders based on their respective Pro Rata Shares, an annual fee (the "STANDBY FEE"), on the daily amount by which the Maximum Revolving Credit Commitment exceeds the Outstanding Amount, for the period commencing on the Closing Date and ending on the Revolving Credit Termination Date, such fee being payable quarterly, in arrears, commencing on the first day of the calendar quarter next succeeding the Closing Date. If the Outstanding Amount equals or exceeds 50% of the Maximum Revolving Commitment the Standby Fee shall be fifteen (15) basis points (.15%) per annum of the daily unused portion of the Maximum Revolving Credit Commitment. If the Outstanding Amount is less than 50% of the Maximum Revolving Commitment, the Standby Fee shall be twenty
(20) basis points (.20%) per annum of the daily unused portion of the Maximum Revolving Credit Commitment.

            (b) LETTER OF CREDIT FEE. In addition to any charges paid pursuant to Section 3.1(g), the Borrowers' Representative shall pay to the Agent, for the account of the Lenders based on their respective Pro Rata Shares, a fee (the "LETTER OF CREDIT FEE") accruing at a per annum rate equal to one percent (1%) of the undrawn face amount of each outstanding Letter of Credit and payable monthly, in advance, on the date such Letter of Credit is issued and the first day of each calendar month thereafter; provided, however, upon the occurrence of an Event of Default and for so long thereafter as such Event of Default shall be continuing, the rate at which the Letter of Credit Fee shall accrue and be payable shall be equal to three percent (3%) per annum.

            (c) UPFRONT FEE. Borrowers jointly and severally agree to pay to the Agent an upfront fee (the "UPFRONT FEE") as set forth in that certain letter agreement dated April 22, 1998 between the Borrowers' Representative and the Agent.

            (d) COMPETITIVE BID FACILITY FEE. In the event the Borrowers' Representative makes a Competitive Bid Loans Election the Borrowers shall pay to the Agent, for the account of the Lenders based on their respective Pro Rata Shares, an annual fee in lieu of the Standby Fee, equal to the product of twenty
(20) basis points (.20%) per annum and the Maximum Revolving Credit Commitment (the "COMPETITIVE BID FACILITY FEE"), payable quarterly in arrears. In the event Borrowers are no longer eligible to request Competitive Bid Loans, the Competitive Bid Facility Fee shall be terminated and the Standby Fee reinstated until the Borrowers once again qualify for and make a Competitive Bid Loans Election.

            (e) EXTENSION FEE. Upon each extension of the Revolving Credit Termination Date, as provided in Section 2.1(c), Borrowers' Representative agrees to pay Agent for the account of Lenders based on their respective Pro Rata Shares, an extension fee equal to three-eighths of one percent (0.375%) of the then existing Revolving Credit Commitments.

            (f) CALCULATION AND PAYMENT OF FEES. The Standby fee and Competitive Bid Facility Fee shall be calculated on the basis of the actual number of days elapsed in a 360 day year. All such fees shall be payable in addition to, and not in lieu of, interest, expense reimbursements, indemnification and other Obligations. All fees shall be payable to the Agent in immediately available funds and shall be fully earned and nonrefundable when paid. All fees specified or referred to in this Agreement due to the Agent, any Issuing Bank or any Lender, including, without limitation, those referred to in this Section 2.17, shall bear interest at the interest rate specified in Section 2.7(c) upon the occurrence and during the continuance of an Event of Default with respect to the nonpayment thereof and shall constitute Obligations. Notwithstanding the foregoing, in the event that any Lender fails to fund its Pro Rata Share of any Revolving Credit Loan or Competitive Bid Loan requested by the Borrowers' Representative which such Lender is obligated to fund under the terms of this Agreement, (A) such Lender shall not be entitled to any Standby Fee or Competitive Bid Facility Fee (whichever is applicable) with respect to its Revolving Credit Commitment until such failure has been cured in accordance with
Section 2.11(b)(v)(B) and (B) until such time, all such fees shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such Revolving Credit Loans and Competitive Bid Loans and shall be allocated among such performing Lenders ratably based upon their relative Revolving Credit Commitments, and shall be calculated based upon the average amount by which the aggregate Revolving Credit Commitments of such performing Lenders exceeds the sum of (I) the outstanding principal amount of the Loans other than Competitive Bid Loans owing to such performing Lenders, plus (II) the outstanding Reimbursement Obligations owing to such performing Lenders, plus (III) the aggregate participation interests of such performing Lenders arising pursuant to
Section 3.1(e) with respect to undrawn and outstanding Letters of Credit.

      2.18. USURY. If the rate of interest payable by any Borrower under this Agreement, any Note or the Loan Documents shall be or become usurious or otherwise unlawful under laws applicable thereto, the interest rate shall be reduced to the maximum lawful rate and any amount paid by such Borrower in excess of the maximum lawful rate shall be considered a payment in reduction of principal or, at the sole election of the Agent, shall be returned to such Borrower.

      2.19. UNENCUMBERED ELIGIBLE PROPERTIES.

            (a) "UNENCUMBERED ELIGIBLE PROPERTY" means a Property which is and continues to be at all times:

                  (i) wholly owned in fee simple or ground leased pursuant to a Financeable Ground Lease by a Borrower or Guarantor; and

                  (ii) unencumbered, free and clear of any Liens and other matters effecting title other than for Permitted Exceptions and Customary Permitted Liens; and

                  (iii) leased to a single Class I or Class II Credit Tenant (unless otherwise agreed to by the Requisite Lenders); subject to an Approved Lease; and

                  (iv) shall not be used for the following purposes: restaurants, hotels, movie theaters, parking facilities (except for on-site parking made available to tenants and visitors of the Property), car dealerships, gambling enterprises, convenience stores or gas stations or any other purpose which is not acceptable to the Requisite Lenders other than office, retail, industrial, warehouse, distribution, research and development or data processing.

            (b) In addition, no Property shall be accepted as an Unencumbered Eligible Property unless the following are true, correct and accurate in all material respects on the date of acceptance of such Property as an Unencumbered Eligible Property and no Unencumbered Eligible Property shall continue to be an Unencumbered Eligible Property if a MAC occurs in connection with any of the following which is not corrected within thirty (30) days after written notice to Borrowers' Representative from Agent:

            (i) TITLE. The Borrower or Guarantor owning or ground leasing such Property has good, record, marketable and indefeasible Fee Interest or Leasehold Interest in such Property except for Permitted Exceptions and Customary Permitted Liens.

            (ii) LEASES. Each of the Approved Leases and each Financeable Ground Lease is in full force and effect and is a legally valid and binding obligation of the Borrower or Guarantor who owns the Property and the other parties thereto. None of the Approved Leases or any Financeable Ground Lease has been amended, modified or terminated, nor has there been any change in or waiver of any obligation contained in any such Approved Lease or Financeable Ground Lease nor any set-off or counterclaim asserted by any tenant (or landlord) that in any such case could result in a MAC. Such Borrower or Guarantor has not mortgaged, pledged or otherwise encumbered any Approved Lease or Financeable Ground Lease or its right to obtain rental, interest or other payments under any Approved Lease. Rent has not been collected more than 30 days in advance (except for security deposits in an amount not in excess of one month's installment of rent). No material default beyond any applicable grace period or notice of termination under any Approved Lease or Financeable Ground Lease is outstanding. Such Borrower or Guarantor has performed all of its material repair and maintenance obligations (if any) and, to the knowledge and belief of such Borrower or Guarantor, each tenant under each Approved Lease and each ground lessor under any Financeable Ground Lease has performed all of its material repair, maintenance or other obligations.

            (iii) SURVEYS. There have not been any encumbrances, encroachments or other survey matters materially and adversely affecting such Property after the date of the most recent Survey of such Property furnished to Agent that would result in a change to such Survey.

            (iv) OFF-SITE UTILITIES. All water, sewer, electric, gas, telephone and other utilities are available to be installed or installed to the property lines of such Property and, except in the case of drainage facilities, are connected to the Buildings located thereon with valid permits and are adequate to service the Buildings in material compliance with applicable law;

and the Buildings are properly and legally connected directly to, and served exclusively by, public water and sewer systems. No easements over land of others are required for any such utilities, and no drainage of surface or other water across land of others is required except in either case as disclosed in the Title Policy or the Surveys accepted by Agent.

            (v) ACCESS; ETC. The streets abutting such Property are public roads, to which the Property has direct access by trucks and other motor vehicles and by foot, or are private ways (with direct access by trucks and other motor vehicles and by foot to public roads) to which the Property has direct access without charge or liability for maintenance or repair except as required in connection with the payment of association or owner's fees pursuant to recorded instruments. No easements over land of others are required for such means of access and egress except as disclosed in the Title Policy or Surveys.

            (vi) INDEPENDENT BUILDINGS. The Buildings are fully independent in all respects from any other buildings or improvements not located on the Property including, without limitation, in respect of structural integrity, heating, ventilating and air conditioning, plumbing, mechanical and other operating and mechanical systems, all of which are connected directly to off-site utilities located in recorded easements or public streets or ways. The Buildings are located on lots which are separately assessed for purposes of real estate tax assessment and payment. The Buildings, all Building Service Equipment and all paved or landscaped areas related to or used in connection with the Buildings are located wholly within the perimeter lines of the lot or lots on which the Properties are located except any real property covered by any easement benefiting the Property or as disclosed in the Surveys.

            (vii) CONDITION OF BUILDING; NO ASBESTOS. There are no material defects in the roof, foundation, structural elements and masonry walls of the Buildings or their heating, ventilating and air conditioning, electrical, sprinkler, plumbing or other mechanical systems or their Building Service Equipment; the Buildings are fully sprinklered; and no asbestos is located in or on the Buildings except as may be disclosed in the Environmental Reports.

            (viii) BUILDING COMPLIANCE WITH LAW; PERMITS. The Buildings as presently constructed and used do not materially violate any applicable federal or state law or governmental regulation, or any local ordinance, order or regulation, including but not limited to laws, regulations, or ordinances relating to zoning, building use and occupancy, subdivision control, fire protection, health and sanitation; zoning laws permit use of the Buildings for their current use; there is a sufficient number of parking spaces on the lot or lots on which the Property is located or on any real property covered by any easement benefiting such Property or to permit the Buildings to be used under the zoning laws for their current use; and all private ways providing access to such Property are zoned in a manner which will permit access to the Buildings over such ways by trucks and other commercial and industrial vehicles. All permits (collectively, the "PERMITS") required for the operation and maintenance of the Property, including without limitation, building permits, curb-cut permits, water connection permits, sewer extension or connection permits and other permits (if any) required under the Federal Clean Air Act, as amended, the Federal Clean Water Act, as amended (including, without limitation a so-called "404 PERMIT"), and by state law or regulations consistent with the requirements of said

Acts, have been validly issued by the appropriate Governmental Authority and are now in full force and effect.

            (ix) NO REQUIRED REAL PROPERTY CONSENTS, PERMITS, ETC. No Borrower or Guarantor has received any notice of, nor has any knowledge of, any Permits, utility installations and connections (including, without limitation, drainage facilities, curb cuts and street openings), or private consents required for the maintenance, operation, servicing and use of such Property for its current use which have not been granted, effected, or performed and completed (as the case may be) or any fees or charges therefor which have not been fully paid.

            (x) SUITS; JUDGMENTS. There are no outstanding notices, suits, orders, decrees or judgments relating to zoning, building use and occupancy, subdivision control, fire protection, health, sanitation, or other violations affecting, against, or with respect to, such Property or any part thereof.

            (xi) INSURANCE. No Borrower or Guarantor has received any notices from any insurer or its agent requiring performance of any work with respect to such Property.

            (xii) REAL PROPERTY TAXES; SPECIAL ASSESSMENTS. There are no unpaid or outstanding real estate or other taxes or assessments on or against such Property or any part thereof (except only real estate taxes not yet due and payable). There are no betterment assessments or other special assessments presently pending with respect to any portion of such Property and no Borrower or Guarantor has received any notice of any such special assessment being contemplated.

            (xiii) HISTORIC STATUS. No Building is a historic structure or landmark, and no Property is within any historic district pursuant to any federal, state or local law or governmental regulations.

            (xiv) EMINENT DOMAIN. There are no pending eminent domain proceedings against such Property or any part thereof, and, to the best of each Borrower's and Guarantor's knowledge, no such proceedings are presently threatened or contemplated by any taking authority.

            (xv) COMPLIANCE WITH ENVIRONMENTAL LAWS. Except as specifically set forth in the Environmental Reports accepted for such Property delivered to Agent and listed on Exhibit L, to the knowledge of each Borrower or Guarantor each tenant is in compliance with all applicable statutes, laws, rules, regulations and orders of all Governmental Authorities relating to environmental protection, pollution control and Hazardous Materials and with respect to the conduct of its business and the ownership of its properties, except for such noncompliance which would not result in imposition of Liens, fines, penalties, injunctive relief or other civil or criminal liabilities or which, in the aggregate, could not have a MAC.

            (xvi) POLLUTION; HAZARDOUS MATERIALS. In connection with the acquisition and ownership of its interests in such Property, the Borrower or Guarantor who owns such Property has made and will continue to make such inquiries, and has and will continue to cause such testing, surveying, inspection or other action, with respect to such Property as is necessary or desirable in connection with Hazardous Materials which might be present in the air, soil, surface water or groundwater at such Property. Except as set forth in the Environmental Reports listed on Exhibit L, to the best of such Borrower's or Guarantor's knowledge there are no Hazardous Materials present in the air, soil, surface water or groundwater at such Property and no Hazardous Materials (except (i) Hazardous Materials maintained in accordance with all Requirements of Law and necessary for the business operations of any such Property, including, without limitation, petroleum used for heating oil and (ii) Hazardous Materials that are not reasonably likely to result in a MAC in respect of such Property or to have a material adverse effect on the value of such Property as security for the Loans) are used in the operation of such Property.

            (xvii) MATERIALS PROVIDED TO AGENT. The Borrower or Guarantor who is the owner of the applicable Property submitted for acceptance as an Unencumbered Eligible Property has satisfied the requirements of paragraphs (g), (h) and (i), of Section 5.1 in respect of such Property.

            (xviii) UNENCUMBERED ELIGIBLE PROPERTY APPLICATION. Any Borrower or Guarantor may submit to Agent from time to time one or more Unencumbered Eligible Property Applications, which Agent shall promptly distribute to each Lender after receipt thereof, and which Agent and each Lender shall review as promptly as possible but nothing contained in this Agreement shall be construed as to require any Lender to approve any Unencumbered Eligible Property Application made by any Borrower or Guarantor. All information submitted in connection with an Unencumbered Eligible Property Application is subject to the reasonable approval of the Requisite Lenders. The Borrowers' Representative shall be notified of such Property's rejection as an Unencumbered Eligible Property together with the basis for such rejection in reasonable detail by the Agent as promptly as possible and in any event within ten (10) Business Days after receipt of a complete Unencumbered Eligible Property Application. If Agent has not accepted or rejected an Unencumbered Eligible Property Application within five (5) Business Days after receipt, Borrowers' Representative shall send a written reminder notice to Agent and Agent's failure to reject an Unencumbered Eligible Property within five (5) Business Days after receipt of such reminder notice shall be deemed acceptance of same by the Requisite Lenders. In the event information required to be submitted in connection with an Unencumbered Eligible Property Application is submitted on a piecemeal basis, the ten (10) Business Day review period shall not commence until Agent receives a transmittal letter from the Borrowers' Representative accompanying the final submission stating that the Borrowers' Representative now considers the Unencumbered Eligible Property Application to be complete.

            (xix) GUARANTIES. In the event an Unencumbered Eligible Property Application is submitted for any Property that is not owned by a Borrower or existing Guarantor, such Property shall only be accepted as an Unencumbered Eligible Property pursuant to this Section 2.19 if a Guaranty has been executed by the owner of such Unencumbered Eligible Property and delivered to the Agent.

            (xx) APPROVED UNENCUMBERED ELIGIBLE PROPERTIES. Subject to the continued requirements of Sections 2.19(a) and (b), the Properties identified on
Schedule 1 hereto are hereby approved as Unencumbered Eligible Properties.

      2.20. WITHDRAWAL OF UNENCUMBERED ELIGIBLE PROPERTY. Borrowers' Representative shall have the ability to withdraw any Unencumbered Eligible Property from the terms of this Agreement so long as no Default or Event of Default exists or occurs as a result (and upon such withdrawal, the applicable Borrower or Guarantor (other than Lexington, LCIF and LCIFII) which owns such Unencumbered Eligible Property (provided that same is the only Unencumbered Eligible Property owned by such Borrower or Guarantor) shall be released from all obligations in respect of this Agreement).

      2.21 EXCLUSION OF UNENCUMBERED ELIGIBLE PROPERTIES. If any Unencumbered Eligible Property fails to continue to meet the requirements of Sections 2.19(a) and (b), and such failure is due to a reason other than that covered by Section 2.9(d), and if such failure to comply with Section 2.19(b) results in a MAC which is not corrected within thirty (30) days after notice to Borrowers' Representative as provided in Section 2.19(b), then such Unencumbered Eligible Property shall be immediately excluded from the calculation of any covenant contained in this Agreement and shall no longer be considered to be an Unencumbered Eligible Property for the purposes of this Agreement.

      SECTION 3. LETTERS OF CREDIT

      3. 1. LETTERS OF CREDIT Subject to the terms and conditions set forth in this Agreement, each Issuing Bank hereby severally agrees to issue for the account of any Borrower one or more Letters of Credit having an aggregate undrawn face amount of up to the lesser of (i) the Maximum Revolving Credit Commitment minus the Outstanding Amount or (ii) $10,000,000, subject to the following provisions:

            (a) TYPES AND AMOUNTS. An Issuing Bank shall not have any obligation to issue, amend or extend, and shall not issue, amend or extend, any Letter of Credit at any time:

                  (i) if the aggregate Letter of Credit Obligations with respect to such Issuing Bank, after giving effect to the issuance, amendment or extension of the Letter of Credit requested hereunder, shall exceed any limit imposed by law or regulation upon such Issuing Bank;

                  (ii) if the Issuing Bank receives written notice from the Agent at or before 1:00 p.m. (New York time) on the date of the proposed issuance, amendment or extension of such Letter of Credit that (A) immediately after giving effect to the issuance, amendment or extension of such Letter of Credit, (1) the Letter of Credit Obligations at such time would exceed $10,000,000 or (2) the Loans at such time would exceed Maximum Availability at such time, or (B) one or more of the conditions precedent contained in Section
5.2 would not on such date be satisfied, unless such conditions are thereafter or have previously been satisfied and written notice of such satisfaction is given to the Issuing Bank by the Agent (and an Issuing Bank shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 5.2, have been satisfied):

                  (iii) which has an expiration date later than the earlier of
(A) the date one (1) year after the date of issuance or (B) the Business Day next preceding the scheduled Revolving Credit Termination Date; or

                  (iv) which is in a currency other than Dollars.

            (b) CONDITIONS. In addition to being subject to the satisfaction of the conditions precedent contained in Sections 5.1 and 5.2, as applicable, the obligation of an Issuing Bank to issue, amend or extend any Letter of Credit is subject to the satisfaction in full of the following conditions:

                  (i) if the Issuing Bank so requests, the Borrower on whose behalf the Letter of Credit has been issued and the Borrowers' Representative shall have executed and delivered to such Issuing Bank and the Agent a Letter of Credit Reimbursement Agreement and such other documents and materials as may be required pursuant to the terms thereof; provided, however, that such Letter of Credit Reimbursement Agreement and other documents and agreements shall in no event require delivery of any additional security by any Borrower or otherwise increase the obligations or reduce the rights of the Borrowers hereunder or otherwise be inconsistent with such rights or obligations; and

                  (ii) the terms of the proposed Letter of Credit shall otherwise be satisfactory to the Issuing Bank in its reasonable discretion.

            (c) ISSUANCE OF LETTERS OF CREDIT. (i) The Borrowers' Representative shall give Agent written notice to issue or cause to be issued a Letter of Credit not later than 10:00 a.m. (New York time) on the third (3rd) Business Day preceding the requested date for issuance thereof under this Agreement, or such shorter notice as may be acceptable to an Issuing Bank and the Agent. Such notice shall be irrevocable unless and until such request is denied by the Agent and shall include a Notice of Borrowing which complies with the requirements of
Section 2.5(a) (modified as appropriate) and specify (A) that such Letter of Credit is solely for the account of and the name of a specific Borrower, (B) the stated amount of the Letter of Credit requested, (C) the effective date (which shall be a Business Day) of issuance of such Letter of Credit, (D) the date on which such Letter of Credit is to expire (which shall be a Business Day and no later than the Business Day immediately preceding the then existing Revolving Credit Termination Date), (E) the Person for whose benefit such Letter of Credit is to be issued, (F) all other relevant terms of such Letter of Credit, (G) the Current Availability at such time, and (H) the amount of the then outstanding Letter of Credit Obligations.

                  (ii) Each Issuing Bank shall give the Agent written notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance, amendment or extension of a Letter of Credit (which notice the Agent shall promptly transmit by telegram, facsimile transmission, or similar transmission to each Lender).

      (d) REIMBURSEMENT OBLIGATIONS; DUTIES OF ISSUING BANKS. (i)
Notwithstanding any provisions to any Letter of Credit Reimbursement Agreement:

                              (A) provided that no Event of Default shall be
                  continuing hereunder and provided that there is then unfunded availability hereunder, the Agent shall make Loan advances to the Issuing Bank to repay amounts drawn under such Letter of Credit, or if either of the foregoing conditions are not satisfied, the Borrowers' Representative shall reimburse the Issuing Bank for amounts drawn under such Letter of Credit, in Dollars, no later than the date (the "REIMBURSEMENT DATE") which is the 10 Business Days after the Borrowers' Representative receives written notice from the Issuing Bank that payment has been made under such Letter of Credit by the Issuing Bank; and

                              (B) all Reimbursement Obligations with respect to
                  any Letter of Credit shall bear interest at the rate applicable to Base Rate Loans in accordance with Section 2.7(a) from the date of the relevant drawing under such Letter of Credit until the Reimbursement Date and thereafter at the rate applicable to Base Rate Loans in accordance with Section 2.7(c).

                  (ii) The Issuing Bank (if not the Agent) shall give the Agent written notice, or telephonic notice confirmed promptly thereafter in writing, of all drawings under a Letter of Credit and the payment (or the failure to pay when due) by the Borrowers' Representative on account of a Reimbursement Obligation (which notice the Agent shall promptly transmit by telegram, facsimile transmission or similar transmission to each Lender).

                  (iii) No action taken or omitted in good faith by an Issuing Bank under or in connection with any Letter of Credit shall put such Issuing Bank under any resulting liability to any Lender, any Borrower or, so long as it is not issued in violation of Section 3.1(a), relieve any Lender of its obligations hereunder to such Issuing Bank. Solely as between the Issuing Banks and the Lenders, in determining whether to pay under any Letter of Credit, the respective Issuing Bank shall have no obligation to the Lenders other than to confirm that any documents required to be delivered under a respective Letter of Credit appear to have been delivered and that they appear on their face to comply with the requirements of such Letter of Credit.

            (e) PARTICIPATIONS. (i) Immediately upon issuance by an Issuing Bank of any Letter of Credit in accordance with the procedures set forth in this
Section 3.1, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from that Issuing Bank, without recourse or warranty, an undivided interest and participation in such Letter of Credit to the extent of such Lender's Pro Rata Share, including, without limitation, all obligations of the Borrower with respect thereto and any security therefor and guaranty pertaining thereto.

                  (ii) If any Issuing Bank makes any payment under any Letter of Credit and the Borrowers' Representative does not repay such amount to the Issuing Bank on or before the Reimbursement Date (and such amount is not repaid with Loan advances as provided above), the Issuing Bank shall promptly notify the Agent, which shall promptly notify each Lender, and each Lender shall promptly and unconditionally pay to the Agent for the account of such Issuing Bank, in immediately available funds, the amount of such Lender's Pro Rata Share of such payment (net of that portion of such payment, if any, made by such Lender in its capacity as an Issuing Bank) , and the Agent shall promptly pay to the Issuing Bank such amounts received by it, and any other amounts received by the Agent for the Issuing Bank's account, pursuant to this Section 3.1(e). If a Lender does not make its Pro Rata Share of the amount of such payment available to the Agent, such Lender agrees to pay to the Agent for the account of the Issuing Bank, forthwith on demand, such amount together with interest thereon, for the first three (3) Business Days after the date such payment was first due at the Federal Funds Rate, and thereafter at the interest rate then applicable to Base Rate Loans in accordance with Section 2.7(a). The failure of any Lender to make available to the Agent for the account of an Issuing Bank its Pro Rata Share of any such payment shall neither relieve any other Lender of its obligation hereunder to make available to the Agent for the account of such Issuing Bank such other Lender's Pro Rata Share of any payment on the date such payment is to be made nor increase the obligation of any other Lender to make such payment to the Agent.

                  (iii) Whenever an Issuing Bank receives a payment on account of a Reimbursement Obligation, including any interest thereon, as to which the Agent has previously received payments from any Lender for the account of such Issuing Bank pursuant to this Section 3.1(e), such Issuing Bank shall promptly pay to the Agent and the Agent shall promptly pay to such Lender an amount equal to such Lender's Pro Rata Share thereof. Each such payment shall be made by such Issuing Bank or the Agent, as the case may be, on the Business Day on which such Person receives the funds paid to such Person pursuant to the preceding sentence, if received prior to 11:00 a.m. (New York time) on such Business Day, and otherwise on the next succeeding Business Day.

                  (iv) If requested, an Issuing Bank shall furnish to the Agent and each Lender, copies of any Letter of Credit, Letter of Credit Reimbursement Agreement, and related amendment to which such Issuing Bank is party and such other documentation as may be requested by Agent or such Lender.

                  (v) The obligations of a Lender to make payments to the Agent for the account of any Issuing Bank with respect to a Letter of Credit shall be irrevocable, shall not be subject to any qualification or exception whatsoever except willful misconduct or gross negligence of such Issuing Bank, and shall be honored in accordance with this entire Section 3 (irrespective of the satisfaction of the conditions described in Sections 5.1 and 5.2, as applicable) under all circumstances, including, without limitation, any of the following circumstances:

                              (A) any lack of validity or enforceability of this
                  Agreement or any of the other Loan Documents;

                              (B) the existence of any claim, setoff, defense or
                  other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of a beneficiary named in a Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, the Issuing Bank, any Lender, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the account party and beneficiary named in any Letter of Credit);

                              (C) any draft, certificate or any other document
                  presented under the Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                              (D) the surrender or impairment of any security
                  for the performance or observance of any of the terms of any of the Loan Documents;

                              (E) any failure by the Issuing Bank to make any
                  reports required pursuant to Section 3.1(h) or the inaccuracy of any such report; or

                              (F) the occurrence of any Default or Event of
                  Default.

            (f) PAYMENT OF REIMBURSEMENT OBLIGATIONS. (i) Unless paid with a Loan advance hereunder, each Borrower unconditionally agrees, on a joint and several basis, to pay to each Issuing Bank, in Dollars, the amount of all Reimbursement Obligations, interest and other amounts payable to such Issuing Bank under or in connection with the Letters of Credit when such amounts are due and payable, irrespective of any claim, setoff, defense or other right which any Borrower may have at any time against any Issuing Bank or any other Person.

                  (ii) In the event any payment by any Borrower received by an Issuing Bank with respect to a Letter of Credit and distributed by the Agent to the Lenders on account of their participations is thereafter set aside, avoided or recovered from such Issuing Bank in connection with any receivership, liquidation or bankruptcy proceeding, each Lender which received such distribution shall, upon demand by such Issuing Bank, contribute such Lender's Pro Rata Share of the amount set aside, avoided or recovered together with interest at the rate required to be paid by such Issuing Bank upon the amount required to be repaid by it.

            (g) ISSUING BANK CHARGES. Borrowers' Representative shall pay to each Issuing Bank, solely for its own account, the standard administrative charges assessed by such Issuing Bank (not to exceed $400 each) in connection with the issuance, administration, amendment and payment or cancellation of Letters of Credit and such compensation in respect of such Letters of Credit for the Borrowers' Representative's account as may be agreed upon by the Borrowers' Representative and such Issuing Bank from time to time.

            (h) ISSUING BANK REPORTING REQUIREMENTS. If requested, each Issuing Bank shall, no later than the tenth (10th) Business Day following the last day of each calendar month, provide to the Agent, the Borrowers' Representative, and each Lender a schedule in form and substance reasonably satisfactory to the Agent, setting forth the aggregate Letter of Credit Obligations outstanding to it at the end of each month and, to the extent not otherwise provided in accordance with the provisions of Section 3.1(c)(ii), any information requested by the Agent or the Borrowers' Representative relating to the date of issue, account party, amount, expiration date and reference number of each Letter of Credit issued by it.

            (i) INDEMNIFICATION; EXONERATION. (a) In addition to all other amounts payable to an Issuing Bank, each Borrower hereby agrees to defend (by counsel selected by Borrowers' Representative and reasonably acceptable to the Issuing Bank), indemnify, and save the Agent, each Issuing Bank and each Lender harmless from and against any and all claims, demands, liabilities, penalties, damages, losses (other than loss of profits), costs, charges and expenses (including reasonable attorneys' fees but excluding taxes) which the Agent, such Issuing Bank or such Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit other than as a result of the gross negligence or willful misconduct of the Issuing Bank, as determined by a court of competent jurisdiction, or (B) the failure of the Issuing Bank issuing a Letter of Credit to honor a drawing under such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.

            (b) As between each Borrower on the one hand and the Agent, the Lenders and the Issuing Banks on the other hand, each Borrower assumes all risks of the acts and omissions of, or misuse of Letters of Credit by, the respective beneficiaries of the Letters of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the Letter of Credit Reimbursement Agreements, the Issuing Banks and the Lenders shall not be responsible, for: (A) the form, validity, legality, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity, legality or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a Letter of Credit to duly comply with conditions required in order to draw upon such Letter of Credit; provided, however that with respect to any Letter of Credit, the foregoing subclause (C) shall not relieve the Issuing Bank of any liability it may have to any Borrower for any actual damages sustained by such Borrower arising from a wrongful payment under such Letter of Credit made as a result of the Issuing Bank's gross negligence or willful misconduct; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;
(E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof (other than anything for which an Issuing

Bank would be liable under clause (C)); (G) the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit.

            (j) OBLIGATIONS SEVERAL. The obligations of each Issuing Bank and each Lender under this entire Section 3 are several and not joint, and no Issuing Bank or Lender shall be responsible for the obligation of any other Issuing Bank or Lender to issue Letters of Credit or assume a participation obligation in connection therewith (as applicable).

            (k) EXISTING LETTERS OF CREDIT. Two Letters of Credit are currently outstanding on behalf of the Borrowers' Representative under the Fleet Revolving Loan. Such Letters of Credit shall be transferred to and deemed to be issued under this Agreement as of the Closing Date.

      SECTION 4. REPRESENTATIONS AND WARRANTIES

      In order to induce the Agent and each Lender to enter into this Agreement and to make the Loans herein provided for, each Borrower on behalf of itself and each Guarantor hereby covenants, represents and warrants to Agent and each Lender that:

      4.1. FINANCIAL CONDITION. The consolidated balance sheet of Lexington as of December 31, 1997 and the related statements of income, stockholders' equity and cash flows for the fiscal years ended on such dates, certified by KPMG Peat Marwick, copies of which have heretofore been furnished to Lender, are complete and correct and present fairly the financial condition and performance of Lexington as at such dates and fiscal periods. The unaudited consolidated balance sheet of Lexington as of 3/31/98 and the related unaudited statements of income, for the three month period ended on 3/31/98 certified by a Responsible Officer, copies of which have heretofore been furnished to Lender, are complete and correct and present fairly the financial condition of Lexington as at such date, and the stockholders' equity and cash flows for the three month period then ended (subject to normal year-end audit adjustment). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Lexington does not have any material Contingent Obligation, contingent liabilities or liability for taxes, long-term leases or unusual forward or long-term commitment, which is not reflected in the foregoing statements or in the notes thereto. Lexington has previously delivered to Agent copies of its annual report on Form 10-K for the fiscal year ended 1997 filed with the Commission.

      4.2. NO MATERIAL ADVERSE EFFECT. Since the date of the most recent financial statements delivered to Agent there has been no Material Adverse Effect, and no event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect on any Borrower or Guarantor.

      4.3. EXISTENCE; BORROWER'S AND GUARANTOR'S COMPLIANCE WITH LAW. Lexington is a trust duly organized, validly existing and in good standing under the laws of the State of

Maryland. Each Borrower and Guarantor is a duly organized and validly existing in its jurisdiction of organization. Each Borrower and Guarantor (a) has full power and authority and the legal right to own and lease its property and to conduct the business in which it is currently engaged, (b) is duly qualified or licensed and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business require such qualification, and (c) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith is not reasonably likely to have, in the aggregate, a Material Adverse Effect.

      4.4. POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Each Borrower and Guarantor has the power and authority and the legal right to execute, deliver and perform each of the Loan Documents and to borrow hereunder and has taken all necessary action to authorize the borrowings hereunder on the terms and conditions of the Loan Documents and to authorize the execution, delivery and performance of each of the Loan Documents. No consent or authorization of, filing with, or other act by or in respect of any Governmental Authority is required to be made or obtained by the Borrowers or Guarantors in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents. The Agreement has been, and each Loan Document will be, duly executed and delivered on behalf of each Borrower and Guarantor and this Agreement constitutes, and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of each Borrower and Guarantor enforceable against such Borrower and Guarantor in accordance with its terms subject to the effect of bankruptcy, reorganization, insolvency and similar laws and general principles of equity.

      4.5. NO LEGAL BAR. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of any Borrower or Guarantor and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than the Liens for the benefit of Lender expressly contemplated by this Agreement and the Security Documents.

      4.6. NO MATERIAL LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge and belief of each Borrower and Guarantor, threatened against any Borrower or Guarantor or against any of its properties or revenues (a) with respect to this Agreement or the other Loan Documents, the Leases, or any of the transactions contemplated hereby or thereby, or (b) relating to the Properties, or the ownership or the operation thereof or the conduct of business thereon as presently conducted, which, in the case of (a) or (b), is reasonably likely to have, in the aggregate, a Material Adverse Effect.

      4.7. NO DEFAULT. No Default or Event of Default has occurred and is continuing.

      4.8. OWNERSHIP OF PROPERTY; LIENS.

            (a) Schedule 2.19 accurately sets forth the ownership of each Unencumbered Eligible Property. Each Borrower and Guarantor that is shown by
Schedule 2.19 to be the owner of an Unencumbered Eligible Property is the sole owner of such Unencumbered Eligible Property and has a good record, marketable and indefeasible Fee Interest or a valid Leasehold Interest in such Unencumbered Eligible Property, in each case free and clear of all Liens and other matters affecting title except for Permitted Exceptions and Customary Permitted Liens.

            (b) To the best of each Borrower's and Guarantor's knowledge, the Buildings located on each Unencumbered Eligible Property are in good operating condition and repair, free of any structural or engineering defects known to any Borrower or Guarantor on the date hereof and are suitable for their present uses, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (c) To the best of each Borrower's and Guarantor's knowledge, all water, sewer, gas, electricity, telephone and other utilities serving each Unencumbered Eligible Property are supplied directly to such Unencumbered Eligible Property by public utilities and enter such Unencumbered Eligible Property through adjoining public streets or, if they pass through adjoining private land, do so in accordance with valid public easements which inure to Borrower's or Guarantor's benefit subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. All of such utilities are presently installed and operating and are in good and safe condition, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. All assessments for public improvements that have been made against the Unencumbered Eligible Properties have been paid or provided for, except that in the case of any assessments that are payable in installments, all installments due as of the date hereof have been paid or provided for, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (d) No Borrower or Guarantor has received notice of any pending, threatened or contemplated condemnation proceeding or similar taking affecting any of the Unencumbered Eligible Properties, or any portion thereof, or any sale or other disposition of any of the Unencumbered Eligible Properties or any portion thereof in lieu of condemnation or similar taking, in each case, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (e) All Permits from all Governmental Authorities having jurisdiction over any Unencumbered Eligible Property or any portion thereof, the absence of which could impair the use of any Unencumbered Eligible Property for the purposes for which it is currently used have been issued and are in full force and effect, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. No Borrower or Guarantor has received or been informed by a third party, of the receipt by it of any notice from any Governmental Authority having jurisdiction over any of the Unencumbered Eligible Properties or any portion thereof or from any insurance company or fire rating or similar board or organization threatening a suspension, revocation, modification or cancellation of any Permit, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (f) A true, correct and complete copy of each Approved Lease and a true, correct and complete copy of any Financeable Ground Lease is identified on Exhibit M and has been delivered to Agent. The Approved Leases (and any subleases permitted thereunder) constitute the sole and complete agreements and understandings relating to leasing or licensing of space in the Buildings or otherwise at such Unencumbered Eligible Properties. There are no occupancies, rights, privileges or licenses in or to the Buildings or any other part of the Unencumbered Eligible Properties other than pursuant to the Approved Leases, Financeable Ground Leases or pursuant to Permitted Exceptions. Except as set forth in Exhibit M, the Approved Leases and Financeable Ground Leases are in full force and effect, in accordance with their respective terms, without any payment default or any other material default thereunder beyond applicable grace periods, nor to the best of each Borrower's or Guarantor's knowledge are there any defenses, counterclaims, offsets, concessions or rebates available to any tenant thereunder except as may be provided in the Approved Leases, and the landlord has not given or made, or received, any notice of default, or any claim, which remains uncured or unsatisfied, with respect to any of the Approved Leases or Financeable Ground Leases and, to the best of each Borrower's or Guarantor's knowledge there is no basis for any such claim or notice of default by any tenant which would have a Material Adverse Effect. No tenant has paid more than one month's rent in advance except for any security deposits. Except as set forth on the rent roll, all tenants under all Approved Leases are in occupancy and operating the premises covered by Approved Leases within the permitted uses under such Approved Leases. No Borrower or Guarantor has mortgaged, pledged or otherwise encumbered any of the Approved Leases or any Financeable Ground Lease except for Permitted Exceptions or Customary Permitted Liens.

      4.9. TAXES. Each Borrower and Guarantor has filed or caused to be filed all tax returns which to the best knowledge and belief of each Borrower are required to be filed, and has paid or caused to be paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than Customary Permitted Liens and those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of each).

      4.10. FEDERAL REGULATIONS. No Borrower or Guarantor is engaged and will not engage, principally or as one of its important activities, in the business of extending credit for the purpose of "PURCHASING" or "CARRYING" any "MARGIN STOCK" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of the Loans hereunder will be used for "PURCHASING" or "CARRYING" "MARGIN STOCK" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of such Board of Governors. If requested by Lender, each Borrower will furnish to Lender a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U to the foregoing effect.

      4.11. ERISA. No Borrower or Guarantor nor any ERISA Affiliate maintains or contributes to any Plan or Multiemployer Plan other than those listed on Exhibit Q hereto. Each such Plan which is intended to be qualified under Section 401(a) of the Internal Revenue Code as currently in effect has been determined by the IRS to be so qualified, and each trust related to any such Plan has been determined to be exempt from federal income tax Section 501(a) of the Internal Revenue Code as currently in effect. Except as disclosed in Exhibit Q, no Borrower or Guarantor or any of its Subsidiaries maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA. Each Borrower or Guarantor and its Subsidiaries are in compliance in all material respects with the responsibilities, obligations and duties imposed on it by ERISA, the Internal Revenue Code and regulations promulgated thereunder with respect to all Plans. No Benefit Plan has incurred any accumulated funding deficiency (as defined in Sections 302(a)(2) of ERISA and 412(a) of the Internal Revenue Code) whether or not waived. No Borrower or Guarantor nor any ERISA Affiliate nor any fiduciary of any Plan which is not a Multiemployer Plan
(i) has engaged in an nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the Internal Revenue Code or (ii) has taken or failed to take any action which would constitute or result in a Termination Event. Neither the Borrower nor any ERISA Affiliate is subject to any liability under Sections 4063, 4064, 4069, 4204 or 4212(c) or ERISA. No Borrower or Guarantor nor any ERISA Affiliate has incurred any liability to the PBGC which remains outstanding other than the payment of premiums. Schedule B to the most recent annual report filed with the IRS with respect to each Plan is complete and accurate in all material respects. Since the date of each such Schedule B, there has been no material adverse change in funding status or financial condition of the Plan relating to such Schedule B. No Borrower or Guarantor nor any ERISA Affiliate has (i) failed to make a required contribution or payment to a Multiemployer Plan or (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan. No Borrower or Guarantor nor any ERISA Affiliate has failed to make a required installment or any other required payment under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment. No Borrower or Guarantor nor any ERISA Affiliate is required to provide security to a Plan under Section 401(a)(29) of the Internal Revenue Code due to a Benefit Plan amendment that results in an increase in current liability for the plan year. Except as disclosed on Exhibit Q, no Borrower or Guarantor or any of its Subsidiaries has, by reason of the transactions contemplated hereby, any obligation to make any payment to any employee pursuant to any Plan or existing contract or arrangement.

      4.12. STATUS AS REIT. Lexington has been organized in conformity with the requirements for qualification as a real estate investment trust under the Code and has met such requirements since 1993. Lexington is in a position to qualify for its current fiscal year as a real estate investment trust under the Code and its proposed methods of operation will enable it to so qualify.

      4.13. INVESTMENT COMPANY ACT. No Borrower or Guarantor is an "INVESTMENT COMPANY" or a company "CONTROLLED" by an "INVESTMENT COMPANY," within the meaning of the Investment Company Act of 1940, as amended.

      4.14. SUBSIDIARIES; OWNERSHIP OF CAPITAL STOCK AND PARTNERSHIP INTERESTS.

                  (i) Exhibit N (A) contains a diagram indicating the corporate structure of Lexington, each Borrower, and any other Person in which Lexington or any Borrower holds a direct or indirect partnership, joint venture or other equity interest indicating the percentage and nature of such interest with respect to each Person included in such diagram; and (B) accurately sets forth the correct legal name of such Person, the jurisdiction of its incorporation or organization and the jurisdictions in which it is qualified to transact business as a foreign corporation, or otherwise.

                  (ii) Except where any failure or breach would not have a Material Adverse Effect on any of the Borrowers, each Subsidiary: (A) is a corporation or partnership, as indicated on Exhibit N, duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its organization, (B) is duly qualified to do business and, if applicable, is in good standing under the laws of each jurisdiction required to conduct its business as presently conducted and (C) has all requisite power and authority to own, operate and encumber its Property and to conduct its business as presently conducted.

      4.15. POLLUTION; HAZARDOUS MATERIALS. In connection with the acquisition and ownership of their interests in the Unencumbered Eligible Properties, the Borrowers and Guarantors have made and will continue to make such inquiries, and has and will continue to cause such testing, surveying, inspection or other action, with respect to the Unencumbered Properties as is reasonably necessary or desirable in connection with Hazardous Materials which might be present in the air, soil, surface water or groundwater at such Unencumbered Eligible Property. Except as specifically set forth in the Environmental Reports listed on Exhibit L (as amended or supplemented from time to time by additional Environmental Reports with respect to future Unencumbered Eligible Properties or otherwise amended or supplemented with the consent of the Lender) and except for such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect, to the best of any Borrower's or Guarantor's knowledge, there are no Hazardous Materials present in the air, soil, surface water or groundwater at any Unencumbered Eligible Property and no Hazardous Materials (except Hazardous Materials maintained in accordance with all Requirements of Law and necessary for the business operations of any such Unencumbered Eligible Property, including, without limitation, petroleum used for heating oil) are used in the operation of any Unencumbered Eligible Property.

      4.16. DECLARATION OF TRUST, PARTNERSHIP AGREEMENT, ETC. The copies of the Declaration of Trust of Lexington and the organizational documents of each Borrower which have been furnished to Lender are true, correct and complete copies thereof as in effect on the date of this Agreement and will be true, correct and complete in the case of each Guarantor when submitted to Agent under
Section 5.2.

      4.17. DISCLOSURES. The financial statements referred to in Section 4.1 do not, nor does this Agreement, the other Loan Documents, or any other written statement furnished by or on behalf of any Borrower to Lender in connection with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact or omit a material fact necessary to make the statement contained therein or herein not misleading.

      4.18. YEAR 2000. Borrower's Representative has conducted a review and assessment of the computer systems of each Borrower and Guarantor and their Subsidiaries with respect to the "YEAR 2000 PROBLEM" (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and, based on that review and inquiry, each Borrower and Guarantor does not believe that upon implementation of the new information systems currently being implemented, the year 2000 problem could reasonably be expected to have a Material Adverse Effect on the Borrower or Guarantor collectively.

      4.19 GUARANTORS. The representations and warranties in Sections 4.2 through 4.11, 4.15 through 4.18, shall be true, correct and complete with respect to each Guarantor.

      SECTION 5. CONDITIONS PRECEDENT

      5.1. CONDITIONS TO LOANS. The obligation of any Lender to make a Loan hereunder on the Initial Funding Date is subject to the satisfaction of the following conditions precedent:

            (a) NOTE; LOAN DOCUMENTS. On or before the Closing Date (and any subsequent Funding Date in the case of a new Lender) such Lender shall have received a Note executed by a Responsible Officer of each Borrower and each of the other Loan Documents shall have been duly executed and delivered by the respective parties thereto and all shall be in full force and effect.

            (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by each Borrower or Guarantor herein or in the other Loan Documents or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection with any of the Loan Documents, shall be true, correct and accurate on and as of the Funding Date for the Loan as if made on and as of such date unless stated to relate to a specific earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects as of such earlier dates.

            (c) NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date either before or after giving effect to the Loan to be made on the Funding Date.

            (d) LEGAL OPINION. Agent shall have received a favorable opinion of counsel to each Borrower and each Guarantor indicating the enforceability of the Loan Documents, addressed to Agent as of the Closing Date and covering such other matters as are customarily required by Agent in similar transactions, all in form and substance reasonably satisfactory to Agent.

            (e) ORGANIZATIONAL DOCUMENTS; RESOLUTIONS; INCUMBENCY CERTIFICATE; AUTHORIZED SIGNERS. Agent shall have received certified copies of the Declaration of Trust of

Lexington and a copy of the Partnership Agreement and Certificate of Limited Partnership or Certificate of Incorporation and by laws or other organizational documents of each Borrower and Guarantor (as appropriate) and all resolutions of the Board of Trustees of Lexington and a certificate of partnership, corporate or limited liability company action of each Borrower authorizing the transactions described herein and evidencing the due authorization, execution and delivery of and this Agreement and the other Loan Documents, and all required approvals, if any, of Governmental Authorities with respect to this Agreement and the other Loan Documents. The Agent shall have received from each of the Borrowers and for each of the Guarantors an incumbency certificate, dated as of the Closing Date, signed by a duly authorized offer of such Person and giving the name of each individual who shall be authorized: (a) to sign, in the name and on behalf of such Person, each of the Loan Documents to which such person is or is to be come a party; (b) in the case of the Borrowers' Representative, to submit Notices of Borrowings on behalf of the Borrowers; and
(c) in the case of the Borrower's Representative, to give notices to take other action on behalf of the Borrowers or Guarantors under the Loan Documents.

            (f) CERTIFICATIONS FROM GOVERNMENT OFFICIALS; UCC SEARCHES. The Agent shall have received (i) certifications from government officials evidencing the legal existence and good standing of each Borrower and any Guarantor in its state of organization and as to the foreign qualification of each Borrower or Guarantor in the respective states in which it owns Unencumbered Eligible Properties, along with a certified copy of the certificate of limited partnership or certificate of incorporation of each Borrower and Guarantor, all as of the most recent practicable date; and (ii) UCC Searches from the appropriate jurisdictions for each Borrower and Guarantor with respect to the Unencumbered Eligible Properties.

            (g) UNENCUMBERED ELIGIBLE PROPERTIES. Subject to the provisions of
Section 2.19(b)(xviii), Agent shall have received and Requisite Lenders shall have approved or shall have been deemed to have approved all information specified in Section 2.19 (other than Section 2.19(b)(xix)) and each shall have such access to each of the Unencumbered Eligible Properties as it shall have requested.

            (h) CERTIFICATES OF INSURANCE. Agent shall have received (a) current certificates of insurance as to all of the insurance maintained by each Borrower on Property (including flood insurance if applicable) from the insurer or an independent insurance broker, identifying insurers, types of insurance, insurance limits, and policy terms; and (b) such further information and certificates from the Borrowers, their insurers and insurance brokers as the Agent may reasonably request.

            (i) ESTOPPEL CERTIFICATES. Unless waived or receipt is deferred by Agent, an original copy of an estoppel certificate executed by each tenant and each lease guarantor in respect of each Approved Lease in the form attached hereto as Exhibit P to this Agreement or as may otherwise be accepted by the Agent in its reasonable discretion.

            (j) NO MATERIAL ADVERSE EFFECT. No Material Adverse Effect shall have occurred.

            (k) SOLVENCY OF EACH BORROWER AND GUARANTOR. Both after and immediately before the making of the Loan on any Funding Date, each Borrower and Guarantor shall be Solvent.

            (l) FEES. All obligations of Borrowers to pay fees and provide compensation and reimbursement of costs and expenses to Agent or their designees as of the Funding Date hereunder or otherwise in connection with the financing contemplated hereby shall have been satisfied.

            (m) LEGALITY OF LOANS. The making of the Loans hereunder by each Lender and the acquisition of the Notes shall be permitted as of the Funding Date by all applicable Requirements of Law and shall not subject any Lender to any penalty or other onerous condition in or pursuant to any such Requirement of Law or result in a Material Adverse Effect.

            (n) NOTICE OF BORROWING. Agent shall have received a Notice of Borrowing as provided in Section 2.5(a), and each other certificate or document required under Section 2.5 with appropriate insertions and attachments reasonably satisfactory in form and substance to Agent and its counsel, executed by a Responsible Officer of Borrowers' Representative.

            (o) MAXIMUM AVAILABILITY. After the making of the Loans on any Funding Date, the Total Unsecured Debt shall not exceed the Maximum Availability.

            (p) PAY-OFF OF EXISTING LOANS. Upon the initial funding of the Loans the Borrowers shall (a) pay-down that certain $55,000,000 Fleet term loan dated June 18, 1998, (the "Fleet Term Loan") as the same may be increased, amended or modified, to an amount acceptable to Fleet and execute and deliver any and all documents and instruments necessary to terminate and release the security interests created thereunder to the appropriate extent; and (b) payoff and terminate that certain $60,000,000 Amended and Restated Revolving Credit Agreement, dated as of February 20, 1997, (the "Fleet Revolving Loan") between the Borrowers and Fleet, as Agent, and certain of the Lenders and such Lenders shall execute, acknowledge and deliver satisfactions and reconveyances of all mortgages and deeds of trust, UCC-3's, and any and all other documents and instruments necessary to terminate and release all liens and security interest created thereunder. Once such indebtedness has been paid in full Borrowers' original promissory notes shall be marked "canceled" or "paid in full" and returned to Borrowers' Representative.

      5.2. CONDITIONS PRECEDENT TO ALL SUBSEQUENT LOANS. The obligation of each Lender to make any Loan requested to be made by it on any date after the Initial Funding Date is subject to the following conditions precedent as of each such date:

            (a) REPRESENTATIONS AND WARRANTIES. As of such date, both before and after giving effect to the Loans to be made on such date, all of the representations and warranties of each Borrower and Guarantor contained in this Loan Agreement and in any other Loan Document (other than representations and warranties which expressly speak as of a different date) shall be true and correct in all material respects.

            (b) NO DEFAULTS. No Default or Event of Default shall have occurred and be continuing or would result from the making of the requested Loan.

            (c) NO LEGAL IMPEDIMENTS. No law, regulation, order, judgment or decree of any Governmental Authority shall, and no Lender shall have received notice that, in the reasonable judgment of such Lender, litigation is pending or threatened which is likely to, enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, such Lender's making of the requested Loan.

            (d) NO MATERIAL ADVERSE EFFECT. No Borrower or Guarantor shall have received written notice that an event has occurred since the date of this Agreement which has had and continues to have, or is reasonably likely to have, a Material Adverse Effect.

            (e) SOLVENCY OF EACH BORROWER AND GUARANTOR. Both after and immediately before the making of the Loan on any Funding Date, each Borrower and Guarantor shall be Solvent.

            (f) FEES. All obligations of Borrowers and Guarantors to pay fees and provide compensation and reimbursement of costs and expenses to Agent or their designees as of the Funding Date hereunder or otherwise in connection with the financing contemplated hereby shall have been satisfied.

            (g) NOTICE OF BORROWING. Agent shall have received a Notice of Borrowing, and each other certificate or document required under Section 2.5 with appropriate insertions and attachments reasonably satisfactory in form and substance to Agent and its counsel, executed by a Responsible Officer of Borrowers' Representative.

            (h) MAXIMUM AVAILABILITY. After the making of the Loans on any Funding Date, the aggregate Total Unsecured Debt shall not exceed the Maximum Availability.

            (i) GUARANTORS. Each Guarantor shall deliver the documents, agreements, instruments and opinions as the Agent shall require as to such Guarantor and the Unencumbered Eligible Property owned by such Guarantor that are required to be delivered by the Borrowers as of the Closing Date pursuant to Sections 5.1(b) and (d) through (j).

            (j) NEW UNENCUMBERED ELIGIBLE PROPERTIES. Borrowers' Representative shall have complied with Section 5.1(g),(h) and (i) for any Unencumbered Eligible Property Applications submitted after the Closing Date.

Each submission of a Notice of Borrowing with respect to any Loan and each acceptance by a Borrower of the proceeds of each Loan made hereunder, shall constitute a representation and warranty by each Borrower and Guarantor as of the date of funding in respect of such Loan, that all the conditions contained in this Section 5.2 have been satisfied or waived in accordance with Section
10.2 and that no MAC has occurred and is continuing as of the relevant date in respect of the facts, circumstances or laws relevant to the conditions precedent set forth in paragraphs (d), (e), (f), and (k) of Section 5.1.

      SECTION 6.  AFFIRMATIVE COVENANTS

      Each Borrower hereby agrees that, so long as the Revolving Credit Commitment remains in effect, any Note remains outstanding and unpaid or any other amount is owing to any Lender, such Borrower shall and shall cause each Guarantor (to the extent applicable) to:

      6.1. FINANCIAL STATEMENTS. Furnish to Agent or cause Borrowers' Representative to furnish to Agent, whereupon Agent shall furnish copies to each
Lender:

            (a) ANNUAL. As soon as available, but in any event within ninety
(90) days after the end of each fiscal year (A) audited consolidated financial statements of Lexington consisting of (i) a balance sheet; (ii) an income statement; (iii) a statement of cash flow; (iv) a statement of retained earnings; and (v) changes in stockholders' equity, for such year, setting forth in each case in comparative form the figures for the previous year, certified without material qualification by its certified public accountants of nationally recognized standing; and (B) unaudited consolidating financial statements of Lexington certified by a Responsible Officer of Lexington; and

            (b) QUARTERLY. As soon as available, but in any event not later than sixty (60) days after the end of each fiscal quarter of Lexington, copies of each of the following for Lexington: (i) an unaudited balance sheet prepared on a consolidated and consolidating basis as at the end of each such quarter and the related unaudited statements of income for the fiscal quarter; (ii) stockholders' equity and cash flows for such quarterly period, and the portion of the fiscal year through such date; (iii) operating statements and a rent roll certified by Lexington (including a schedule of the aging of all rent payments and indicating whether any tenant is no longer in occupancy) for each Unencumbered Eligible Property for such quarterly period, the portion of the fiscal year through such date, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of such entity (subject to normal year-end audit adjustments); all such financial statements referred to in Section 5.1(a) and (b) to be complete and correct in all material respects and be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as disclosed therein and for normal year-end adjustments).

      6.2. CERTIFICATES; OTHER INFORMATION. Furnish to Agent or cause Borrowers' Representative to furnish to each Agent, whereupon Agent shall furnish copies to each Lender:

            (a) concurrently with the delivery of Lexington's financial statements referred to in Section 6.1(a) and (b) above, (i) a certificate of a Responsible Officer stating that he or she has no knowledge of any Default or Event of Default except as specified in such certificate, (ii) a Certificate of Covenant Compliance, (iii) a Certificate of Unencumbered Eligible Properties; Maximum Availability and Current Availability and (iv) that the representations and warranties contained in the Loan Documents are true, correct and accurate in all material respects to the same extent as though made on and as of the date of such delivery.

            (b) (i) whenever additional debt in excess of $10,000,000 is incurred by any Borrower or Guarantor, a Certificate of Total Debt to Capitalized Value; (ii) upon the sale of any Property owned by a Borrower or Guarantor, a Certificate of Total Debt to Capitalized Value and an updated Certificate of Unencumbered Eligible Properties; Maximum Availability and Current Availability, and (iii) at any other time as Borrowers' Representative wishes to submit an updated Certificate of Total Debt to Capitalized Value or Certificate of Unencumbered Eligible Properties, Maximum Availability and Current Availability.

            (c) within ten days of receipt thereof, copies of any financial statements or other information furnished to a Borrower or Guarantor pursuant to the Approved Leases;

            (d) on an annual basis, a copy of a one year projected operating statement of Lexington including a projected operating budget and cash flow of Lexington;

            (e) promptly after the same are sent, copies of all financial statements and reports which Lexington sends to its holders of its equity securities, and promptly after the same are filed by Lexington, copies of all financial statements and reports which Lexington may make to, or file with, the NYSE and the Commission or any successor or analogous Governmental Authority;

            (f) upon request by Agent, no later than thirty (30) days after the same are filed with the Internal Revenue Service ("IRS") and other applicable taxing authorities, copies of its income tax returns and all related correspondence;

            (g) Within ten (10) days after the filing thereof, evidence indicating that Lexington has maintained its status as a real estate investment trust ("REIT") under the applicable provisions of the Code such evidence to consist of annual tax returns certified by its independent public accounting firm or such other national accounting firm which is a "Big 5" firm or otherwise reasonably acceptable to Agent; and

            (h) promptly thereafter, such additional financial and other information respecting the financial or other condition of any Borrower or Guarantor or the status or condition of the Unencumbered Eligible Properties or the operation thereof which such Borrower or Guarantor is entitled to or can otherwise reasonably obtain and as Agent may from time to time reasonably request.

      6.3 PUNCTUAL PAYMENT. The Borrowers will duly and punctually pay or cause to be paid the principal and interest on the Loans and all interest, fees, charges and other amounts provided for in this Agreement and the other Loan Documents, all in accordance with the terms of this Agreement and the Notes, and the other Loan Documents.

      6.4. PAYMENT OF OTHER OBLIGATIONS. Discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its Indebtedness and other obligations of whatever nature except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings, and reserves in conformity with GAAP with respect thereto have been provided on the books of such Borrower or Guarantor or where the failure to do so does not violate Section 8.1(e).

      6.5. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Continue to engage in business of the same general type as now conducted by it, and preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; and comply with all Contractual Obligations and Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

      6.6. LEASES. (a) Maintain the Approved Leases and any Financeable Ground Lease in full force and effect and enforce the obligations of the tenants under the Approved Leases and the landlord under each Financeable Ground Lease, in a timely manner and obtain the consent of the Requisite Lender's in connection with any change in or waiver of any obligation of any tenant or landlord, contained in, or any right or remedy of any Borrower under any Approved Lease or Financeable Ground Lease (as appropriate) which alone or together with any other such change or waiver could reasonably be expected to have a Material Adverse Effect on such Unencumbered Eligible Property; and (b) give notice to Agent, together with a copy thereof, of each renewal, amendment, modification or termination of the Approved Leases or any Financeable Ground Lease.

      6.7. MAINTENANCE OF UNENCUMBERED ELIGIBLE PROPERTY, INSURANCE. Keep or cause the tenants to keep all Unencumbered Eligible Property in good condition, working order and repair; maintain or cause the tenants of its Unencumbered Eligible Properties to maintain with financially sound and reputable insurance companies, such hazard, liability and other insurance with respect to its Unencumbered Eligible Property and its business against such casualties and contingencies in amounts and minimum scope of coverage as shall be in accordance with the general practices of businesses having similar operations in similar geographic location; and furnish to Agent, on the Closing Date and upon written request, full information as to the insurance carried.

      6.8. INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of Agent and any Lender to visit and inspect any of its properties for any purpose including performing environmental inspections and examine and make abstracts from any of its books and records at any reasonable time and on reasonable notice and as often as may reasonably be desired (subject to applicable provisions of any lease affecting any Unencumbered Eligible Property), and to discuss the business, operations, properties, prospects and financial and other condition of such Borrower with officers and employees of such Borrower and with its independent certified public accountants.

      6.9. NOTICES. Promptly, and in any event within ten (10) Business Days after an officer of any Borrower or Guarantor obtains knowledge thereof (except as set forth below) give notice to Agent:

            (a) of the occurrence of any Default or Event of Default;

            (b) of (i) any default or event of default or termination under any
(a) Approved Lease or any other Contractual Obligation of or in favor of any Borrower or Guarantor which is reasonably likely to have a Material Adverse Effect or (b) Financeable Ground Lease as to which any Borrower has received notice from the ground lessor and which remains uncured and (ii) any litigation, investigation or proceeding which may exist at any time between any Borrower or any tenant and any Governmental Authority or other Person, which if adversely determined is reasonably likely to have a Material Adverse Effect;

            (c) of any litigation or proceeding pending or any judgment against any Borrower, Guarantor or Unencumbered Eligible Property in which the amount involved which is not covered by insurance is $100,000 or more or in which injunctive or similar relief is sought; or

            (d) of the occurrence or existence of any event or condition which would cause any of the representations and warranties set forth in Section 4.8 to be untrue.

            (e) of any setoff, claims, withholdings or other defenses to which any of the Unencumbered Eligible Properties are subject, which (i) would have a Material Adverse Effect on (x) the business, assets or financial condition of any Borrower, any Guarantor or any of their respective Subsidiaries, or (y) the value of such Unencumbered Eligible Property, or (ii) with respect to such Unencumbered Eligible Property, which is not a Permitted Exception or a Customary Permitted Lien.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action a Borrower or Guarantor proposes to take with respect thereto.

      6.10. REIT REQUIREMENTS. Cause Lexington to operate its business at all times so as to satisfy or be deemed to have satisfied all requirements necessary to qualify as a real estate investment trust under the Code. Lexington shall maintain adequate records so as to comply with all record-keeping requirements relating to the qualification of Lexington as a real estate investment trust as required by the Code and applicable regulations of the Department of the Treasury promulgated thereunder and will properly prepare and timely file with the IRS all returns and reports required thereby. Lexington shall request from its shareholders all shareholder information required by the Code and applicable regulations of the Department of Treasury promulgated thereunder.

      6.11. ENVIRONMENTAL ACTIONS.

            (a) INDEMNIFICATION. On a joint and several basis, indemnify, defend (with counsel reasonably acceptable to the indemnified party) and hold Agent and each Lender and Issuing Bank, and the directors, officers, shareholders, employees and agents of Agent and each Lender and Issuing Bank harmless from any claims (including without limitation third party claims for personal injury or real or personal property damage), actions, administrative proceedings, judgments, damages, punitive damages, penalties, fines, reasonable costs, liabilities (including sums paid in settlements of claims), interest or losses, including reasonable attorneys' fees, consultant fees and expert fees, that arise directly or indirectly from or in connection with the presence, suspected presence, release or suspected release of any Hazardous Material in the air, soil, surface water or groundwater at or from the real property or any portion thereof with respect to a Property, or any other real property in which any Borrower has any interest (all of the foregoing real property shall be referred to collectively as the "REAL PROPERTY") or any violation of any Environmental Law. Without limiting the generality of the foregoing, the indemnification provided by this Section shall specifically cover (i) costs, including capital, operating and maintenance costs, incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work required or performed by any federal, state or local governmental agency or political subdivision or performed by any non-governmental Person, including any tenant of a Property, because of the presence, suspected presence, release or suspected release of Hazardous Material in the air, soil, surface water or groundwater at or from the Real Property; and
(ii) costs incurred in connection with (A) Hazardous Material present or suspected to be present in the air, soil, surface water or groundwater at the Real Property before the date of this Agreement, or (B) Hazardous Material that migrates, flows, percolates, diffuses or in any way moves onto or under or from the Real Property, or (C) Hazardous Material present at the Real Property as a result of any release, discharge, disposal, dumping, spilling or leaking (accidental or otherwise) (any of the foregoing, a "RELEASE") onto or from the Property before or after the date of this Agreement by any Person; provided, however, that the indemnification provided by this Section shall not include claims to the extent arising from the gross negligence or willful misconduct of any party seeking indemnification. The indemnification provided in this Section
6.11 shall survive the termination of this Agreement; provided, however, that no Borrower shall have any liability under the foregoing indemnity in connection with any Release of any Hazardous Materials on, under or about any Property which occurs after the date of any transfer of the Property to Agent and/or any of the Lenders, or its or their designee or any other Person(s), by foreclosure deed-in-lieu thereof or otherwise which was not present on the Property prior to such date.

            (b) RESPONSE ACTIONS. Each Borrower and Guarantor covenants and agrees that if any Release or disposal of Hazardous Material shall occur or shall have occurred on any Real Property owned by it, such Borrower or Guarantor will cause the prompt containment and removal of such Hazardous Material and remediation of such Real Property as necessary to comply with all Environmental Laws or to preserve the value of such Real Property.

            (c) ENVIRONMENTAL ASSESSMENTS. If the Requisite Lenders have reasonable grounds to believe that a material environmental event has occurred with respect to any Unencumbered Eligible Property, after reasonable notice by the Agent, whether or not a Default


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
or an Event of Default shall have occurred, the Requisite Lenders may determine that the affected Unencumbered Eligible Property no longer qualifies as an Unencumbered Eligible Property; provided that prior to making such determination, the Agent shall give the Borrower's Representative (i) reasonable notice and the opportunity to obtain one or more environmental assessments or audits of such Unencumbered Eligible Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Agent, which approval will not be unreasonably withheld, to evaluate or confirm
(A) whether any Release of Hazardous Materials has occurred in the soil or water at such Unencumbered Eligible Property and (B) whether the use and operation of such Unencumbered Eligible Property materially complies with all Environmental Laws (including not being subject to a matter that is a material environmental event) and (ii) if such assessments or audits discloses that a Release has occurred, a reasonable period to clean up or remediate such condition in accordance with applicable Environmental Laws unless such Release could reasonably be expected to have a Material Adverse Effect on the operation, value or financeability of such Property, in which event the consent of the Requisite Lenders must be obtained. Such assessment will then be used by the Requisite Lenders to determine whether a Material Adverse Effect has in fact occurred with respect to such Unencumbered Property. All such environmental assessments shall be at the sole cost and expense of the Borrowers.

      6.12. CHANGES IN GAAP. In the event of a change in GAAP which would cause the financial covenants set forth in Section 7.1 to provide less protection to any Lender or be more restrictive for the Borrowers than presently provided for hereunder, cause such financial covenants to be reset, in good faith, by Agent and the Borrowers to maintain the protection to each Lender equivalent to that in place prior to such change and Agent, each Lender and each Borrower shall execute one or more amendments to this Agreement to effect such reset.

      6.13. NYSE LISTING. Cause Lexington at all times to keep its common stock duly listed on the NYSE and to file all reports on a timely basis required by the NYSE.

      6.14. OBLIGATIONS IN EXCESS OF MAXIMUM AVAILABILITY. Except as otherwise provided in Section 2.9(d), if at any time the Outstanding Amount shall exceed the then Maximum Availability (which event, notwithstanding the provisions of this Section, shall be a Default), cure the same within fifteen (15) Business Days of the date Agent notifies Borrowers' Representative of same.

      6.15. MANAGEMENT OF BORROWER AND UNENCUMBERED ELIGIBLE PROPERTY. Insure that the management of Lexington shall be self-directed and self-administered.

      6.16. SUBORDINATION OF PAYABLES TO AFFILIATES. After the occurrence and continuance of a Default or Event of Default, make no payments on any loans owed by any Borrower or Guarantor to any Affiliate or Subsidiary and all such amounts shall be fully subordinated to the Loans pursuant to the terms of an agreement in form and substance satisfactory to the Lender.

      6.17. SUBORDINATED DEBT. Not amend, modify or obtain a waiver of any provision of any document or instrument evidencing or relating to subordinated indebtedness (including, but


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
not limited to the $25,000,000 of exchangeable notes issued by LCIF in March,
1997) which would move up the maturity date on such subordinated indebtedness prior to the Revolving Credit Termination Date or otherwise have a Material Adverse Effect on the Lenders, or purchase, redeem (except redemptions made in connection with the conversion of any subordinate indebtedness to preferred stock or common stock pursuant to the terms of the documentation evidencing such subordinated indebtedness), retire or otherwise acquire or make any payment or prepayment of the principal of or any other amount owing in respect of any subordinated indebtedness except for payments (but not prepayments) permitted or required under the present provisions of the documentation evidencing the subordinated indebtedness (without amendment) and redemptions of the exchangeable notes and prepayments made with proceeds of the Loans, or, as to subordinated indebtedness incurred after the Closing Date, under the provisions of documentation approved by the Requisite Lenders.

      6.18. ERISA NOTICES. Deliver or cause to be delivered to the Agent, at such Borrower's expense, the following information and notices as soon as reasonably possible, and in any event:

            (a) within thirty (30) Business Days after Borrower or any ERISA Affiliate knows or has reason to know that a Termination Event has occurred, a written statement of the chief financial officer of the Borrower describing such Termination Event and the action, if any, which such Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto;

            (b) within thirty (30) Business Days after the Borrower knows or has reason to know that a prohibited transaction (defined in Sections 406 of ERISA and Section 4975 of Code) has occurred, a statement of the chief financial officer of the Borrower describing such transaction and the action which the Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto;

            (c) within thirty (30) Business Days after the filing of the same with the DOL, IRS or PBGC, copies of each annual report (form 5500 series), including Schedule B thereto, filed with respect to each Plan;

            (d) within thirty (30) Business Days after receipt by such Borrower or any ERISA Affiliate of each actuarial report for any Plan or Multiemployer Plan and each annual report for any Multiemployer Plan, copies of each such report;

            (e) within thirty (30) Business Days after the filing of the same with the IRS, a copy of each funding waiver request filed with respect to any Plan and all communications received by such Borrower or any ERISA Affiliate with respect to such request;

            (f) within thirty (30) Business Days after the occurrence any material increase in the benefits of any existing Plan or Multiemployer Plan or the establishment of any new Plan or the commencement of contributions to any Plan or Multiemployer Plan to which such

Borrower or any ERISA Affiliate to which such Borrower or any ERISA Affiliate was not previously contributing, notification of such increase, establishment or commencement;

            (g) within thirty (30) Business Days after such Borrower or any ERISA Affiliate receives notice of the PBGC's intention to terminate a Plan or to have a trustee appointed to administer a Plan, copies of each such notice;

            (h) within thirty (30) Business Days after such Borrower or any of its Subsidiaries receives notice of any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code, copies of each such letter;

            (i) within thirty (30) Business Days after such Borrower or any ERISA Affiliate receives notice from a Multiemployer Plan regarding the imposition of withdrawal liability, copies of each such notice;

            (j) within thirty (30) Business Days after such Borrower or any ERISA Affiliate fails to make a required installment or any other required payment under Section 412 of Code on or before the due date for such installment or payment, a notification of such failure; and

            (k) within thirty (30) Business Days after such Borrower or any ERISA Affiliate knows or has reason to know (i) a Multiemployer Plan has been terminated, (ii) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan, notification of such termination, intention to terminate or institution of proceedings.

      6.19. ERISA COMPLIANCE. Cause, and shall cause each of its Subsidiaries and ERISA Affiliates to, establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA, the Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans.

      6.20. PAYMENT OF TAXES AND CLAIMS (a) Pay or cause to be paid, and cause each of its Subsidiaries to pay or cause to be paid, (i) all taxes, assessments and other governmental charges imposed upon it or on any of its property or assets or in respect of any of its franchises, licenses, receipts, sales, use, payroll, employment, business, income or property before any penalty or interest accrues thereon, and (ii) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien on an Unencumbered Eligible Property (other than a Lien permitted by Section 7.7) ; provided, however, that no such taxes, assessments, fees and governmental charges referred to in clause
(i) above or claims referred to in clause (ii) above need be paid if being contested in good faith by appropriate proceedings diligently instituted and conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.


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
      6.21. INTER-BORROWER OR GUARANTOR ADVANCES OF LOAN Proceeds Cause all transfers of Loan proceeds from one Borrower or Guarantor to another or any Affiliate or Subsidiary thereof to be documented and treated for all purposes by the lending and receiving Borrower or Guarantor, Affiliate or Subsidiary as an intercorporate loan transaction.

      6.22. SOLVENCY OF GUARANTORS. Lexington, LCIF or LCIFII shall cause each of the Guarantors to remain Solvent and shall provide each of the Guarantors with such funds and assets as such Guarantor shall require in the operation of its business, all in consideration of such Guarantor's execution and delivery of its Guaranty.

      6.23. NO AMENDMENTS TO CERTAIN DOCUMENTS. The Borrowers will not, and will not permit any Guarantor to, at any time cause or permit its certificate of limited partnership, agreement of limited partnership, articles of incorporation, by-laws or other charter documents, as the case may be, to be modified, amended or supplemented in any respect whatever, without (in each case) the express prior written consent or approval of the Required Lenders, if such changes would adversely affect Lexington's REIT status or otherwise materially adversely affect the rights of the Agent and the Lenders hereunder or under any other Loan Document.

      6.24. YEAR 2000. The Borrowers and each Guarantor and their Subsidiaries shall notify the Agent promptly upon detecting any occurrence whereby the representation contained in Section 4.18 above ceases to be true.

      SECTION 7.  NEGATIVE COVENANTS

      Each Borrower hereby agrees that, so long as the Revolving Credit Commitment remains in effect or any Note remains outstanding and unpaid or any other amount is owing to any Lender hereunder or under any other Loan Document, such Borrower shall not and shall not permit any Guarantor to directly or indirectly:

      7.1. FINANCIAL COVENANTS. Fail to comply with the covenants set forth in this Section 7.1 on a consolidated basis, tested as of the end of each fiscal quarter.

            (a) MINIMUM ESTIMATED NET WORTH OF BORROWERS AND GUARANTORS. Suffer or permit the Minimum Estimated Net Worth of the Borrowers on a consolidated basis to be less than the aggregate of (i) $225,000,000, plus (ii) 75% of the Net Securities Proceeds of all issues of any Common Shares, Preferred Shares or other equity securities by Lexington in one or more transactions received after the date hereof.

            (b) DEBT SERVICE COVERAGE. Suffer or permit the ratio of EBIDA less non-incremental revenue generating capital expenditures to debt service obligations (including principal and interest on the Loans) for the two (2) most recent fiscal quarters to be (i) less than 1.65:1.0 from the date of closing through the covenant calculation date of December 31, 1998 and (ii) less than 1.75:1.0 from the covenant calculation date of March 31, 1999 through the Revolving Credit Termination Date, all as determined within 60 days of the close of each fiscal quarter.


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
            (c) MAXIMUM TOTAL DEBT TO CAPITALIZED VALUE. Suffer or permit total debt or guarantees in respect of money borrowed by the Borrowers or the Guarantors (without duplication) on a consolidated basis ("TOTAL DEBT") to Capitalized Value to exceed 55%.

            (d) MINIMUM UNENCUMBERED LIQUIDITY. Suffer or permit the total sum of (i) unrestricted cash, (ii) unrestricted Cash Equivalents and (iii) Current Availability under the Maximum Revolving Credit Commitment, to be less than $5,000,000 on a consolidated basis.

            (e) MAXIMUM SECURED RECOURSE DEBT TO CAPITALIZED VALUE. Suffer or permit secured Recourse debt in respect of money borrowed or guarantees in respect thereof by the Borrowers and Guarantors on a consolidated basis to exceed 15% of Capitalized Value. The maximum Loan to Value of secured Recourse debt for any Property as of the date such secured Recourse debt is incurred, other than the three (3) Exel Logistic, Inc. properties located in New Kingstown, Pennsylvania and Mechanicsberg, Pennsylvania, shall not exceed 75% (determined by multiplying the net operating income for the two (2) most recent fiscal quarters for such Property as of the date such secured Recourse debt is incurred by two (2) and dividing by 9.5%). Such net operating income shall be adjusted for any newly acquired Property or any Property as to which two (2) fiscal quarters of earnings information is not available in accordance with the last two (2) sentences of Section 7.1(c) above.

            (f) MAXIMUM PERMITTED INVESTMENTS. Suffer or permit investments in
(i) notes or mortgages or (ii) unimproved real estate to exceed 5% of Capitalized Value in each case.

            (g) INTEREST RATE PROTECTION. Fail to maintain in effect interest rate protection arrangements, in form and substance reasonably satisfactory to Agent, for all variable rate (other than Absolute Rate Competitive Bid Loans with maturity dates in excess of six (6) months) Indebtedness in excess of 12.5% of Capitalized Value, providing for the rate of interest applicable to such indebtedness to be capped at a rate satisfactory to Agent. Such arrangements shall be maintained in full force and effect until all Obligations are repaid in full or until and so long as variable rate loans shall be less than 12.5% of Capitalized Value.

            (h) LIMITATION ON CONSTRUCTION ACTIVITY. Have construction in process (defined as total estimated completed cost of new construction, expansions and redevelopment in process, excluding tenant improvements and property renovation and refurbishment) whose value exceeds 10% of Capitalized Value.

            (i) MINIMUM FIXED CHARGE COVERAGE. Suffer or permit the ratio of EBIDA less non-incremental revenue generating capital expenditures to Debt Service plus dividends on Preferred Stock or other preferred securities for the two (2) most recent fiscal quarters to be less than 1.50 to 1.0.

            (j) MAXIMUM SECURED DEBT TO CAPITALIZED VALUE. Suffer or permit secured debt or guarantees in respect of money borrowed by the Borrowers and the Guarantors on a consolidated basis to exceed (i) 45% of Capitalized Value from the date of closing through


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
December 30, 1998 and (ii) 40% of Capitalized Value from December 31, 1998 through the Revolving Credit Termination Date.

            (k) TOTAL UNSECURED DEBT. Suffer or permit Total Unsecured Debt to exceed Maximum Availability (except as reduced as provided in Section 2.9(c)) for Excess Outstandings.

            (l) LIMITATIONS ON DISTRIBUTIONS TO FFO. Suffer or permit distributions to shareholders of Lexington to exceed 95% of Lexington's funds from operations over the four (4) most recent fiscal quarters. Notwithstanding the foregoing, Lexington may make distributions that are necessary to preserve its REIT status.

            (m) JOINT VENTURE OWNERSHIP INTEREST. Suffer or permit Joint Venture Ownership Interest Value to exceed 15% of Capitalized Value at the end of any fiscal quarter.

      7.2 COVENANT CALCULATIONS.

            (a) For purposes of Maximum Availability and Section 7.1 hereof (with the exception of subsections 7.1(b) and 7.1(i)), EBIDA and Unencumbered Eligible Property NOI (and all defined terms and calculations using such terms) shall be adjusted to (i) deduct the actual results of any Property disposed of by a Borrower or Guarantor during the relevant fiscal period, and (ii) include the pro forma results of any Property acquired by a Borrower or Guarantor during the relevant fiscal period, with such pro forma results being calculated by (x) using the Borrower's or Guarantor's pro forma projections for such acquired Property, subject to the Agent's reasonable approval, if such Property has been owned by a Borrower or Guarantor for less than one complete fiscal quarter or if such Property involves a sale/leaseback or new construction or (y) using the actual results for such acquired Property and adjusting such results for the appropriate period of time required by the applicable financial covenant, if such Property has been owned by a Borrower or a Guarantor for at least one complete fiscal quarter.

      7.3. RESTRICTED PAYMENTS.

            (a) Declare, make or pay any Restricted Payment while any Default under Section 2.9(c) or Event of Default is continuing either before or after giving effect to such Restricted Payment, unless Borrowers have sufficient funds or availability under its credit facilities (including this Agreement) to pay the next installment of principal or interest payable in respect of the Obligations and except for minimum distributions necessary to maintain Lexington's REIT status; or

            (b) While any Default under Section 2.9(c) or any Event of Default is continuing, make any payment of Indebtedness of Borrowers in contravention of the terms of any agreement or instrument subordinating or purporting to subordinate any rights to receive payments in respect of any Indebtedness of Borrowers to any rights to receive payments under this Agreement.

      7.4. MERGER; SALE OF ASSETS; TERMINATION AND OTHER ACTIONS.


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            (a) Become a party to any merger, consolidation or reorganization without the approval of the Requisite Lenders, except that so long as no Default or Event of Default has occurred and is continuing, or would occur after giving effect thereto, the merger, consolidation or reorganization of one or more Persons with or into any Borrower, any Guarantor, or any wholly-owned Subsidiary, shall be permitted if such action is not hostile, any Borrower, any Guarantor, or any wholly-owned Subsidiary, as the case may be, is the surviving entity and such merger, consolidation or reorganization does not cause a breach of Section 6.15; (b) convey, sell, lease or otherwise dispose of (i) any of the Unencumbered Eligible Properties unless withdrawn under Section 2.20 or (ii) any substantial part of its property or assets (other than the Unencumbered Eligible Properties) unless, in the case of this clause (b), no Default or Event of Default results therefrom. Notwithstanding the foregoing, LCIF and LCIFII may be consolidated with or merged into each other, provided that Borrowers' Representative gives Agent at least ten (10) days' notice thereof and the Borrowers shall execute, acknowledge as applicable and deliver to Agent such modifications or other documents or agreements as may be reasonably necessary to reflect an assumption by the survivor of the other's obligations hereunder prior to the effective date of such merger.

      7.5. TRANSACTIONS WITH AFFILIATES. Enter into or be a party to any transaction directly or indirectly with or for the benefit of any Affiliate of any Borrower or Guarantor, other than (i) in the ordinary course of business and
(ii) for fair consideration and on terms no less favorable to any Borrower or Guarantor than are available in an arm's-length transaction from unaffiliated third parties.

      7.6. ACCOUNTING CHANGES. Make any significant change in accounting treatment and reporting practices, except as required by GAAP or with which Borrowers' or Guarantors' independent certified public accountants have agreed. Such Borrower or Guarantor shall advise Agent sufficiently in advance of any change to permit representatives of Agent to discuss the proposed change with the officers of such Borrower or Guarantor.

      7.7. NO LIENS. Until withdrawal under Section 2.20, suffer or permit after the date hereof any Lien on any Unencumbered Eligible Property other than Permitted Exceptions or Customary Permitted Liens.

      7.8. FISCAL YEAR. Change the fiscal year end of any Borrower or Guarantor from December 31 to any other date without the prior written consent of Agent.

      7.9. CHIEF EXECUTIVE OFFICE. Change the name of any Borrower or Guarantor or the chief executive office of such Borrower or Guarantor or the address where such Borrower's or Guarantor's books and records are maintained unless such Borrower or Guarantor gives Agent prompt written notice of any such change thereafter.

      7.10. SELF-DIRECTED REIT. Suffer or permit Lexington to be other than self-directed and self-administered or fail to obtain the consent of Agent prior to any change to third-party management or leasing.


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      7.11. LIMITATIONS ON CERTAIN ACTIVITIES. Except in connection with withdrawals of Unencumbered Eligible Properties under Section 2.20 or sales, transfers or encumbrances to another Borrower or Guarantor (i) no sale, transfer, pledge or assignment of more than 49% of the ownership interests in any of the Borrowers or Guarantors excluding Lexington; and (ii) no material changes in any Borrower's or Guarantor's business of owning, managing and investing in predominantly (75% or more by value) net-lease, office, industrial and retail properties.

      7.12. DISTRIBUTIONS. Suffer or permit Lexington to use any portion of the Loans to make any distributions to partners or shareholders which exceed 95% of the greater of Lexington's (a) Funds From Operations or (b) taxable income.

      7.13. ERISA. No Borrower, Guarantor nor any of its Subsidiaries or ERISA Affiliates shall:

            (a) engage in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL;

            (b) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Code), with respect to any Plan, whether or not waived;

            (c) fail to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Plan;

            (d) terminate any Plan which would result in any liability of any Borrower or any ERISA Affiliate under Title IV of ERISA;

            (e) fail to make any contribution or payment to any Multiemployer Plan which any Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

            (f) fail to pay any required installment or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment; or

            (g) amend a Benefit Plan resulting in an increase in current liability for the plan year such that any Borrower or any ERISA Affiliate is required to provide security to such Plan under Section 401 (a) (29) of the Code.

      7.14 COMPLIANCE WITH ENVIRONMENTAL LAWS. Do any of the following: (a) use any of its Real Property or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Materials except for quantities of Hazardous Materials used in the ordinary course of business and in compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of its Real Property any underground tank or other underground storage receptacle


                                       63
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for Hazardous Materials except in full compliance with Environmental Laws, (c)
generate any Hazardous Materials on any of its Real Property except in full compliance with Environmental Laws, or (d) conduct any activity at any Real Property or use any Real Property in any manner so as to cause a Release or a violation of any Environmental Law; provided that a breach of this covenant shall result in the exclusion of the affected Real Property from the calculation of the covenants set forth in Section 7.1, but shall only constitute an Event of Default hereof if such breach has a Material Adverse Effect on the Borrowers or Guarantors, taken as a whole, or materially impairs the ability of any Borrower or Guarantor to fulfill their obligations to the Lenders under the Loan Documents.

      SECTION 8. EVENTS OF DEFAULT

      8.1. EVENTS OF DEFAULT. Upon the occurrence of any of the following events (each an "EVENT OF DEFAULT"):

            (a) PAYMENTS. Any Borrower or Guarantor shall fail to pay any principal of or interest on any Note or Loan within ten (10) days after the due date thereof, or any other amount payable hereunder shall not be paid within ten
(10) days after notice from Agent; or

            (b) REPRESENTATIONS AND WARRANTIES. Any representation or warranty made or deemed made by any Borrower or Guarantor herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

            (c) CERTAIN COVENANT DEFAULTS. Any Borrower shall default in the observance or performance of Sections 2.9 (c), 2.9 (d) or 6.14 and such default shall continue unremedied beyond the period specified therein. Any Borrower shall default in the observance or performance of any agreement contained in
Section 7.1 of this Agreement and such default shall continue unremedied for a period of 90 days after notice to Borrowers' Representative by Agent; or

            (d) CERTAIN OTHER COVENANT DEFAULTS. Any Borrower or Guarantor shall default in the observance or performance of any other covenant or provision of this Agreement or any of the other Loan Documents, and such default shall continue unremedied for a period of 30 days after notice from Agent or such longer period as may be reasonably necessary to cure such default (but in no event more than ninety (90) days) provided such Borrower or Guarantor commences such cure within said thirty (30) day period and diligently prosecutes same to completion (or such other period of time as may be specifically set forth elsewhere in this Agreement with respect to specific matters); or

            (e) CROSS-DEFAULT. Any Borrower or Guarantor shall (i) default in any payment of principal of or interest on any recourse Indebtedness which, individually or together with defaults by other Borrowers on any recourse Indebtedness, exceeds $5,000,000, beyond the period of grace, if any, provided in the instrument or agreement under which such recourse Indebtedness was created; or (ii) default beyond applicable grace periods in the observance or performance of any other agreement or condition relating to any non-recourse Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur, the effect of which default beyond applicable grace periods or other event is to cause, or to permit the holder or holders of $20,000,000 or more of non-recourse Indebtedness of such Borrower individually or together with defaults beyond applicable grace periods of other Borrowers to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity.

            (f) QUALIFICATION AS REIT. Agent shall have determined in good faith, and shall have so given notice to Borrowers' Representative that Lexington has at any time ceased to qualify, or has not qualified, as a real estate investment trust for any of the purposes of the provisions of the Code applicable to real estate investment trusts; provided, however, that no Event of Default under this Section (f) shall be deemed to have occurred and be continuing if, within thirty (30) days after notice of any such determination is given Borrowers' Representative shall have furnished Agent with an opinion of Borrowers' Representative's tax counsel (who shall be reasonably satisfactory to Agent provided that the Agent may not unreasonably withhold its approval) to the effect that the Lexington is then in a position to so qualify, or has so qualified, as the case may be, which opinion shall not contain any material qualification unsatisfactory to the Agent; or

            (g) INSOLVENCY, ETC. There shall be an Insolvency Event with respect to any Borrower or Guarantor; or

            (h) ERISA. (i) Any Borrower, Guarantor or ERISA Affiliate shall engage in any "PROHIBITED TRANSACTION" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "ACCUMULATED FUNDING DEFICIENCY" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (iii) a Termination Event shall occur or (iv) any other event or condition shall occur or exist with respect to a Plan or a Multiemployer Plan; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, could subject any Borrower to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of any Borrower or Guarantor and any of the foregoing are not corrected or cured within 30 days after notice to such Borrower or Guarantor; or

            (i) CERTAIN JUDGMENTS. One or more judgments or decrees shall be entered against any Borrower or Guarantor involving in the aggregate a liability (not paid or fully covered by insurance) of $5,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or

            (j) MANAGEMENT. Prior to the Revolving Credit Termination Date any change in the identity of the persons holding a majority of the Board of Trustees of Lexington (other than due to death, retirement, disability or similar causes and so long as the replacement trustee is approved by the remaining trustees who were trustees prior to such change in the composition of the Board of Trustees) without Requisite Lender Approval.


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            (k) LOAN DOCUMENTS. From and after the Closing Date, any Loan
Document shall be terminated or otherwise shall cease to be in full force and effect except in accordance with this Agreement or shall cease to give the Agent any Liens purported to be given thereby or any party thereto other than a Lender shall cease to be, or shall assert that it is not, bound thereby in accordance with its terms and in the case of any party other than a Borrower or Guarantor, Borrowers' Representative shall not have taken such steps as may be reasonably necessary to enforce such Loan Document promptly after notice thereof by Agent.

      8.2 REMEDIES. In the event that one or more Events of Default shall have occurred and be continuing, then (i) if such event is an Event of Default specified in paragraph (g) above, the Revolving Credit Commitment shall automatically and immediately terminate and the Obligations hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, any Note and any other Loan Documents shall immediately become due and payable, and
(ii) if such event is any other Event of Default, any of the following actions may be taken: (a) Agent may (and upon the written instructions of the Requisite Lenders shall), by notice to Borrowers' Representative, declare the Revolving Credit Commitment to be terminated forthwith, whereupon the Revolving Credit Commitment shall immediately terminate; (b) Agent may (and upon the written instructions of the Requisite Lenders shall), by notice of default to Borrowers' Representative, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, any Note and any other Loan Document to be due and payable forthwith, whereupon the same shall immediately become due and payable or (c) Agent may exercise any other right or remedy available at law or in equity or by statute. Except as expressly provided above in Section 8.1, presentment, demand, protest and all other notices of any kind are hereby expressly waived; or

      8.3. ANNULMENT OF ACCELERATION. If payment on the Loans and any Note is accelerated in accordance with Section 8.2 of this Agreement, then and in every such case, the Agent may (and upon the written instructions of the Requisite Lenders shall), by an instrument delivered to Borrowers' Representative annul such acceleration and the consequences thereof, provided, that at the time such acceleration is annulled:

            (a) all arrears of interest on the Loans and any Note and all other sums payable in respect of the Loans and pursuant to this Agreement, any Note and each other Loan Document (except any principal of or interest or premium on the Loans and any Note and other sums which have become due and payable only by reason of such acceleration) shall have been duly paid; and

            (b) every other Default or Event of Default shall have been duly waived or otherwise cured;

provided, further, that no such annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon. The provisions of this Section 8.3 is for the sole benefit of the Agent and is not intended to benefit any Borrower or Guarantor and does not give any Borrower or Guarantor the right to require Agent or any Lender to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met. No Lender may exercise any right or remedy hereunder except through the Agent.


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      8.4. COOPERATION BY EACH BORROWER AND GUARANTOR. To the extent that it lawfully may, each Borrower agrees and shall cause each Guarantor to agree that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of the provisions of this Agreement or of any Note or any other Loan Document.

      SECTION 9. THE AGENT

      9.1. APPOINTMENT. (a) Each Lender and each Issuing Bank hereby designates and appoints Fleet as the Agent of such Lender or such Issuing Bank under this Agreement, and each Lender and each Issuing Bank hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the Loan Documents and to exercise such powers as are set forth herein or therein together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this entire Section 9.

            (b) The provisions of this entire Section 9 (other than Sections 9.8 and 9.10(a)) are solely for the benefit of the Agent, the Lenders and Issuing Banks, and no Borrower or Guarantor shall have any right to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and the Issuing Banks and does not assume and shall not be deemed to have assumed any obligation or relationship of agency, trustee or fiduciary with or for any Borrower or Guarantor. The Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its agents or employees. Agent shall administer the Loans in the same manner as Agent administers loans for its own account.

      9.2. NATURE OF DUTIES. The Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement or in the Loan Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender or Holder. Nothing in this Agreement or any of the Loan Documents, expressed or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of each Borrower or Guarantor in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of each Borrower or Guarantor, and, except as specifically provided herein, Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter.

      9.3. RIGHT TO REQUEST INSTRUCTIONS. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of any of the Loan Documents the Agent is permitted or required to take or to grant, and the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be


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under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from those Lenders from whom the Agent is required to obtain such instructions for the pertinent matter in accordance with the Loan Documents. Without limiting the generality of the foregoing, no Lender or Holder shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under the Loan Documents in accordance with the instructions of the Requisite Lenders or, where required by the express terms of this Agreement, a greater proportion of the Lenders.

      9.4. RIGHTS, EXCULPATION, ETC. Neither Agent, any Affiliate of Agent, nor any of their respective officers, directors, employees, agents, attorneys or consultants, shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent shall be liable for its gross negligence or willful misconduct in the performance of its express obligations hereunder. In the absence of gross negligence, Agent shall not be liable for any apportionment or distribution of payments made by it in good faith pursuant to Section 2.11, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Person to whom payment was due, but not made, shall be to recover from the recipients of such payments any payment in excess of the amount to which they are determined to have been entitled. Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement, the Notes or any of the other Loan Documents, or any of the transactions contemplated hereby and thereby; or for the financial condition of any Borrower or Guarantor or any of its Subsidiaries or Affiliates. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or the financial condition of any Borrower or Guarantor or any of its Subsidiaries or Affiliates, or the existence or possible existence of any Default or Event of Default. Agent may at any time request instructions from Lenders with respect to any actions or approvals which, by the terms of this Agreement or of any of the Loan Documents, Agent is permitted or required to take or to grant without instructions from any Lenders, and if such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from taking any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Requisite Lenders or, where applicable, all Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement, the Notes or any of the other Loan Documents in accordance with the instructions of Requisite Lenders or, where applicable, all Lenders. Agent shall promptly notify each Lender at any time that the Requisite Lenders have instructed Agent to act or refrain from acting pursuant hereto.

      9.5. RELIANCE. The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and


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its duties hereunder or thereunder, upon advice of legal counsel (including counsel for any Borrower), independent public accountants and other experts selected by it.

      9.6. INDEMNIFICATION. To the extent that the Agent is not reimbursed and indemnified by any Borrower or Guarantor, the Lenders will reimburse, within fifteen (15) days after notice from Agent, and indemnify the Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Agent under the Loan Documents, in proportion to each Lender's Pro Rata Share. The obligations of the Lenders under this Section 9.6 shall survive the payment in full of the Loans, the Reimbursement Obligations and all other Obligations and the termination of this Agreement. In the event that after payment and distribution of any amount by Agent to Lenders, any Lender or third party, including Borrower or Guarantor, any creditor of Borrower or Guarantor or a trustee in bankruptcy, recovers from Agent any amount found to have been wrongfully paid to Agent or disbursed by Agent to Lenders, then Lenders, in proportion to their respective Pro Rata Shares, shall reimburse Agent for all such amounts.

      9.7. AGENT INDIVIDUALLY. With respect to its Pro Rata Share of the Revolving Credit Commitment hereunder, and the Loans made by it, Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "LENDERS" or "REQUISITE LENDERS" or any similar terms shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender or one of the Requisite Lenders. Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Borrower or Guarantor as if it were not acting as the Agent pursuant hereto.

      9.8. SUCCESSOR AGENTS. (a) RESIGNATION. The Agent may resign from the performance of its functions and duties as agent hereunder at any time by giving at least thirty (30) Business Days' prior written notice to the Borrowers' Representative and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to this Section 9.8.

            (b) APPOINTMENT BY REQUISITE LENDERS. Upon any such resignation becoming effective, (i) if a co-agent shall then be acting with respect to this Agreement, such co-agent shall become the Agent or (ii) if no co-agent shall then be acting with respect to this Agreement, the Requisite Lenders shall have the right to appoint a successor Agent selected from among the Lenders, provided that, so long as no Default or Event of Default shall have occurred and be continuing, the Requisite Lenders shall have received the prior written consent of Borrowers' Representative to such successor Agent, which consent shall not be unreasonably withheld or delayed.

            (c) APPOINTMENT BY RETIRING AGENT. If a successor Agent shall not have been appointed within the thirty (30) Business Day or shorter period provided in paragraph (a) of this Section 9.8, the retiring Agent shall then appoint a successor Agent which successor Agent,


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so long as no Default or Event of Default shall have occurred and be continuing, shall be reasonably acceptable to Borrowers' Representative who shall serve as Agent until such time, if any, as the Lenders appoint a successor Agent as provided above.

            (d) RIGHTS OF THE SUCCESSOR AND RETIRING AGENTS. Upon the acceptance of any appointment as Agent hereunder by a successor Agent (which shall have been approved by Borrowers' Representative as provided above), such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as Agent under this Agreement (but not as Lender). After any retiring Agent's resignation hereunder as Agent, the provisions of this entire Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

      9.9. RELATIONS AMONG THE LENDERS. Each Lender and each Issuing Bank agrees that it will not take any legal action, nor institute any actions or proceedings, against any Borrower or Guarantor or any other obligor hereunder, without the prior written consent of the Lenders. Without limiting the generality of the foregoing, no Lender may accelerate or otherwise enforce its portion of the Obligations, or unilaterally terminate its Revolving Credit Commitment except in accordance with Section 8.1.

      9.10 CONSENT AND APPROVALS; AGENCY PROVISIONS RELATING TO UNENCUMBERED ELIGIBLE PROPERTIES.

            (a) Each Lender authorizes and directs Agent to enter into the Loan Documents other than this Agreement for the benefit of Lenders. Each Lender agrees that any action taken by Agent at the direction or with the consent of Requisite Lenders, in accordance with the provisions of this Agreement or any Loan Document, and the exercise by Agent at the direction or with the consent of Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders, except for actions specifically requiring Unanimous Lender Approval. All communications from Agent to Lenders requesting Lenders determination, consent, approval or disapproval (i) shall be given in the form of a written notice to each Lender, (ii) shall be accompanied by a description of the matter or thing as to which such determination, approval, consent or disapproval is requested, or shall advise each Lender where such matter or thing may be inspected, or shall otherwise describe the matter or issue to be resolved, and (iii) shall include, if reasonably requested by a Lender and to the extent not previously provided to such Lender, any written materials provided to Agent by Borrowers' Representative in respect of the matter or issue to be resolved. Each Lender shall reply promptly, but in any event (x) within fifteen (15) Business Days for those matters requiring Unanimous Lender Approval, (y) within five (5) Business Days with respect to the acceptance of additional Unencumbered Eligible Properties and (z) except as provided in clauses (x) and (y), within ten (10) Business Days for those matters requiring the consent by Requisite Lenders in each instance, after receipt of the request therefor by Agent (in either event, the "LENDER REPLY PERIOD"). Unless a Lender shall give written notice to Agent that it objects to the recommendation or determination of Agent (together with a written explanation of the reasons behind such objection) within the Lender Reply Period, such


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Lender shall be deemed to have approved of or consented to such recommendation or determination. With respect to decisions requiring the approval of Requisite Lenders or Unanimous Lender Approval, Agent shall submit its recommendation or determination for approval of or consent to such recommendation or determination to all Lenders and upon receiving the required approval or consent shall follow the course of action or determination recommended to Lenders by Agent or such other course of action recommended by Requisite Lenders and each non-responding Lender shall be deemed to have concurred with such recommended course of action.

            (b) Agent may make, and shall be reimbursed for, Protective Advance(s) during any one calendar year with respect to each Unencumbered Eligible Property up to the sum of (i) amounts expended to pay real estate taxes, assessments and governmental charges or levies imposed upon such Unencumbered Eligible Property upon the occurrence of an Event of Default with respect thereto by Borrowers which is not cured within five (5) days after notice from Agent, (ii) amounts expended to pay insurance premiums for policies of insurance related to such Unencumbered Eligible Property, and (iii) Fifty Thousand Dollars ($50,000) to the extent the Loan Documents now or hereafter give the Agency the authority to do so. Protective Advances in excess of said sum during any calendar year for any Unencumbered Eligible Property shall require the consent of Requisite Lenders. In addition, Agent is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, to waive the imposition of the late fees provided for in Section 2.7(c) up to a one (1) time during the term of this Agreement, including any extensions and thereafter at the discretion of the Agent.

      9.11. NOTICE OF EVENTS OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default (other than nonpayment of principal of or interest on the Loans) unless Agent has received notice in writing from a Lender or a Borrower referring to this Agreement or the other Loan Documents, describing such event or condition and expressly stating that such notice is a notice of a Default or Event of Default. Should Agent receive such notice of the occurrence of a Default or Event of Default, or should Agent send any Borrower or Guarantor a notice of Default or Event of Default, Agent shall promptly give notice thereof to each Lender. Each Lender shall be obligated to notify Agent of any Default or Event of Default of which it has actual knowledge.

      9.12. RATABLE SHARING. The Lenders agree among themselves that (i) with respect to all amounts received by them which are applicable to the payment of the Obligations (excluding the fees described in Sections 3.1(g), 2.13, 2.16 and 2.17) equitable adjustment will be made so that, in effect, all such amounts will be shared among them ratably in accordance with their Pro Rata Shares, whether received by voluntary payment, by the exercise of the right of setoff or banker's lien, by counterclaim or crossaction or by the enforcement of any or all of the Obligations (excluding the fees described in Sections 3.1(g), 2.13, 2.16 and 2.17), (ii) if any of them shall by voluntary payment or by the exercise of any right of counterclaim, setoff, banker's lien or otherwise, receive payment of a proportion of the aggregate amount of the Obligations held by it, which is greater than the amount which such Lender is entitled to receive hereunder, the Lender receiving such excess payment shall purchase, without recourse or warranty, an undivided interest and participation (which it shall be deemed to have done simultaneously upon


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the receipt of such payment) in such Obligations owed to the others that all such recoveries with respect to such Obligations shall be applied ratably in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such party to the extent necessary to adjust for such recovery, but without interest except to the extent the purchasing party is required to pay interest in connection with such recovery. Each Borrower and Guarantor agrees that, except as otherwise expressly provided herein, any Lender so purchasing a participation from another Lender pursuant to this Section 9.12 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

      9.13. DEFAULTING LENDERS. If for any reason any Lender (a "DEFAULTING LENDER") shall fail or refuse to perform its obligations under this Agreement or any other Loan Document to which it is a party within the time period specified for performance of such obligation or, if no time period is specified, if such failure or refusal continues for a period of ten (10) Business Days after notice from Agent, then, in addition to the rights and remedies that may be available to Agent or any Borrower under this Agreement or applicable law, notwithstanding anything to the contrary contained herein, such Defaulting Lender's right to participate in the administration of the Loans, this Agreement and the other Loan Documents, including without limitation, any right to vote in respect of, to consent to or to direct any action or inaction of Agent or to be taken into account in the calculation of Requisite Lenders, shall be suspended during the pendency of such failure or refusal. If for any reason a Lender fails to make timely payment to Agent of any amount required to be paid to Agent hereunder (without giving effect to any notice or cure periods), in addition to other rights and remedies which Agent or any Borrower may have under the immediately preceding provisions or otherwise, Agent shall be entitled (i) to collect interest from such Defaulting Lender on such delinquent payment for the period from the date on which the payment was due until the date on which the payment is made at the Federal Funds Effective Rate, (ii) to withhold or setoff and to apply in satisfaction of the defaulted payment and any related interest, any amounts otherwise payable to such Lender under this Agreement or any other Loan Document, (iii) to bring an action or suit against such Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest or (iv) cause the Defaulting Lender to assign its Pro Rata Share of the Loans to an Eligible Assignee designated by Agent upon the terms set forth in Section 9.14(b). Any amounts received by Agent in respect of a Defaulting Lender's Pro Rata Share of the Loans shall not be paid to such Defaulting Lender and shall be held by Agent and either applied against the purchase price of such Pro Rata Share of the Loans under Section 9.14 or Section 2.11(b)(v) or paid to such Defaulting Lender upon the Defaulting Lender's curing of its default.

      9.14. PURCHASING OF DEFAULTING LENDER'S PRO RATA SHARE.

            (a) Any Lender who is not a Defaulting Lender shall have the right, but not the obligation, in its sole discretion, to acquire all of a Defaulting Lender's Pro Rata Share of the Loans. If more than one Lender exercises such right, each such Lender shall have the right to acquire such proportion of such Defaulting Lender's Pro Rata Share of the Loans as they may


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mutually agree. Upon any such purchase of the Pro Rata Share of the Loans of a
Defaulting Lender, the Defaulting Lender's interest in the Loans and its rights hereunder (but not its liability in respect thereof or under the Loan Documents or this Agreement to the extent the same relate to the period prior to the effective date of the purchase) shall terminate on the date of purchase, and the Defaulting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest to the purchaser thereof, including an appropriate Assignment and Acceptance Agreement and, notwithstanding Section 10.1(d), shall pay to Agent an assignment fee in the amount of $6,000. Notwithstanding the foregoing, if no Lender exercises the right to acquire the Defaulting Lender's Pro Rata Share of the Loans within thirty (30) days after the expiration of the cure period set forth in Section 9.13, Borrowers' Representative shall have the right to require the Agent to cause the Defaulting Lender to assign its Pro Rata Share of the Loans to an Eligible Assignee designated by the Borrowers' Representative who has agreed to accept such an assignment in accordance with the terms of Section 9.14(b), provided however, that Borrowers' Representative shall be entitled to exercise this right only if the Agent has not located an Eligible Assignee of its own and there is no dispute with the Defaulting Lender concerning such Default.

            (b) The purchase price for the Pro Rata Share of the Loans of a Defaulting Lender shall be equal to the amount of the principal balance of the Loans outstanding and owed by Borrowers to the Defaulting Lender. Prior to payment of such purchase price to Defaulting Lender, Agent shall apply against such purchase price any amounts payable in respect of such Pro Rata Share of the Loans as contemplated by the last sentence of Section 9.13. The Defaulting Lender shall be entitled to receive amounts owed to it by any Borrower under the Loans Documents which accrued prior to the date of the default by the Defaulting Lender, to the extent the same are received by Agent from or on behalf of Borrower. There shall be no recourse against any Lender or Agent for the payment of such sums except to the extent of the receipt of payments from any other party or in respect of the Loans.

      SECTION 10. GENERAL

      10.1. ASSIGNMENTS AND PARTICIPATIONS. (a) ASSIGNMENTS. No assignments or participation's of any Lender's rights or obligations under this Agreement shall be made except in accordance with this Section 10.1. Each Lender may assign to one or more Eligible Assignees who, so long as no Default or Event of Default exists and is continuing, is approved by Borrowers' Representative (which approval shall not be unreasonably withheld, conditioned or delayed) all or a portion of its rights and obligations under this Agreement (including all of its rights and obligations with respect to the Loans and the Letters of Credit) in accordance with the provisions of this Section 10.1.

            (b) LIMITATIONS ON ASSIGNMENTS. Each assignment shall be subject to the following conditions: (i) each assignment shall be of a constant, and not a varying, ratable percentage of all of the assigning Lender's right and obligations under this Agreement and, in the case of a partial assignment, shall be in a minimum principal amount of $15,000,000, (ii) each such assignment shall be to an Eligible Assignee who, so long as no Default or Event of Default exists and is continuing, is approved by Borrowers' Representative (which approval shall not be


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unreasonably withheld, conditioned or delayed), and (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance. Upon such execution, delivery, acceptance and recording in the Register, from and after the effective date specified in each Assignment and Acceptance and agreed to by the Agent, (A) the assignee thereunder shall, in addition to any rights and obligations hereunder held by it immediately prior to such effective date, if any, have the right to and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and shall, to the fullest extent permitted by law, have the same rights and benefits hereunder as if it were an original Lender hereunder, (B) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it and assumed by the Eligible Assignee pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of such assigning Lender's rights and obligations under this Agreement, the assigning Lender shall cease to be a party hereto) and (C) each Borrower shall execute and deliver to the assignee thereunder a Note evidencing its obligations to such assignee with respect to the Loans and, if applicable, a new Note to the Assignor evidencing its remaining obligations to the Assignor. Notwithstanding the foregoing, the Agent hereunder shall be required to maintain a minimum Revolving Credit Commitment, Loans or a combination thereof of $25,000,000.

            (c) THE REGISTER. The Agent shall maintain at its address referred to in Section 10.10 a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders, the Revolving Credit Commitment of, and the principal amount of the Loans under the Revolving Credit Commitment owing to, each Lender from time to time and whether such Lender is an original Lender or the assignee of another Lender pursuant to an Assignment and Acceptance. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and each Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrowers' Representative or any Lender at any reasonable time and from time to time upon reasonable prior notice.

            (d) FEE. Upon its receipt of an Assignment and Acceptance executed by the assigning Lender and an Eligible Assignee and a processing and recordation fee of $2,500 (payable by the assigning Lender or the assignee, as shall be agreed between them), the Agent shall, if such Assignment and Acceptance has been completed and is in compliance with this Agreement and in substantially the form of Exhibit R hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Borrowers' Representatives and the other Lenders.

            (e) PARTICIPATIONS. Each Lender may sell participation's to one or more other financial institutions in or to all or a portion of its rights and obligations under and in respect of any and all facilities under this Agreement (including, without limitation, all or a portion of any or all of its Revolving Credit Commitment hereunder and the Loans owing to it and its undivided interest in the Letters of Credit); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Revolving Credit Commitment hereunder) shall


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remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) each Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (iv) such participant's rights to agree or to restrict such Lender's ability to agree to the modification, waiver or release of any of the terms of the Loan Documents, to consent to any action or failure to act by any party to any of the Loan Documents or any of their respective Affiliates or to exercise or refrain from exercising any powers or rights which any Lender may have under or in respect of the Loan Documents, shall be limited to the right to consent to (A) increase in the Revolving Credit Commitment of the Lender from whom such participant purchased a participation, (B) reduction of the principal of, or rate or amount of interest on the Loans subject to such participation (other than by the payment or prepayment thereof), and (C) postponement of the Revolving Credit Termination Date (other than pursuant to Section 2.1(c) hereof).

            (f) INFORMATION REGARDING ANY BORROWER OR Guarantor. Any Lender may, in connection with any assignment or participation pursuant to this Section 10.1, disclose to the assignee or participant or proposed assignee or participant, any information relating to any Borrower or Guarantor furnished to such Lender by the Agent or by or on behalf of such Borrower or Guarantor ; provided that, prior to any such disclosure, such assignee or participant, or proposed assignee or participant, shall agree to preserve in accordance with
Section 10.15 the confidentiality of any confidential information described therein.

            (g) PAYMENT TO PARTICIPANTS. Anything in this Agreement to the contrary notwithstanding, in the case of any participation, all amounts payable by any Borrower under the Loan Documents shall be calculated and made in the manner and to the parties required hereby as if no such participation had been sold.

            (h) LENDERS' CREATION OF SECURITY INTERESTS. Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, Obligations owing to it and any Note held by it) in favor of any Federal Reserve bank in accordance with Regulation A of the Federal Reserve Board.

            (i) ASSIGNMENTS BY FLEET. If Fleet ceases to be a Lender under this Agreement by virtue of any assignment made pursuant to this Section 10.1, then, as of the effective date of such cessation, Fleet's obligations to issue Letters of Credit pursuant to Section 3.01 shall terminate and Fleet shall be an Issuing Bank hereunder only with respect to outstanding Letters of Credit issued prior to such date.

            (j) FOREIGN BANKS. Any assignee or participant that is not created or organized under the laws of the United States or a political subdivision thereof shall be domiciled and organized in an OECD country and deliver to the Borrowers' Representative a true and accurate certificate executed by a duly authorized officer to the effect that such party is subject to tax review and eligible to receive payments hereunder and under any Note without deduction or withholding of United States federal income tax (i) under the provisions of an applicable tax treaty concluded by


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the United States (in which case the certificate shall be accompanied by two duly completed copies of IRS Form 1001 (or any successor or substitute form or forms)) or (ii) under Sections 1442(c)(1) and 1442 (a) of the Internal Revenue Code (in which case the certificate shall be accompanied by two duly completed copies of IRS Form 4224 (or any successor or substitute form or forms).

            (k) BORROWERS' AND GUARANTORS' RIGHTS AND OBLIGATIONS UNAFFECTED. Notwithstanding anything to the contrary contained herein, no assignment or participation by any Lender shall result in any material change in any of the Loan Documents, any additional or increased cost or obligation to Borrowers or Guarantors or reduce the rights or benefits of the Borrowers or Guarantors hereunder without the prior written consent of the Borrowers' Representative.

      10.2. AMENDMENTS AND WAIVERS. (a) GENERAL PROVISIONS. Unless otherwise provided for or required in this Agreement, no amendment or modification of any provision of this Agreement or any of the other Loan Documents shall be effective without the written agreement of the Requisite Lenders (which the Requisite Lenders shall have the right to grant or withhold in their sole discretion) and the Borrowers' Representative; provided, however, that no Borrower's approval shall be required for any amendment or modification of Sections 9.1 through 9.14. No termination or waiver of any provision of this Agreement or any of the other Loan Documents, or consent to any departure by any Borrower or Guarantor therefrom, shall be effective without the written concurrence of the Requisite Lenders, which the Requisite Lenders shall have the right to grant or withhold in their sole discretion. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Borrower or Guarantor in any specific instance shall entitle such Borrower or Guarantor to any other or further notice or demand in similar or other circumstances.

            (b) AMENDMENTS, CONSENTS AND WAIVERS BY ALL Lenders. Any amendment, modification, termination, waiver or consent with respect to any of the following provisions of this Agreement shall be effective only by a written agreement, signed by each Lender as described below (except as otherwise indicated):

                  (i) increase in the amount of such Lender's Revolving Credit Commitment,

                  (ii) reduction of the rate or amount of interest on the Loans, the Reimbursement Obligations, or any fees or other amounts payable to such Lender (other than by the payment or prepayment thereof),

                  (iii) reduction of the principal amount of any Loans (other than by the payment or prepayment thereof),

                  (iv) postponement of any date (including the Revolving Credit Termination Date except as permitted by Section 2.1(c)) fixed for any payment of principal of, or interest on, the Loans, the Reimbursement Obligations or any fees or other amounts payable to


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
such Lender (except with respect to any modifications of the application provisions relating to prepayments of Loans and other Obligations which are governed by Section 2.11(b),

                  (v) change in the definition of Requisite Lenders or in the aggregate Pro Rata Share of the Lenders which shall be required for the Lenders or any of them to take action hereunder or under the other Loan Documents,

                  (vi)  amendment of Section 9.12 or this Section 10.2,

                  (vii) assignment of any right or interest in or under this Agreement or any of the other Loan Documents by any Borrower or Guarantor,

                  (viii) waiver of any Event of Default described in Sections 8.1(a) or (g);

                  (ix) the release of any Borrower or Guarantor except as provided in this Agreement;

                  (x) change in the definition of Maximum Availability or any of the defined terms used in such definition.

            (c) AGENT AUTHORITY. The Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Notwithstanding anything to the contrary contained in this Section 10.2, no amendment, modification, waiver or consent shall affect the rights or duties of the Agent under this Agreement and the other Loan Documents, unless made in writing and signed by the Agent in addition to the Lenders required above to take such action. Notwithstanding anything herein to the contrary, in the event that any Borrower shall have requested, in writing, that any Lender agree to an amendment, modification, waiver or consent with respect to any particular provision or provisions of this Agreement or the other Loan Documents, and such Lender shall have failed to state, in writing, that it either agrees or disagrees (in full or in part) with all such requests (in the case of its statement of agreement, subject to satisfactory documentation and such other conditions it may specify) within ten
(10) days (or such longer period as may be expressly provided herein) after such request, then such Lender hereby irrevocably authorizes the Agent to agree or disagree, in full or in part, and in the Agent's sole discretion, to such requests on behalf of such Lender as such Lenders' attorney-in-fact and to execute and deliver any writing approved by the Agent which evidences such agreement as such Lender's duly authorized agent for such purposes.

      10.3 MARSHALING; PAYMENTS SET ASIDE. None of the Agent, any Lender or any Issuing Bank shall be under any obligation to marshall any assets in favor of any Borrower or Guarantor or any other party or against or in payment of any or all of the Obligations. To the extent that such Borrower or Guarantor makes a payment or payments to the Agent, the Lenders or the Issuing Banks or any such Person exercise its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally


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intended to be satisfied, and all Liens, right and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      10.4 LIMITATION OF LIABILITY. No claim may be made by any Lender, any Issuing Bank, the Agent or any other Person (other than the Borrowers) against the Agent, any other Issuing Bank or any other Lender or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any special, exemplary, consequential or punitive damages other than, or in addition to, actual damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Lender, each Issuing Bank and the Agent hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. Each Borrower and each Borrower on behalf of each of the Guarantors (a) certifies that no representative, agent or attorney of any Lender or the Agent has represented, expressly or otherwise, that such Lender or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledge that the Agent and the Lenders have been induced to enter into this Agreement and the other Loan Documents to which they are parties by, among other things, the waivers and certifications contained herein.

      10.5 COUNTERPARTS; EFFECTIVENESS; INCONSISTENCIES. This Agreement and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective against each Borrower, each Lender, each Issuing Bank and the Agent on the Closing Date. This Agreement and each of the other Loan Documents shall be construed to the extent reasonable to be consistent one with the other, but to the extent that the terms and conditions of this Agreement are actually inconsistent with the terms and conditions of any other Loan Document, this Agreement shall govern. In the event the Lenders enter into any co-lender agreement with the Agent pertaining to the Lenders' respective rights with respect to voting on any matter referenced in this Agreement or the other Loan Documents on which the Lenders have a right to vote under the terms of this Agreement or the other Loan Documents, such co-lender agreement shall be construed to the extent reasonable to be consistent with this Agreement and the other Loan Documents, but to the extent that the terms and conditions of such co-lender agreement are actually inconsistent with the terms and conditions of this Agreement and/or the other Loan Documents, as among the Lenders and Agent, such co-lender agreement shall govern. Notwithstanding the foregoing, any rights reserved to the Agent under this Agreement and the other Loan Documents shall not be varied or in any way affected by such co-lender agreement and the rights and obligation of each Borrower or Guarantor hereunder and under the Loan Documents will not be modified or affected by such co-lender agreement.

      10.6 DISCLAIMER BY LENDER. The Agent, the Issuing Banks and the Lenders shall not be liable to any contractor, subcontractor, supplier, laborer, architect, engineer, tenant or other party for services performed or materials supplied in connection with any work performed on any of the Properties. The Agent, the Issuing Banks and the Lenders shall not be liable for any debts


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or claims accruing in favor of any such parties against any Borrower or
Guarantor or others or against any of the Properties. No Borrower is nor shall be an agent of either the Agent, the Issuing Banks or the Lenders for any purposes and neither the Lender, the Issuing Banks nor the Agent shall be deemed partners or joint venturers with any Borrower or Guarantor or any of its Affiliates or Subsidiaries. Neither the Agent, the Issuing Banks nor the Lenders shall be deemed to be in privity of contract with any contractor or provider of services to any of the Properties, nor shall any payment of funds directly to a contractor or subcontractor or provider of services be deemed to create any third party beneficiary status or recognition of same by either the Agent, the Issuing Banks or the Lenders and each of the Borrowers agree to hold the Agent, the Issuing Banks and the Lenders harmless from any of the damages and expenses resulting from such a construction of the relationship of the parties or any assertion thereof.

      10.7 CHOICE OF LAW THIS AGREEMENT, THE NOTES AND EACH LOAN DOCUMENT SHALL BE CONTRACTS UNDER AND SHALL BY GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

      10.8 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; ETC. NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT, ANY NOTE OR ANY OTHER LOAN DOCUMENT, EACH BORROWER ON BEHALF OF ITSELF AND EACH GUARANTOR HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN IN ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS; (b) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR OTHER LEGAL PROCEEDING MAY BE HEARD AND DETERMINED IN, AND ENFORCED IN AND BY, ANY SUCH COURT; (c) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO VENUE IN ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM; (d) AGREES TO SERVICE OF PROCESS IN ANY SUCH PROCEEDING BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWERS' REPRESENTATIVE AT ITS ADDRESS SET FORTH HEREIN OR TO SUCH OTHER ADDRESS OF WHICH AGENT SHALL HAVE BEEN NOTIFIED IN WRITING (SUCH SERVICE TO BE EFFECTIVE ON THE EARLIER OF RECEIPT THEREOF OR, IN THE CASE OF SERVICE BY MAIL, THE 5TH DAY AFTER DEPOSIT OF SUCH SERVICE IN THE MAILS AS AFORESAID), (e) AGREES THAT THE FAILURE OF BORROWERS' REPRESENTATIVE TO GIVE ANY NOTICE OF ANY SUCH SERVICE OF PROCESS TO IT SHALL NOT IMPAIR OR EFFECT THE VALIDITY OF SUCH SERVICE OR ANY JUDGMENT BASED THEREON; (f) TO THE EXTENT THAT SUCH PARTY HAS ACQUIRED, OR HEREAFTER MAY ACQUIRE, ANY IMMUNITY FROM JURISDICTION OF ANY SUCH COURT OR FROM LEGAL PROCESS THEREIN, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH IMMUNITY; (g) KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT


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PERMITTED BY APPLICABLE LAW, IN CONNECTION WITH, OR WITH RESPECT TO, ANY SUIT,
ACTION OR OTHER LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, (i) ANY CLAIM THAT IT IS IMMUNE FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO IT OR ANY OF ITS PROPERTY, (ii) ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, AND (iii) ANY RIGHT TO A JURY TRIAL; AND (h) AGREES THAT AGENT SHALL HAVE THE RIGHT TO BRING ANY LEGAL PROCEEDINGS (INCLUDING A PROCEEDING FOR ENFORCEMENT OF A JUDGMENT ENTERED BY ANY OF THE AFOREMENTIONED COURTS) AGAINST ANY BORROWER IN ANY OTHER COURT OR JURISDICTION IN ACCORDANCE WITH APPLICABLE LAW. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF AGENT TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY OTHER JURISDICTION OR THE RIGHT, IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING WHATSOEVER, TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH BORROWER AND GUARANTOR HEREBY IRREVOCABLY DESIGNATES BORROWERS' REPRESENTATIVE AS ITS PROCESS AGENT TO RECEIVE SERVICE OF ANY AND ALL PROCESS AND DOCUMENTS ON ITS BEHALF IN ANY LEGAL PROCEEDING IN THE STATE OF NEW YORK AND BORROWERS' REPRESENTATIVE, BY ITS ACKNOWLEDGMENT BELOW, IRREVOCABLY AGREES TO SO ACT AS AGENT FOR SERVICE OF PROCESS. IF SUCH AGENT SHALL FOR ANY REASON FAIL TO ACT, OR BE PREVENTED FROM ACTING, AS SUCH AGENT, NOTICE THEREOF SHALL IMMEDIATELY BE GIVEN TO SUCH AGENT BY REGISTERED OR CERTIFIED MAIL AND EACH BORROWER AND GUARANTOR AGREES PROMPTLY TO DESIGNATE ANOTHER AGENT FOR SERVICE OF PROCESS IN NEW YORK CITY, NEW YORK, SATISFACTORY TO AGENT UNDER THIS AGREEMENT, TO SERVE IN PLACE OF BORROWERS' REPRESENTATIVE AND DELIVER TO AGENT WRITTEN EVIDENCE OF SUCH SUBSTITUTE AGENT'S ACCEPTANCE OF SUCH DESIGNATION. BORROWERS' REPRESENTATIVE SHALL NEVERTHELESS CONTINUE TO SERVE AS AGENT FOR SERVICE OF PROCESS UNTIL ITS SUCCESSOR IS DULY APPOINTED.

      10.9 NOTICES; CERTAIN PAYMENTS. (a) All notices, consents and other communications to Borrowers, Agent or any Lender relating hereto to be effective shall be in writing and shall be deemed made (i) if by certified mail, return receipt requested, four (4) Business Days after deposit in the United States mail, or if by facsimile, when received (in each case unless otherwise specified in this Agreement), (ii) if delivered by hand or overnight courier, when receipted for, in each case addressed to them as follows or at such other address as either of them may designate by written notice to the other in the manner set forth in this Section 10.10; (x) any Borrower or Guarantor or the Borrowers' Representative: c/o Lexington Corporate Properties Trust, 355 Lexington Avenue, New York, New York 10017 Attention : T. Wilson Eglin with a copy to John P. Howitt, Esq.,


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Paul, Hastings, Janofsky & Walker LLP, Thirty-First Floor, 399 Park Avenue, New
York, NY 10022; or to (y) Agent: Fleet National Bank, Suite 800, 111 Westminster Street, Providence, Rhode Island 02903 Attention: Mark E. Dalton, Senior Vice President with a copy to Lorne W. McDougall, Esq., Edwards & Angell, LLP, 101 Federal Street, Boston, MA 02110; or to (z) any Lender: at the address set forth below each Lender's name on the signature pages hereof or the signature page of any applicable Assignment and Acceptance.

            (b) All payments on account of the Loans and the Note pursuant hereto or pursuant to the other Loan Documents shall be made for the account of Lender at: By mail: Fleet National Bank, One Federal Street, 7th Floor, Boston, Massachusetts 02211, Mail Code MAOFD07C, Attn: John Mann. By wire: Fleet National Bank, ABA #011500010, Credit Account #151035303101, Re: Lexington Attn:
John Mann (617) 346-0429.

            (c) Notices to the Agent pursuant to Section 2 or 9 shall not be effective until received by the Agent.

Any Lender may by written notice to Agent and Borrowers' Representative specify or change its account and address for payment instructions hereunder.

      10.10 NO WAIVERS; CUMULATIVE REMEDIES; ENTIRE AGREEMENT; HEADINGS. No action, failure, delay or omission by, Agent or any Lender in exercising any rights and remedies under this Agreement, any Note or any other Loan Document, or otherwise, shall constitute a waiver of, or impair, any of the rights or privileges of Agent or any Lender hereunder or thereunder. No single or partial exercise of any such right or remedy shall preclude any other or further exercise thereof or the exercises of any other right or remedy. Such rights and remedies are cumulative and not exclusive of any rights and remedies provided by law or otherwise available, including, but not limited to, rights to specific performance (to the extent permitted by law) or any covenant or agreement contained in this Agreement or any of the Loan Documents. No waiver of any such right or remedy shall be effective unless given in writing or as otherwise provided in Section 10.2. No waiver of any such right or remedy shall be deemed a waiver of any other right or remedy hereunder or thereunder. Except as otherwise specifically provided in this Agreement, every right and remedy given by this Agreement or by applicable law to Agent or any Lender may be exercised from time to time and as often as may be deemed expedient by Agent or any Lender. This Agreement, each Note and the other Loan Documents constitute the entire agreement of the parties relating to the subject matter hereof and thereof and there are no verbal agreements relating hereto or thereto. Section headings herein shall have no legal effect. This Agreement, each Note and the other Loan Documents (including all covenants, representations, warranties, privileges, rights, and remedies made or granted herein or therein) shall inure to the benefit of, and be enforceable by Agent or any Lender and its respective successors and assigns, except as otherwise expressly provided in this Agreement. Borrowers may not directly or indirectly assign or transfer (whether by agreement, by operation of law or otherwise) any of their rights or obligations and liabilities hereunder without the prior written consent of Agent or any Lender affected thereby. Subject to the provisions of Section 10.1, each Lender may make, carry or transfer the Loans at, to or for the account of, any of its branch offices or the office of one or more of its Affiliates.


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      10.11 SURVIVAL. The obligations of each Borrower under Sections 2.13,
2.16, 2.17, 2.18, 6.11, 10.12 and 10.14 (and all other indemnification and expense reimbursement obligations of Borrower under this Agreement) shall survive the repayment of the Loans and the cancellation of the Notes and the termination of the other obligations of such Borrower hereunder and under the other Loan Documents for a period of three (3) years after the date of such payment, except in the case of Section 6.11 and any other indemnification obligations which shall survive for a period of five (5) years; provided, however, that the Borrowers shall not be liable for any liability, claim, loss, cost or expense arising from any act or omission of any Lender or other indemnified party after the transfer of any Property by foreclosure, deed-in-lieu thereof or otherwise which doesn't arise from or deal with pre-existing conditions. The receipt by Borrowers' Representative, prior to the expiration of the above three (3) and five (5) year limitation periods, of a notice of any liability, claim, loss, cost or expense arising from the obligations of Borrowers referenced above shall toll the running of the above limitation periods with regard to such liability, claim, loss, cost or expense.

      10.12 PAYMENT OF EXPENSES AND TAXES. Each Borrower agrees (a) to pay or reimburse Agent within fifteen (15) Business Days after demand for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Notes and any other Loan Documents or other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to Agent, (b) to pay or reimburse Agent, within fifteen (15) Business Days after demand for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Note and any Loan Documents, or the satisfaction or review of conditions precedent to any borrowing other than that occurring on the Closing Date, including, without limitation, reasonable fees and disbursements of counsel to Agent and (c) to pay, indemnify, and to hold Agent and each Lender, and their respective officers, directors, employees and agents (the "Indemnified Parties") harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes, the Loan Documents and any such other documents, and (d) to pay, indemnify, and hold Agent, and its officers, directors, employees and agents harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable costs, reasonable expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement or the other Loan Documents except to the extent resulting from the gross negligence or willful misconduct of any of the Indemnified Parties (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES").

      10.13 FURTHER ASSURANCES. Each Borrower and Guarantor will, on request of Agent, (a) promptly correct any defect, error or omission in any Loan Document;
(b) execute, acknowledge, deliver, procure, record or file such further instruments and do such further acts deemed reasonably necessary, desirable or proper by Agent to carry out the purposes of the Loan Documents and to


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identify and subject to the liens and security interests of the Loan Documents any property intended to be covered thereby, including any renewals, additions, substitutions, replacements, or appurtenances to any such Property; and (c) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts deemed reasonably necessary, desirable or proper by Agent to comply with the requirements of any agency having jurisdiction over Agent.

      10.14 NO BROKERS. Each Borrower hereby agrees to indemnify Agent and each Lender from any liability, claim or loss arising by reason of claims for any brokerage commission made by any Person claiming to have dealt with and Borrower or any Affiliate of such Borrower in connection with the Loans. Agent and each Lender agree to indemnify each Borrower from any liability, claim or loss arising by reason of claims for any brokerage commission made by any Person claiming to have dealt with Agent or any Lender in connection with the Loans. The provisions of this Section shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability (including attorneys' fees), claim or loss exists.

      10.15 CONFIDENTIALITY. Subject to Section 10.11, Agent and each Lender shall hold all confidential information obtained pursuant to the requirements of this Agreement in accordance with such party's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure reasonably required by a bona fide offeree, transferee or participant in connection with the contemplated transfer or participation or as required or requested by any Governmental Authority or representative thereof or pursuant to legal process and shall require any such offeree, transferee or participant to agree (and require any of its offerees, transferees or participants to agree) to comply with this Section
10.15. In no event shall Agent or any Lender be obligated or required to return any materials furnished by any Borrower.

      10.16 SET-OFFS. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any rights, upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Borrower or to any other Person except as may be required by law or otherwise expressly required hereby, any such other notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final), other than deposits held for the benefit of third parties, and any other indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit of the account of any Borrower against and on account of the Obligations of such Borrower then due and payable to such Lender under this Agreement or under any of the other Loan Documents, including, without limitation, all interests in Obligations purchased by such Lender. Each Lender agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Lender, the Lender receiving such proportionally greater payment shall purchase such participations in the Notes held by the other Lender, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Lenders shall be shared by the Lenders pro rata; provided that noting in this Section shall impair the right of any Lender to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of such Borrower other than its indebtedness under the Notes. Each Borrower agrees, to the fullest extent that it may effectively do so under applicable law, that any holder of a participation in a Note acquired pursuant to the foregoing arrangements, may exercise rights of set-off counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of such Borrower in the amount of such participation.

      10.17 SYNDICATION The Borrowers acknowledge that the Agent intends, and shall have the right subject to Section 10.1, by itself or through its Affiliates, to syndicate or enter into co-lending arrangements with respect to the Loans and the Maximum Revolving Credit Commitment pursuant to this Section 10.17, and the Borrowers agree subject to Section 10.1 to cooperate in all reasonable respects with the Agent's and its Affiliate's syndication and/or co-lending efforts, such cooperation to include, without limitation, the provision of information reasonably requested by potential syndicate members.

      SECTION 11. THE BORROWERS' REPRESENTATIVE

      11.1. APPOINTMENT OF BORROWERS' REPRESENTATIVE.

            (a) Each Borrower hereby irrevocably designates and appoints Lexington (sometimes referred to in this Agreement as Borrowers' Representative), as its agent under this Agreement and the Loan Documents and the other documents or instruments delivered pursuant to or in connection herewith or therewith and each Borrower hereby authorizes Lexington, for such Borrower, to take such action on behalf of such Borrower under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to Lexington or Borrowers' Representative by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto.

            (b) Agent or any Lender shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the Borrowers' Representative in connection with this Agreement or any of the Loan Documents and upon advice and statements of legal counsel (including, without limitation, counsel to Borrowers), independent accountants and other experts selected by Borrowers' Representative in connection with the Loan Documents.

             - the next page is the signature page -

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

LEXINGTON CORPORATE PROPERTIES TRUST

By: /s/ T. Wilson Eglin
   ---------------------
   T. Wilson Eglin
   Its: President

LEPERCQ CORPORATE INCOME FUND L.P.

BY:   LEX GP-1, Inc. its general partner

      By: /s/ T. Wilson Eglin
         ---------------------
         T. Wilson Eglin
         Its: Vice President

LEPERCQ CORPORATE INCOME FUND II L.P.

BY:   LEX GP-1, Inc., its general

      By: /s/ T. Wilson Eglin
         ---------------------
         T. Wilson Eglin
         Its: Vice President

UNION HILLS ASSOCIATES

BY:   Lepercq Corporate Income
      Fund, L.P., its general partner

      By:   Lex GP-1, Inc. its general partner

            By: /s/ T. Wilson Eglin
               ---------------------
               T. Wilson Eglin
               Its: Vice President

LEX GP-1, INC.

By: /s/ T. Wilson Eglin
    ---------------------
   T. Wilson Eglin
   Its: Vice President

 LEX LP-1, INC.

By: /s/ T. Wilson Eglin
   ---------------------
   T. Wilson Eglin
   Its: Vice President


PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP

BY:   Lepercq Corporate Income Fund II, L.P.,
      Its general partner

      By:   LEX GP-1, Inc., its general partner

            By: /s/ T. Wilson Eglin
               ---------------------
               T. Wilson Eglin
               Its: Vice President

SAVANNAH WATERFRONT HOTEL, LLC.

BY:   Lepercq Corporate Income Fund, L.P.,
      Its general partner

      By:   LEX GP-1, Inc.

            By: /s/ T. Wilson Eglin
               ---------------------
               T. Wilson Eglin
               Its: Vice President

LEX GP-1, INC.

By: /s/ T. Wilson Eglin
   ---------------------
   T. Wilson Eglin
   Its: President

LENDERS:                                ADDRESS:                REVOLVING CREDIT
                                                                   COMMITMENT
FLEET NATIONAL BANK                     111 Westminster           $25,000,000
                                        Street
                                        Providence, RI 02903
By: /s/ Mark E. Dalton
   -------------------
   Mark E. Dalton
   Senior Vice President

KEYBANK NATIONAL ASSOCIATION            711 Westchester           $20,000,000
                                        Avenue
                                        White Plains, NY
                                        10604
By: /s/ Karen E. Miele
   -------------------
   Karen E. Miele
   Vice President

FIRST UNION NATIONAL BANK               301 S. College Street     $20,000,000
                                        6th Floor
                                        Charlotte, NC 28288
By: /s/ John A. Schissel
    -------------------
   John A. Schissel
   Vice President

CREDITANSTALT CORPORATE FINANCE, INC.   Two Ravinia Drive         $20,000,000
                                        Suite 1680
                                        Atlanta, GA 30346
By:/s/ Stephen W. Hipp
   -------------------
   Stephen W. Hipp
   Associate

By: /s/ Robert M. Biringer
   -----------------------
   Robert M. Biringer
   Executive Vice President

CRESTAR BANK                            8245 Boone Boulevard      $15,000,000
                                        Suite 820
By: /s/ Gregory T. Horstman             Vienna, VA 22182
    -----------------------
   Gregory T. Horstman
   Vice President

ADMINISTRATIVE AGENT:

FLEET NATIONAL BANK                     111 Westminster Street
                                        Providence, RI 02903

By: /s/ Mark E. Dalton
   -------------------
   Mark E. Dalton
   Senior Vice President

                   ACKNOWLEDGMENT BY BORROWERS' REPRESENTATIVE


      We hereby acknowledge and accept the designation of Borrowers' Representative and agree to discharge the duties and responsibilities of Borrowers' Representative as set forth in the Loan Agreement until the Loans are paid in full.



                                          LEXINGTON CORPORATE PROPERTIES TRUST


                                          By:  /s/ T. Wilson Eglin
                                               --------------------
                                               T. Wilson Eglin
                                               Its:  President

                                    EXHIBIT A
                                   DEFINITIONS

         "ABSOLUTE RATE COMPETITIVE BID LOAN" shall have the meaning set forth in Section 2.6 (c)(i)

         "AGENT" means Fleet and each successor agent appointed pursuant to the terms of Section 9 of this Agreement.

         "AGREEMENT" means this Unsecured Revolving Credit Agreement, as amended, supplemented or modified from time to time in accordance herewith.

         "AFFILIATE" means, with respect to a particular Person, any Person which, directly or indirectly, is in Control of, is Controlled by, or is under common Control with such particular Person.

         "A.M. BEST" MEANS A.M. BEST COMPANY.

         "APPLICABLE MARGIN" shall mean (i) in the event Lexington does not achieve or fails to maintain the Minimum Investment Rating, the respective percentages per annum determined, at any time, based on the range into which Lexington's Total Debt to Capitalized Value falls, in accordance with the table set forth below:

              ------------------------------------------------------------------------------------------------
                 Total Debt to Capitalized Value                                         Applicable Margin
              ------------------------------------------------------------------------------------------------
                   Less than or equal to 35%                                                   1.10%
              ------------------------------------------------------------------------------------------------
                   Greater than 35% but less than or equal to 45%                              1.25%
              ------------------------------------------------------------------------------------------------
                   Greater than 45% but less than or equal to 55%                              1.375%
              ------------------------------------------------------------------------------------------------

         (ii) once Lexington achieves and so long as it maintains the Minimum Investment Rating, the respective percentages per annum determined, at any time, based on the range into which Lexington's Credit Rating then falls, in accordance with the table set forth below:

           ----------------------------------------------------------------------------------------
                Borrower's Credit Rating (S&P/Moody's)                        Applicable Margin
           ----------------------------------------------------------------------------------------
                    A-/A3 or higher                                                 0.70%
           ----------------------------------------------------------------------------------------
                    BBB+/Baal                                                       0.90%
           ----------------------------------------------------------------------------------------
                    BBB/Baa2                                                        1.00%
           ----------------------------------------------------------------------------------------
                    BBB-/Baa3                                                       1.10%
           ----------------------------------------------------------------------------------------

         Any change in Lexington's Credit Rating or Total Debt to Capitalized Value which would cause it to move to a different range in the applicable table shall effect a change in the Applicable Margin on the Business Day immediately following the date on which such change occurs.

         "APPLICABLE RATE" shall have the meaning set forth in Section 2.7(a)

         "APPROVED LEASE" shall mean a triple net lease with a Class I Credit Tenant or a Class II Credit Tenant (unless otherwise approved by the Requisite Lenders in their sole and absolute discretion), covering not less than 80% of the net leaseable area of a Property and requiring the tenant to pay all or substantially all of the cost and cost increases for real estate taxes, insurance, utilities, ordinary maintenance and structural repairs and other customary operating expenses associated with the Property and otherwise be reasonably acceptable in form and substance to the Requisite Lenders at the time the Property to which it pertains is accepted as an Unencumbered Eligible Property. Any monetary obligation under an Approved Lease which is more than 90 days delinquent shall cause such lease to automatically lose its status as an Approved Lease.

         "ASSIGNMENT AND ACCEPTANCE" means an Assignment and Acceptance in substantially the form of Exhibit R attached hereto and made a part hereof (with blanks appropriately completed) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement in accordance with the provisions of Section 10.1.

         "BASE RATE" means a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the prime rate of interest announced by Agent from time to time, changing when and as said prime rate changes. The Base Rate is a reference rate used by the Agent in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged by the Agent or any Lender on any extension of credit to any debtor.

         "BASE RATE LOANS" means the portion of the Loans the interest on which is computed by reference to the Base Rate.

         "BORROWER" means any one of the Borrowers.

         "BORROWERS" has the meaning set forth in the first paragraph of this Agreement.

         "BORROWERS' REPRESENTATIVE" shall mean Lexington.

         "BORROWING" means a borrowing consisting of Loans made, continued or converted or a Letter of Credit issued hereunder.

         "BUILDINGS" means the buildings, structures and other improvements now or hereafter located on the Properties.

         "BUILDING SERVICE EQUIPMENT" means all apparatus, fixtures and articles of personal property owned by a Borrower or Guarantor now or hereafter attached to or used or procured for use exclusively in connection with the operation or maintenance of any Building located on or included in the Unencumbered Eligible Property, including, but without limiting the generality of the foregoing, all engines, furnaces, boilers, stokers, pumps, heaters, tank dynamos, motors, generators, switchboards, electrical equipment, heating, plumbing, lifting and ventilating apparatus, air-cooling and air-conditioning apparatus, gas and electric fixtures, elevators, escalators, fittings, and machinery and all other equipment of every kind and description, used or procured for use in the operation of the Buildings (except apparatus, fixtures or articles of personal property belonging to lessees or other occupants of such building or to persons other than the Borrower or Guarantor unless the same be abandoned by any such lessee or other occupant or person), together with any and all replacements thereof and additions thereto.

         "BUSINESS DAY" means a day, in the applicable local time, which is not a Saturday or Sunday or a legal holiday and on which banks are not required or permitted by law or other governmental action to close (i) in Providence, Rhode Island or New York, New York, and (ii) in the case of Eurodollar Loans, in London, England, and (iii) in the case of Letter of Credit transactions for a particular Issuing Bank, in the place where its office for issuance or administration of the pertinent Letter of Credit is located.

         "CAPITALIZED LEASE OBLIGATION" means, as to any Person, any obligation of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real or personal property which obligation is required to be classified or accounted for as a capital lease obligation on a balance sheet of such Person prepared in accordance with GAAP and, for purposes of this Agreement, the amount of such obligation at any date shall be the outstanding amount thereof at such date, determined in accordance with GAAP.

         "CAPITALIZED VALUE" means EBIDA for the Borrowers and the Guarantors on a consolidated basis for the two (2) most recent fiscal quarters multiplied by two (2) and divided by 9.5%.

         "CAPITALIZED VALUE OF UNENCUMBERED ELIGIBLE PROPERTIES" means Unencumbered Eligible Property NOI for the two (2) most recent fiscal quarters multiplied by two (2) and divided by 9.5%.

         "CASH EQUIVALENT" means (i) commercial paper rated P-1 or better by Moody's or A-1 or better by S&P or similarly rated by any successor to either of such rating services, (ii) obligations of the United States government or any agency thereof which are backed by the full faith and credit of the United States, or (iii) deposits, including certificates of deposit, in any commercial bank or trust company (x) which is registered to do business in any state of the United States, (y) which has capital and surplus in excess of $100,000,000 and
(z) whose short-term debt is rated A-1 or better by S&P or P-1 or better by Moody's or is similarly rated by any successor thereof, provided that each such item of commercial paper, each such obligation, and each such time deposit has a maturity date not later than one year after the date of purchase thereof.

         "CLASS I CREDIT TENANTS" shall mean tenants having and maintaining (or whose lease obligations are guaranteed on an unconditional basis by a guarantor who has or maintains) either (i) a minimum long term unsecured debt rating of BBB-/Baa3 by S&P or Moody's or (ii) a minimum rating of B+ or FPR-7 by A.M. Best.

         "CLASS II CREDIT TENANTS" shall mean tenants having and maintaining (or whose lease obligations are guaranteed on an unconditional basis by a guarantor who has or maintains) either (i) a minimum long term unsecured debt rating of BB-/Ba3 by S&P or Moody's or (ii) a minimum rating of B- or FPR-4 by A.M. Best, or (iii) a minimum tangible net worth of at least $100,000,000 and a total liability to tangible net worth ratio (all determined on a GAAP basis) not in excess of 1.0 to 1.0 or any tenant not meeting such criteria which is approved in writing by the Requisite Lenders.

         "CLOSING DATE" means July 22, 1998.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMISSION" means the United States Securities and Exchange Commission or any successor to the responsibilities of such commission.

         "COMMITMENT" means a Revolving Credit Commitment.

         "COMMON SHARES" means Lexington's common shares.

         "COMPETITIVE BID FACILITY FEE" is defined in Section 2.17(d).

         "COMPETITIVE BID LOANS" means a Borrowing hereunder consisting of one or more Loans made by any of the participating Lenders whose offer to make a Competitive Bid Loan as part of such Borrowing has been accepted under the auction bidding procedure described in Section 2.6 hereof.

         "COMPETITIVE BID LOAN ACCOUNTS" shall have the meaning set forth in
Section 2.6(b).

         "COMPETITIVE BID LOANS ELECTION" means a written election by the Borrowers' Representative delivered to the Agent, on or after the date Lexington achieves a Minimum Investment Rating to have all or a portion of the Loans be Competitive Bid Loans pursuant to Section 2.6 of this Agreement; provided such election shall only be effective for so long as Lexington maintains a Minimum Investment Rating.

         "COMPETITIVE BID MARGIN" shall have the meaning set forth in Section 2.6(d).

         "COMPETITIVE BID NOTES" shall have the meaning set forth in Section 2.6(b)(ii).

         "COMPETITIVE BID QUOTE" means an offer by a Lender to make a Competitive Bid Loan in accordance with Section 2.6(e) hereof.

         "COMPETITIVE BID QUOTE REQUEST" shall have the meaning set forth in
Section 2.6(c)(i)

         "COMPETITIVE BID RATE" shall have the meaning set forth in Section 2.6(e).

         "CONSOLIDATED" OR "CONSOLIDATED" means that term as applied to the accounts of the Borrowers' and their Subsidiaries, as the case may be, in accordance with GAAP.

         "CONSOLIDATING" OR "CONSOLIDATING" means that term as applied to the accounts of the Borrowers' and their Subsidiaries, as the case may be, in accordance with GAAP.

         "CONTINGENT OBLIGATION" means, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the payment of, or the ability of the primary obligor to make payment of, such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

         "CONTRACTUAL OBLIGATION" means, as to any Person, the Articles of Incorporation and By-Laws or other organizational or governing documents of such Person, and any provision of any security issued by such Person, or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "CONTROL" (including with correlative meanings the terms "Controlling", "Controlled by" and "under common Control with"), as applied to any Person, means the possession of the power, direct or indirect, (i) to vote 51% or more of the securities or partnership interests having ordinary voting power for the election of directors, trustees or the managing general partner(s) of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "CREDIT RATING" means the lower of the two highest current investment grade debt ratings assigned to the senior unsecured long term indebtedness of Lexington by at least two (2) nationally recognized rating agencies, including either or both of Moody's and S&P, or another nationally recognized rating agency approved by the Requisite Lenders.

         "CURRENT AVAILABILITY" means, at any particular time, the amount by which the Maximum Availability exceeds the Total Unsecured Debt at such time.

         "CUSTOMARY PERMITTED LIENS" means:

                  (i) Liens (other than Liens pertaining to violations of Environmental Laws and Liens in favor of the PBGC) with respect to the payment of taxes, assessments or governmental charges in all cases which are not yet due or which are being contested in good faith by appropriate proceedings in accordance with Section 6.20 and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                  (ii) Statutory Liens in favor of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other Liens against any Property of a Borrower, Guarantor or any of its Subsidiaries imposed by law created in the ordinary course of business for amounts which, if not resolved in favor of such Borrower,

                  Guarantor or Subsidiary, could not result in a Material Adverse Effect or which are being contested in good faith by appropriate proceedings in accordance with Section 6.20 and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                  (iii) Liens (other than any Lien in favor of the PBGC) which have been or will be bonded or released of record within sixty
                  (60) days after any Borrower or Guarantor has received notice thereof or which are being contested in good faith by appropriate proceedings in accordance with Section 6.20;

                  (iv) Zoning restrictions, easements, licenses, reservations, covenants, rights of way, utility easements, building restrictions and other similar charges or encumbrances on the use thereof which do not interfere in any material respect with the ordinary conduct of the business of the Borrower or Guarantor who owns such Property or any tenant thereof or access by the public to such Property;

                  (v) Rights of existing and future tenants, as tenants only, pursuant to Approved Leases; and

                  (vi) Such other title exceptions as Agent may approve in writing in its sole discretion.

         "DOL" means the United States Department of Labor and any Person succeeding to the functions thereof.

         "DEBT SERVICE" means the sum of (i) all interest on Indebtedness paid or payable during the applicable period determined in accordance with GAAP and
(ii) scheduled payments of principal, excluding balloon payments upon maturity, paid during the applicable period, of the Borrowers and the Guarantors on a consolidated basis.

         "DEFAULT" means any of the events specified in Section 8.1, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "DEFAULTING LENDER" has the meaning set forth in Section 9.13.

         "DESIGNATED LENDER" has the meaning set forth in Section 2.11(b)(vi).

         "DOLLARS" or "$" shall mean lawful currency of the United States of America.

         "EBIDA" means, for any period of time, without duplication, the sum of
(i) the net income of the Borrowers and Guarantors on a consolidated basis (determined in accordance with GAAP for such period), plus (ii) depreciation, plus (iii) amortization, plus (iv) to the extent deducted from gross income to calculate net income, interest charges on a consolidated basis for such period, excluding (v) any gains or losses for such period from the sale of assets (on a tax effected basis) outside the ordinary course of business and any other extraordinary gains, or losses to the extent included in net income. For the purposes of calculating Capitalized Value with respect to properties acquired or sold, EBIDA will be adjusted to include or exclude (as appropriate) that property's contribution on a historical or pro forma basis reasonably acceptable to Agent.

         "ELIGIBLE ASSIGNEE" means (i) a Lender or any Affiliate thereof; (ii) a commercial bank having total assets in excess of $2,500,000,000 organized in an OECD country; (iii) the central bank of any country which is a member of the Organization for Economic Cooperation and Development; or (iv) a finance company or other financial institution acceptable to the Agent, which is regularly engaged in making, purchasing or investing in loans and having total assets in excess of $2,000,000,000 and in the case of subclause (ii), (iii) and (iv) of this defined term is otherwise acceptable to the Agent.

         "ENVIRONMENTAL LAWS" means all statutes, ordinances, orders, rules and regulations relating to environmental matters, including, without limitation, those relating to fines, orders, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the Release or threatened Release of Hazardous Materials and to the generation, use, storage, transportation, or disposal of Hazardous Materials, in any manner applicable to Borrower, any tenant or any of their respective Subsidiaries or any of their respective properties, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. Section 11001 et seq.), each as amended or supplemented, and any analogous future or present local, state and federal statutes and regulations promulgated pursuant thereto, each as in effect as of the date of determination.

         "ENVIRONMENTAL REPORT" means a report prepared by a reputable independent consultant and disclosing no condition which could reasonably be expected to have a Material Adverse Effect on the operation, value of financeability or an Unencumbered Eligible Property.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "ERISA AFFILIATE" means (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which any Borrower is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which any Borrower is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which any Borrower, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

         "EURODOLLAR BASE" means the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) shown on the display referred to as the "LIBO page" (or any display substituted therefor) of the Reuters U.S. Domestic Money Service transmitted through the Reuters monitor system as being the respective rates at which U.S. dollar deposits would be offered two (2) Business Days prior to the beginning of the relevant Interest Period by the principal London offices of each of the banks named thereon to major banks in the London interbank Eurodollar market at the relevant local time for delivery on the first day of such Interest Period for the number of days comprised therein and in the amount of the then outstanding Eurodollar Loans.

         "EURODOLLAR LOANS" means the portion of the Loans the interest on which is computed by reference to the Eurodollar Base.

         "EURODOLLAR RATE" means, with respect to each Interest Period, the rate per annum equal to the sum of (A) the Eurodollar Base for such Interest Period divided by (i) a percentage equal to one hundred percent (100%) minus the maximum reserve percentage applicable during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (the "Board") for determining the maximum reserve requirements (including, without limitation, any basic, supplemental, marginal or emergency reserve requirements) for the Agent in respect of liabilities (as defined in Regulation D of the Board) having a term equal to the Interest Period; plus (B) the Applicable Margin.

         "EXCESS OUTSTANDINGS" shall have the meaning set forth in Section
2.9(c).

         "EXCLUDED TAXES" means income or franchise taxes of any Lender, any branch office of any Lender or any participant or assignee of any Lender imposed by the United States of America or any political subdivision or taxing authority thereof or therein or by any jurisdiction in which the lending office of any Lender is located or in which such Lender is organized or has its principal or registered office.

         "EXTENSION REQUEST" shall have the meaning set forth in Section 2.1(c).

         "EVENT OF DEFAULT" means any of the events specified in Section 8.1, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         "FEDERAL FUNDS EFFECTIVE RATE" means for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Lender from three (3) Federal funds brokers of recognized standing selected by the Lender.

         "FEE INTEREST" means any land and any Buildings, structures, improvements and fixtures owned in fee simple by a Borrower or Guarantor and equipment located thereon or used in connection therewith and all personality related thereto and all other real estate interests, owned beneficially by a Borrower or Guarantor.

         "FINANCEABLE GROUND LEASE" means, a ground lease subject to Unanimous Lender Approval, which must provide protections for a potential leasehold mortgagee ("Mortgagee") which include, amongst other things (i) a remaining term of no less than 25 years from the Closing Date, (ii) that the lease will not be terminated until the Mortgagee has received notice of a default, has had a reasonable opportunity to cure or complete foreclosure, and has failed to do so, (iii) a new lease on the same terms to the Mortgagee as tenant if the ground lease is terminated for any reason, (iv) non-merger of the fee and leasehold estates, (v) free transferability of the tenant's interest under the ground lease and (vi) that insurance proceeds and condemnation awards (from the fee interest as well as the leasehold interest) will be applied pursuant to the terms of the applicable leasehold mortgage.

         "FINANCING STATEMENTS" means UCC-1 financing statements or comparable instruments, as required in any jurisdiction, for filing at the local and/or state level with respect to any personal property that is a part of any Property, each duly executed by the appropriate Borrower or Guarantor and, if required in any jurisdiction, Agent.

         "FIRREA" means the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "FLEET" shall mean Fleet National Bank, its successors and assigns.

         "FLEET REVOLVING LOAN" shall have the meaning set forth in Section 5.1(p).

         "FLEET TERM LOAN" shall have the meaning set forth in Section 5.1(p).

         "FUNDING DATE" means with respect to any Loan, the date of funding of such Loan.

         "FUNDS FROM OPERATIONS" shall mean with respect to any fiscal period of a Lexington, an amount equal to net income of Lexington (computed on a consolidated basis in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and/or investment in marketable securities (before benefits for income taxes), plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements by the Financial Accounting Standards Board or in such other statement by such other entity as may be in general use by significant segments of the accounting profession, as in effect on the Closing Date; and the requirement that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

         "GUARANTOR" shall mean any wholly owned Subsidiary of Lexington, LCIF or LCIFII that is not a Borrower who executes a Guaranty which has not been released in accordance with the terms of this Agreement.

         "GUARANTY" shall mean a Guaranty in the form of Exhibit S executed by a Guarantor in favor of the Agent and the Lenders.

         "HAZARDOUS MATERIAL" means (i) any chemical, material or substance defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," or "toxic substances" or any other formulations intended to define, list or classify substances by reason of deleterious properties under any applicable Environmental Laws, (ii) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, any flammable substances or explosives, any radioactive materials, any toxic wastes or substances or any other materials or pollutants which (a) pose a hazard to any property of any Borrower, or any Subsidiaries or to Persons on or about such property or (b) cause such property to be in violation of any Environmental Laws, (ii) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million, and (iv) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or may or could pose a hazard to the health and safety of the owners, occupants or any Persons surrounding the Properties.

         "HOLDER" means any Person entitled to enforce any of the Obligations, whether or not such Person holds any evidence of Indebtedness, including, without limitation, the Agent, each Lender and each Issuing Bank.

         "INDEBTEDNESS" means, with respect to any Person, and without duplication, all indebtedness, obligations and other liabilities of such Person as determined in accordance with GAAP, including Letter of Credit reimbursement obligations and payments received in consideration for sale of Lexington's stock when the amount of the stock so sold is determined, and the date of delivery is, more than one (1) month after receipt of such payment and only to the extent that the obligation to deliver stock is not payable solely in stock of Lexington.

         "INITIAL FUNDING DATE" means the date on or after all of the conditions described in Section 5.1 have been satisfied (or waived) in a manner satisfactory to the Agent and the Lenders and on which the initial Loans under this Agreement are made by the Lenders to the Borrowers' Agent.

         "INSOLVENCY EVENT" with respect to any Person, means that (i) such Person shall have suspended or discontinued its business or commenced any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or such Person shall have made a general assignment for the benefit of its creditors; or (ii) there shall have been commenced against such Person any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 90 days; or (iii) there shall have been commenced against such Person any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets, which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 90 days from the entry thereof; or (iv) such Person shall have authorized any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) such Person shall generally not be paying, or shall have been unable to pay, or shall have admitted in writing its inability to pay, its debts as they become due.

         "INTEREST CHARGES" of a Person for any period means the sum of (i) the aggregate interest accrued and payable in cash, securities or otherwise on all Indebtedness of such Person and its Affiliates or Subsidiaries, if any, on a consolidated basis for such period, plus (ii) the aggregate amount of debt discount or other amounts analogous to interest accruing during or attributable to such period, whether or not payable during such period, including without limitation all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under (a)(i) interest rate swap agreements, interest rate collar agreements, and
(ii) other agreements or arrangements designed to protect such Person and/or its Affiliates or Subsidiaries against fluctuations in interest rates; and (b) foreign exchange contracts and other agreements or arrangements designed to protect such Person and/or its Affiliates or Subsidiaries against fluctuations in currency values, all amounts calculated above to be determined in conformity with GAAP.

         "INTEREST PAYMENT DATE" means the first day of each calendar month during the term of the Loans, provided that the Interest Payment Date for Competitive Bid Loans may be the first day of any calendar month during the term of such Loans so long as interest is paid at least quarterly.

         "INTEREST PERIOD" means with respect to each Loan, (a) initially, the period commencing on the Funding Date of such Loan and ending on the last day of one of the following periods (as selected by the Borrowers' Representative in a Notice of Borrowing or as otherwise in accordance with the terms of this Agreement): (i) for any Base Rate Loan, the last day of the calendar month, (ii) for any Revolving Credit Eurodollar Rate Loan, 1, 3 or 6 months (provided that
(x) the Interest Period for Revolving Credit Eurodollar Rate Loans may be shorter than one (1) month in order to consolidate two (2) or more Revolving Credit Eurodollar Rate Loans and (y) the Interest Period for all Revolving Credit Eurodollar Rate Loans shall be one (1) month until the earlier of one hundred twenty (120) days after the Closing Date or the date on which the Agent completes the syndication of the Maximum Revolving Credit Commitment, as evidenced by written notice from the Agent to the Borrowers' Representative as to such completion), (iii) for any Absolute Competitive Bid Loan, up to 12 months, and (iv) for any Eurodollar Competitive Bid Loan, 1,3 or 6 months; and
(b) thereafter, each period commencing at the end of the last day of the immediately preceding Interest Period applicable to such Loan and ending on the last day of the applicable period set forth in (a) above as selected by the Borrowers'

Representative in a Notice of Continuation/Conversion or as otherwise provided in accordance with this Agreement; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (A) if any Interest Period with respect to a Base Rate Loan would end on a day this is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

                  (B) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                  (C) if the Borrowers' Representative shall fail to give a Notice of Continuation/Conversion as provided in Section 2.8(c), the Borrowers' Representative shall be deemed to have requested a continuation of the affected Revolving Credit Eurodollar Rate Loan as a Base Rate Loan subject to the right of the Borrowers' Representative to submit a subsequent Notice of Conversion/Continuation pursuant to
         Section 2.8(c);

                  (D) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to subparagraph (E) below, end on the last Business Day of a calendar month; and

                  (E) any Interest Period that would otherwise extend beyond the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date.

         "INTEREST RATE DETERMINATION DATE" means each date for calculating the Base Rate or the Eurodollar Rate for a Revolving Credit Loan or the continuation/conversion thereof. The Interest Rate Determination Date shall be the second Business Day prior to the first day of the related Interest Period for a Eurodollar Loan and the date of calculation in the case of a Base Rate Loan.

         "ISSUING BANK" means Fleet unless Fleet is unable or unwilling to issue a Letter of Credit, in which event Agent shall select another Lender in writing to act as an "Issuing Bank" for the purpose of issuing Letters of Credit pursuant to Section 3.1.

         "JOINT VENTURE OWNERSHIP INTEREST VALUE" means, as of any date of determination the greater of (i) book value or (ii), an amount equal to the pro rata share of EBIDA attributable to the Borrowers from Partially-Owned Entities for the most recent two (2) completed fiscal quarters multiplied by two (2), with the product being divided by nine and one-half percent (9.5%).

         "LEASEHOLD INTEREST" means a leasehold estate in any land and/or any buildings, structures, improvements and fixtures and all equipment located thereon or used in connection therewith created pursuant to a Financeable Ground Lease.

         "LENDER" means, each financial institution a signatory hereto as a Lender and each Eligible Assignee which becomes a party hereto as a Lender, whether as a signatory hereto or pursuant to an Assignment and Acceptance.

         "LETTER OF CREDIT" means any Letter of Credit issued by an Issuing Bank pursuant to Section 3.1 for the account of any Borrower and any amendments thereto or extensions thereof.

         "LETTER OF CREDIT FEE" is defined in Section 2.17(b).

         "LETTER OF CREDIT OBLIGATIONS" means, at any particular time, the sum of (i) all outstanding Reimbursement Obligations, plus (ii) the aggregate undrawn face amount of all outstanding Letters of Credit, plus (iii) the aggregate face amount of all Letters of Credit requested by any Borrower but not yet issued.

         "LETTER OF CREDIT REIMBURSEMENT AGREEMENT" means, with respect to a Letter of Credit, such form of application therefor and form of reimbursement agreement therefor (whether in a single or several documents, taken together) as the Issuing Bank from which the Letter of Credit is requested may employ in the ordinary course of business for its own account, with such modifications thereto as may be agreed upon the Issuing Bank and the Borrowers' Representative and are not materially adverse (in the judgment of the Issuing Bank and Agent) to the interests of the Lenders or the Borrowers; provided, however, in the event of any conflict between the terms of any Letter of Credit Reimbursement Agreement and this Agreement, the terms of this Agreement shall control.

         "LEXINGTON" means Lexington Corporate Properties Trust.

         "LIEN" means any mortgage, lien, pledge, adverse claim, charge, security interest or other encumbrance in or on any Property or any interest therein including, without limitation, any conditional sale or other title retention agreement or Capitalized Lease Obligation or the signing or filing of a financing statement or the signing of any security agreement authorizing any other party as the secured party thereunder to file any financing statement.

         "LOANS" (AND SINGULARLY, A "LOAN") means a Base Rate Loan, a Eurodollar Loan, or a Competitive Bid Loan hereunder.

         "LOAN ACCOUNT" is defined in Section 2.3(b).

         "LOAN DOCUMENTS" means, collectively, this Agreement, the Note, the Guaranties and all other agreements, documents or instruments delivered pursuant to or in connection with any of the foregoing, as such agreements, documents or instruments may be amended, modified or supplemented from time to time.

         "LOAN TO VALUE" means the ratio of (i) Recourse debt secured by a Property divided by (ii) such Property's value. Value is determined by multiplying the net operating income for the two (2) most recent fiscal quarters for such Property as of the date such secured Recourse debt is incurred by two
(2) and dividing by 9.5%). Net operating income shall be adjusted in the manner provided in Section 7.2 for any Properties acquired or disposed of during the relevant period.

         "MAC" means, with respect to the Borrowers and Guarantors as a whole or any Unencumbered Eligible Property, any material adverse change in the business, operations, assets, prospects or financial condition or other condition of such Borrowers and Guarantors as a whole or such Unencumbered Eligible Property.

         "MADSC AMOUNT" shall be calculated as follows: Unencumbered Eligible Property NOI for the Unencumbered Eligible Properties for the most recent four fiscal quarters / 1.6 = Maximum Assumed Debt Service. Maximum Assumed Debt Service / 12 = Maximum Assumed Monthly Debt Service. Maximum Assumed Monthly Debt Service / Monthly Debt Service Constant = MADSC Amount. The Monthly Debt Service Constant shall be the percentage necessary to fully amortize $1.00 at an annual interest rate equal to the 10 year U.S. Treasury bond rate on the date of calculation plus 2.25% over a 240 month amortization schedule. It is acknowledged and agreed that for purposes of calculating Unencumbered Eligible Property NOI with respect to any Unencumbered Eligible Property acquired by a Borrower or Guarantor during the Measuring Period, net operating income for such property shall include net operating income for the Property during the entire Measuring Period prior to the date of acquisition of such property by the applicable Borrower or Guarantor. Unencumbered Eligible Property NOI for any Unencumbered Eligible Property for which four (4) full quarters of operating information is not available or, in the reasonable judgment of the Agent, is not indicative of the current operations of such Property (including any newly constructed property or other property in the lease-up period) shall be calculated on (a) a pro forma basis based upon net operating income for the most recent quarter or portion thereof in the case of an existing Property or (b) on a pro-forma basis reasonably acceptable to Agent in the case of a sale-leaseback or new construction.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect upon (a) the business, operations, assets, prospects or financial condition or other condition of the Borrowers and Guarantors as a whole, (b) any Unencumbered Eligible Property, (c) the ability of the Agent to enforce any of the Loan Documents, or (d) the ability of the Borrowers and Guarantor as a whole to perform their obligations under the Loan Documents.

         "MAXIMUM AVAILABILITY" shall mean at any particular time, an amount equal to the lesser of:

                  (1) 55% of the Capitalized Value of Unencumbered Eligible Properties;

                  (2) the MADSC Amount;

                  (3) (a) 100% of the net present value of the next forty (40) complete calendar quarters of projected Unencumbered Eligible Property NOI from Approved Leases (excluding unexercised option periods, any percentage or other type of contingent rent, or income from any period beyond which a tenant has a termination right) for Unencumbered Eligible Properties with Class I Credit Tenants, plus (b) 70% of the net present value of the next forty (40) complete calendar quarters of projected Unencumbered Eligible Property NOI from existing Approved Leases (excluding unexercised option periods and any percentage or other type of contingent rent, or income from any period beyond which a tenant has a termination right) for Unencumbered Eligible Properties with Class II Credit Tenants, all as discounted at the 10-year Treasury Bond yield plus two percent (2%), plus (c) 10% of the Capitalized Value of the Unencumbered Eligible Properties;

                  (4) the aggregate Revolving Credit Commitments then in effect; or

                  (5) the lesser of:

                          (a) the quotient of (i) 55% of the Capitalized Value of Unencumbered Eligible Properties with Class I Credit Tenants divided by (ii) 60%;

                          (b) the quotient of (i) the MADSC Amount for Unencumbered Eligible Properties with Class I Credit Tenants divided by (ii) 60%; or

                          (c) the quotient of (i) the sum of (x)100% of the net present value of the next forty (40) complete calendar quarters of projected Unencumbered Eligible Property NOI from Approved Leases (excluding unexercised option periods, any percentage or other type of contingent rent, or income from any period beyond which a tenant has a termination right) for Unencumbered Eligible Properties with Class I Credit Tenants, plus (y) 70% of the net present value of the next forty (40) complete calendar quarters of projected Unencumbered Eligible Property NOI from existing Approved Leases (excluding unexercised option periods and any percentage or other type of contingent rent, or income from any period beyond which a tenant has a termination right) for Unencumbered Eligible Properties with Class II Credit Tenants, all as discounted at the 10-year Treasury Bond yield plus two percent (2%), plus (z) 10% of the Capitalized Value of the Unencumbered Eligible Properties divided by (ii) 60%.

      Notwithstanding the foregoing, Unencumbered Eligible Properties having Approved Leases with Class I Credit Tenants must represent at least sixty percent (60%) of the Maximum Availability.

         "MAXIMUM REVOLVING CREDIT COMMITMENT" means $100,000,000. The Maximum Revolving Credit Commitment shall automatically be reduced upon Agent's receipt of any notice from the Borrowers' Representative requesting a voluntary reduction pursuant to Section 2.1(e).

         "MEASURING PERIOD" means (a) for purposes of calculating Capitalized Value, the two (2) most recent fiscal quarters and (b) for purposes of calculating the MADSC Amount, the four (4) most recent fiscal quarters.

         "MINIMUM ESTIMATED NET WORTH" means Capitalized Value plus unrestricted cash or Cash Equivalents less Total Liabilities. Investments in unconsolidated affiliates shall be included at the lesser of cost or fair market value. All Contingent Obligations and Indebtedness attributable to unconsolidated affiliates shall be excluded in determining net worth.

         "MINIMUM INVESTMENT RATING" means at least two of the following investment grade debt ratings assigned to the senior unsecured long term indebtedness of Lexington: (i) BBB- or higher by S&P, (ii) Baa3 or higher by Moody's, or (iii) the equivalent or higher of either such rating by another rating agency approved by the Requisite Lenders.

         "MOODY'S" means Moody's Investors Services, Inc. and its successors.

         "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

         "MULTIPLE EMPLOYER PLAN" means an employee benefit plan, other than a Multiemployer Plan, subject to Title IV of ERISA to which Borrower or any ERISA Affiliate, and at least one employer other than Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which Borrower or any ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

         "NET SECURITIES PROCEEDS" with respect to any private or public offering of securities means the gross proceeds thereof received by or for the account of Lexington net of (a) underwriting discounts and commissions and (b) reasonable out-of-pocket fees and expenses incurred in connection with such offering or borrowing.

         "NON PRO RATA LOAN" is defined in Section 2.11(b)(v).

         "NOTE" means in the case of the Revolving Credit Loans a promissory note in the form attached hereto as Exhibit B or in the case of the Competitive Bid Rate Loans a promissory note in the form attached hereto as Exhibit F payable to a Lender, evidencing certain of the Obligations of each Borrower to such Lender and executed by each of the Borrowers as required by Sections 2.2 or 2.6, as the same may be amended, supplemented, modified or restated from time to time; "NOTES" means, collectively, all of such Notes outstanding at any given time.

         "NOTICE OF BORROWING" means a notice substantially in the form of Exhibit C hereto delivered by Borrowers' Representative to Agent pursuant to Sections 2.5 or 3.1 with respect to a proposed Borrowing.

         "NOTICE OF CONTINUATION/CONVERSION" means a notice substantially in the form of Exhibit K hereto delivered by Borrowers' Representative to Agent pursuant to Section 2.8 with respect to a continuation or conversion of one or more Revolving Credit Loans.

         "OBLIGATIONS" mean all Outstanding Amounts, advances, debts, liabilities, obligations, covenants and duties owing by any Borrower or Guarantor to the Agent, any Lender, any Issuing Bank, any Affiliate of the Agent, Lender or any Issuing Bank, or any Person entitled to indemnification pursuant to Section 9.6 or any other provision of this Agreement, of any kind or nature, arising under this Agreement, the Notes or any other Loan Document. The term includes, without limitation, all interest, charges, expenses, fees, reasonable attorneys' fees and disbursements and any other sum chargeable to any Borrower or Guarantor under this Agreement or any other Loan Document.

         "OUTSTANDING AMOUNT" means, as of any date as of which the amount thereof shall be determined, the aggregate outstanding principal amount of any outstanding Loans and the Letter of Credit Obligations.

         "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any successor to the responsibilities of such corporation.

         "PERMIT" shall have the meaning set forth in Section 2.19(b)(viii).

         "PERMITTED EXCEPTION" means any exception set forth on the Title Policy or updated title report of any Unencumbered Eligible Property.

         "PARTIALLY-OWNED ENTITY(IES)" means any of the partnerships, joint ventures and other entities owning real estate assets in which Lexington, LCIF and/or LCIFII collectively, directly or indirectly through its full or partial ownership of another entity, own less than 100% of the equity interests, whether or not such entity is required in accordance with GAAP to be consolidated for financial reporting purposes.

         "PERSON" means any natural person, corporation, limited liability company, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any Governmental Authority.

         "PLAN" means an employee benefit plan, other than a Multiemployer Plan, maintained for or covering any employees of Borrower or any ERISA Affiliate and subject to Title IV of ERISA.

         "PROPERTY" OR "PROPERTIES" means real estate owned or ground leased by a Borrower or Guarantor.

         "PRO RATA SHARE" means, with respect to any Lender, the percentage obtained by dividing (i) such Lender's Commitment (in each case, as adjusted from time to time in accordance with the provisions of this Agreement or any Assignment and Acceptance to which such Lender is a party) by (ii) the aggregate amount of all Commitments then outstanding.

         "REAL PROPERTY" has the meaning set forth in Section 6.11.

         "RECOURSE" means with reference to any obligation or liability, any liability or obligation that is not Without Recourse to the obligor thereunder, directly or indirectly. For purposes hereof, a Person shall not be deemed to be "indirectly" liable for the liabilities or obligations of an obligor solely by reason of the fact that such Person has an ownership interest in such obligor, provided that such Person is not otherwise legally liable, directly or indirectly, for such obligor's liabilities or obligations (e.g., by reason of a guaranty or contribution obligation, by operation of law or by reason of such Person's being a general partner of such obligor).

         "REIMBURSEMENT DATE" has the meaning set forth in Section 3.1(d).

         "REIMBURSEMENT OBLIGATIONS" means the aggregate outstanding noncontingent reimbursement or repayment obligations of any Borrower with respect to amounts drawn under the Letters of Credit which are not paid with Loan advances hereunder.

         "RELEASE" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, leaching or migration of any Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or into or out of any facility, including the movement of any Hazardous Material through the air, soil, surface water, groundwater or property.

         "REPORTABLE EVENT" means a "reportable event" within the meaning of
Section 4043 of ERISA (other than a "reportable event" for which the 30-day notice to PBGC requirement has been waived by regulation).

         "REQUIREMENTS OF LAW" means, as to any Person, any law, treaty, rule or regulation, or judgment, order, directive or other determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

         "REQUISITE LENDERS" means Lenders whose Pro Rata Shares, in the aggregate, are at least sixty-five (65%); provided, that, in the event any of the Lenders shall have failed to fund its Pro Rata Share of any Loan requested by the Borrowers' Agent which such Lender is obligated to fund under the terms of this Agreement and any such failure has not been cured as provided in Section 2.8(b)(v)(B), then for so long as such failure continues, "Requisite Lenders" means Lenders (excluding all Lenders whose failure to fund their respective Pro Rata shares of such Loans have not been so cured) whose Pro Rata Shares represent at least sixty-five percent (65%) of the aggregate Pro Rata Shares of such non-defaulting Lenders; provided, further, that, in the event that the Commitments have been terminated upon the occurrence and during the continuance of an Event of Default pursuant to the terms of this Agreement, "Requisite Lenders" means Lenders (without regard to such Lenders' performance of their respective obligations hereunder) whose aggregate ratable shares (stated as a percentage) of the aggregate outstanding principal balance of all Revolving Credit Loans or Letters of Credit Obligations are at least sixty-five percent (65%); and provided, further that, in the event the Commitments have been terminated by the Lenders and no Revolving Credit Loans or Letters of Credit Obligations are outstanding, the Requisite Lenders shall be the Lenders holding sixty-five percent (65%) of the outstanding principal amount of the Competitive Bid Loans on such date.

         "RESPONSIBLE OFFICER" means the president, an executive vice president, vice president or treasurer of the applicable Borrower or Borrowers' Agent.

         "RESTRICTED PAYMENT" means (a) every dividend or other distribution of assets, properties, cash, rights, obligations or securities paid, made, declared or authorized by Lexington in respect of any of its partnership interests, Common Shares, or other equity securities, or any class of partnership interests or equity securities, or for the benefit of holders of any thereof in their capacity as such in excess of the amount necessary to maintain Lexington's REIT status and (b) every payment by or for the account of any Borrower or Guaranty or any of its Affiliates or Subsidiaries in connection with the redemption, purchase, retirement, defeasance or other acquisition of any partnership interests (except for the exchange of limited partnership interests for Common Shares of Lexington), Common Shares, Preferred Shares or other equity securities of any Borrower or Guarantor or Lexington or options, warrants or other rights to acquire any of Borrowers' or Guarantor's partnership interests or Lexington's equity securities and (c) every payment (i) of principal, interest, fees or other amounts in respect of any Indebtedness of any Borrower or Guarantor to any Affiliate or Subsidiary of such Borrower or Guarantor or (ii) in respect of the redemption, purchase, retirement, defeasance, or other acquisition from an Affiliate or Subsidiary of any Borrower or Guarantor of any Indebtedness of such Borrower or Guarantor, and (d) every direct or indirect investment by any Borrower or Guarantor (by means of capital contribution, advance, loan or otherwise) in an Affiliate or Subsidiary or any Person which becomes an Affiliate or Subsidiary after or as a result of such investment, and (e) every payment by or for the account of such Borrower or Guarantor or and of its Affiliates or Subsidiaries in connection with the redemption, purchase, retirement, defeasance or other acquisition for value, directly or indirectly, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, of Indebtedness which is subordinate in right of payment to the Loans or the Note.

         "REVOLVING CREDIT COMMITMENT" means, with respect to any Lender, the obligation of such Lender to make Revolving Credit Loans and to participate in Letters of Credit pursuant to the terms and conditions of this Agreement, and which shall not exceed the principal amount set forth opposite such Lender's name under the heading "REVOLVING CREDIT COMMITMENT" on the signature pages hereof or the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Acceptance, and "REVOLVING CREDIT COMMITMENTS" means the aggregate principal amount of the Revolving Credit Commitments of all the Lenders, the maximum amount of which shall be $100,000,000.

         "REVOLVING CREDIT EURODOLLAR RATE LOAN" means a Revolving Credit Loan which is a Eurodollar Loan.

         "REVOLVING CREDIT LOAN" means a Base Rate Loan or a Revolving Credit Eurodollar Rate Loan.

         "REVOLVING CREDIT TERMINATION DATE" means the earlier to occur of (i) July 22, 2001 (subject to the extensions available under Section 2.1) (or, if not a Business Day, the next preceding Business Day) and (ii) the date as of which the outstanding principal amount of the Loans shall become due and payable by acceleration after the occurrence and during the continuance of an Event of Default.

         "S&P" means Standard & Poors' Ratings Group, a division of McGraw-Hill, Inc., and its successors.

         "SERVICE AGREEMENTS" mean all material service agreements between any Borrower and third parties, whether written or oral, relating to the operation and maintenance, of the Properties.

         "SOLVENT" means after giving effect to Section 2.3(e)(viii), with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person (whether or not required to be reflected on a balance sheet prepared in accordance with
GAAP), (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "STANDBY FEE" is defined in Section 2.17(a).

         "SUBSIDIARY" means, as to any Person, a partnership, corporation, trust or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both by such Person and provided such corporation, partnership or other entity is consolidated with such Person for financial reporting purposes under GAAP.

         "SURVEY" means an as-built survey prepared by a licensed surveyor, in form and substance reasonably satisfactory to Agent, which shall, in each case be dated as of a date not more than 60 days previously, be certified (with a certification in form and substance approved by Agent) to Agent and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such survey the following: (A) through the use of course bearings and distances, the full legal descriptions of such Real Property; (B) the locations of all the buildings, structures and other improvements and all dimensions thereof, and the established building setback lines; (C) the lines of streets abutting the sites and width thereof; (D) all access and other easements and appurtenances necessary or desirable to use such Real Property; (E) all roadways, paths, driveways, rights of way, deviations between survey lines and title lines, easements, encroachments and overhanging projections and similar encumbrances affecting such Real Property, whether recorded, apparent from a physical inspection of such property or otherwise known to the surveyor; (F) any encroachments on any adjoining property by the building structures and improvements on such property; (G) if such Real Property is described as being on a filed map, a legend relating the survey to said map and (H) flood zones where applicable.

         "TERMINATION EVENT" means (i) a Reportable Event or an event described in Section 4062(e) of ERISA, or (ii) the withdrawal of Borrower, Guarantor or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer", as such term is defined in Section 4001(a)(2) of ERISA, or the incurrence of liability by Borrower Guarantor or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, (v) the withdrawal of Borrower Guarantor or any ERISA Affiliate from any Multiemployer Plan, or (vi) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

         "TITLE POLICY" means, for any Property, an ALTA standard form title policy (or, if such form is not available, an equivalent form of owner's title insurance policy) dated within sixty (60) days delivery thereof to Agent (or if older delivered together with a title report dated within sixty (60) days of such delivery) issued by a nationally-recognized title insurance company, insuring that the Borrower or Guarantor holds good and clear marketable Fee Interest or Leasehold Interest to such Property, subject only to Customary Permitted Liens (which in the case of a Leasehold Interest shall include the terms and conditions of the Financeable Ground Lease).

         "TOTAL DEBT" means total debt (including letter of credit obligations) or guarantees in respect of money borrowed by the Borrowers or the Guarantors (without duplication) on a consolidated basis.

         "TOTAL LIABILITIES" of any Person means and includes, as of any date as of which the amount thereof is to be determined, without duplication (i) all items which in accordance with GAAP would be required to be included as liabilities on a consolidated balance sheet of such Person at such date and (ii) to the extent not otherwise included in (i) above, all Indebtedness of such Person as of such date, determined on a consolidated basis.

         "TOTAL UNSECURED DEBT" shall mean the aggregate unsecured Indebtedness of Lexington on a consolidated basis.

         "UCC SEARCH" means, in respect of each Property, a search no more than one month old as at the date of determination by a Person satisfactory to Agent, of the Uniform Commercial Code filings which may have been filed in each location where any Unencumbered Eligible Property is located or where any Borrower or Guarantor does business or is domiciled.

         "UNANIMOUS LENDER APPROVAL" means the written consent of each Lender that is a party to this Agreement at the time of reference.

         "UNENCUMBERED ELIGIBLE PROPERTY APPLICATION" shall mean a written request from the Borrowers' Representative to the Agent to designate a Property as an Unencumbered Eligible Property. Such request shall be accompanied by the following:

                  (i) detailed statements of income and expenses for the prior two years (if available);

                  (ii) pro forma operating statements for the existing lease term;

                  (iii) copies of all leases and ground leases executed in connection with the Property;

                  (iv) a description of each tenant's business and a copy of each tenant's current financial statements;

                  (v) an Environmental Report disclosing no condition which could reasonably be expected to have a Material Adverse Effect on the operation or value of such Property, irrespective of any third party indemnification obligations;

                  (vi) a physical and structural inspection report prepared by a reputable engineer or consultant disclosing no condition which could reasonably be expected to have a Material Adverse Effect on the operation or value of such Property, irrespective of any third party indemnification obligations;

                  (vii)  a Survey; and

                  (ix) a copy of the owner's Title Policy which, if more than 60 days old, shall be accompanied by an updated title report.

         "UNENCUMBERED ELIGIBLE PROPERTY" has the meaning set forth in Section 2.19.

         "UNENCUMBERED ELIGIBLE PROPERTY NOI" means, for any period, Unencumbered Eligible Property Income minus Unencumbered Eligible Property Expenses. For such purposes:

                  (A) "Unencumbered Eligible Property Income" means, for the applicable period the revenues received from the operation of the Unencumbered Eligible Property, limited to base rent plus reimbursement of taxes and operating expenses and similar items of additional rent payable under applicable leases, but excluding security and other deposits held in reserve or trust, percentage rent and income generated from services rendered to third parties, all as determined in accordance with generally accepted accounting principles except that any rent leveling adjustments shall be deducted from rental income; and

                  (B) "Unencumbered Eligible Property Expenses" means for the applicable period all operating expenses incurred by any Borrower or Guarantor in connection with or relating to the operation of such Unencumbered Eligible Property, but shall (i) exclude interest expense; (ii) exclude depreciation and other non-cash expenses; (iii) exclude capital expenditures or any other items which would not be treated as operating expenses under GAAP; (iv) include an accrual for management fees equal to the greater of (a) three percent (3%) of gross revenues from such Unencumbered Eligible Property or (b) the actual management fees; and (v) include periodic expenses (such as but not limited to property taxes, insurance, utilities, routine maintenance and repairs).

         For the purposes of calculating Unencumbered Eligible Property NOI with respect to Properties acquired or sold, Unencumbered Eligible Property NOI will be adjusted to include or exclude (as appropriate) that Property's contribution on a historical or pro forma basis reasonably acceptable to Agent.

         "WHOLLY-OWNED SUBSIDIARY" means any Subsidiary of which Lexington, LCIF or LCIFII shall at any time own directly or indirectly through a Subsidiary or Subsidiaries, 100% of the outstanding voting interests and one hundred percent (100%) of the economic interests except for directors qualifying shares and the like.

         "WITHOUT RECOURSE" OR "WITHOUT RECOURSE" means with reference to any obligation or liability, any obligation or liability for which the obligor thereunder is not liable or obligated other than as to its interest in a designated Property or other specifically identified asset only, subject to such limited exceptions to the non-recourse nature of such obligation or liability, such as fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions involving institutional lenders at the time of the incurrence of such obligation or liability.

                                    EXHIBIT B

                         UNSECURED REVOLVING CREDIT NOTE

$______________________                                   Dated:  July __, 1998

       FOR VALUE RECEIVED, the undersigned, LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P.; LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP; and SAVANNAH WATERFRONT HOTEL, LLC (collectively, the "Borrowers" and individually a "Borrower") HEREBY PROMISE TO PAY, jointly and severally, to the order of _____________ (the "Lender"), the lesser of (a) ____________ DOLLARS ($________) or (b) the aggregate principal amount then outstanding of the Loans made by the Lender to the Borrowers pursuant to that certain Unsecured Revolving Credit Agreement dated as of July __, 1998, among the Borrowers, the Lender, the other financial institutions from time to time parties thereto as Lenders, and Fleet National Bank, as Agent, (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), on July ___, 2001, unless sooner accelerated in accordance with the provisions of the Credit Agreement. Capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

                  The Borrowers further promise to pay interest on the unpaid principal amount of each Loan at the times and at the rates provided in the Credit Agreement.

       Interest, fees and other amounts which are calculated hereunder on the basis of a rate per annum shall be computed on the basis of a 360-day year for the actual number of days elapsed.

       If Borrowers shall fail to make any payment of principal or interest on any portion of a Loan or any other amount becoming due, hereunder or under any of the Loan Documents within ten (10) days of the date such payment is due, Borrowers shall be subject to a late charge of five percent (5%) of the amount of such payment. Borrowers shall be entitled to a one-time waiver of the late charge prior to the Revolving Credit Termination Date. Subsequent waivers shall be at the Agent's discretion. Upon the occurrence and during the continuance of an Event of Default, Borrowers shall pay interest (to the extent permitted by law in the case of interest on overdue interest) on such defaulted amount accruing from and including the date of such Event of Default up to but excluding the date of actual payment (after as well as before judgment) at a rate per annum which is the sum of (i) four percent (4%) plus (ii) the Applicable Rate otherwise payable.

       All payments of principal and interest in respect of this Promissory Note shall be made to the Agent in lawful money of the United States of America in same day funds for the account of the Lender in accordance with the terms of the Credit Agreement. Each Loan made by the Lender to the Borrowers pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender on its books and records.

       This Note is one of the Notes referred to in, is executed and delivered pursuant to, and is entitled to the benefits of, the Credit Agreement, to which reference is hereby made for a statement of the terms and conditions under which this Note may be prepaid or the Obligations accelerated or extended. This Note evidences Borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The terms and conditions of the Credit Agreement are hereby incorporated in their entirety herein by reference as though fully set forth herein. Upon the occurrence of certain Events of Default as more particularly described in the Credit Agreement, the unpaid principal amount evidenced by this Note shall become, and upon the occurrence and during the continuance of certain other Events of Default, such unpaid principal amount may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

       THIS NOTE AND THE OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWERS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON EACH BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION OF THE CREDIT AGREEMENT. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

       Each Borrower promises to jointly and severally pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection or enforcement of this Note upon the occurrence and continuance of a Default or Event of Default. Each Borrower and every endorser and guarantor of this Note of the obligation represented hereby waives diligence, presentment, protest, demand and notice of every kind (other than notices expressly required hereunder or under any other Loan Documents) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder and asserts to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of any collateral and to the addition or release of any other party primarily or secondarily liable.

       BORROWER AND EACH OTHER PERSON WHO SHALL BECOME LIABLE FOR ALL OR ANY PART OF THIS NOTE, HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION OF WHICH THIS NOTE IS A PART AND/OR IN THE ENFORCEMENT BY HOLDER OF ANY OF ITS RIGHTS AND REMEDIES HEREUNDER OR UNDER APPLICABLE LAW. EACH BORROWER AND SUCH OTHER PARTY ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER BY ITS ATTORNEY.

       IN WITNESS WHEREOF, each of the Borrowers have caused his Promissory Note to be executed and delivered by its duly authorized officer as of the day and year first above written.

LEXINGTON CORPORATE PROPERTIES TRUST

By:_____________________________
     T. Wilson Eglin
     Its: President

LEPERCQ CORPORATE INCOME FUND L.P.

By:      LEX GP-1, Inc. its general partner

         By:_________________________
              T. Wilson Eglin
              Its: Vice President

LEPERCQ CORPORATE INCOME FUND II L.P.

By:      LEX GP-1, Inc., its general

         By:______________________
              T. Wilson Eglin
              Its: Vice President

UNION HILLS ASSOCIATES

By:      Lepercq Corporate Income
         Fund, L.P., its general partner

         By:      Lex GP-1, Inc. its general partner

                  By:________________________
                      T. Wilson Eglin
                      Its: Vice President

LEX GP-1, INC.

By:________________________
     T. Wilson Eglin
     Its: Vice President

  LEX LP-1, INC.

By:________________________
     T. Wilson Eglin
     Its: Vice President

PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP

By:      Lepercq Corporate Income Fund II, L.P.,
         Its general partner

         By:      LEX GP-1, Inc., its general partner

                  By:________________________
                      T. Wilson Eglin
                      Its: Vice President

SAVANNAH WATERFRONT HOTEL, LLC.

By:     Lepercq Corporate Income Fund, L.P.,
         Its general partner

         By:      LEX GP-1, Inc.

                  By:__________________
                      T. Wilson Eglin
                      Its: Vice President

                                    EXHIBIT C

                           FORM OF NOTICE OF BORROWING


                                                       __________________, 199__


Fleet National Bank
111 Westminster Street
Suite 800
Providence, Rhode Island  02903

Attention:  Commercial Real Estate Group

Ladies and Gentlemen:

       Reference is made to that certain Unsecured Revolving Credit Agreement dated as of July ___, 1998 (such agreement, as it may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Credit Agreement) among LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P.; LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP; and SAVANNAH WATERFRONT HOTEL, LLC, jointly and severally, as Borrowers, the institutions from time to time party thereto as Lenders and Fleet National Bank, as Agent.

       The Borrowers hereby give you notice, irrevocably, pursuant to Section 2.5(a) of the Credit Agreement that the Borrowers hereby request a Borrowing under the Credit Agreement, and in that connection, set forth below is the information required in respect thereof under the Credit Agreement:

                (i) The proposed Funding Date is [date].

                (ii) The proposed Borrowing is of $____________ in [Eurodollar Loans] [and] [$___________ in Base Rate Loans].

                [(iii) The initial Interest Period applicable to the Eurodollar Loans, if applicable, is [one, three or six months].

       Borrowers' Representative hereby certifies to the Agent and each of the Lenders on behalf of each of the Borrowers that the conditions precedent contained in Section [5.1 (in the case of the first Borrowing)] [5.2 (in the case of each subsequent Borrowing)] are satisfied on the date hereof and will be satisfied on the proposed Borrowing Date except as follows (if any):

       Please pay the proceeds of such Loans into the account whose details are given below:


              _______________

              _______________

              _______________


       Executed as of this _____ day of  ________, 199___ .



                                     LEXINGTON CORPORATE PROPERTIES TRUST
                                     as Borrowers' Representative


                                     By:_______________________________________
                                        Its:___________________________________

                                    EXHIBIT D


            FORM OF CERTIFICATE OF UNENCUMBERED ELIGIBLE PROPERTIES;
                  MAXIMUM AVAILABILITY AND CURRENT AVAILABILITY



Fleet National Bank
111 Westminster Street, Suite 800
Providence, Rhode Island  02903

Attention:  Commercial Real Estate Group

Ladies and Gentlemen:

       Reference is made to that certain Unsecured Revolving Credit Agreement dated as of July ___, 1998 (such agreement, as it may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Credit Agreement) among LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P.; LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP; and SAVANNAH WATERFRONT HOTEL, LLC, jointly and severally, as Borrowers, the institutions from time to time party thereto as Lenders and Fleet National Bank, as Agent ("Agent").

       Pursuant to Section 2.5 of the Credit Agreement, the undersigned hereby certifies and warrants to Agent and each of the Lenders on behalf of each Borrower that as of , 199 :


I.       Unencumbered Eligible Properties:

         Unencumbered Eligible Properties are as follows:


Address                                  Total Unencumbered Eligible
                                         Property NOI for the two (2) most
                                         fiscal quarters ending [date]
1.
2.
3.
4.
5.
6.

                              Total                                                       $______________


II.      Maximum  Availability:
         (a)      Revolving Credit Commitments in effect                                                          $______________
                  on the date hereof:

         (b)      55% of the Capitalized Value of Unencumbered Eligible Properties:                               $______________

         (c)      MADSC Amount*                                                                                   $______________
                  * See Calculation on Schedule I to Exhibit D

         (d)      NPV of Unencumbered Eligible Property NOI (from Schedule
                  II-(d)(iii)) Plus 10% of Capitalized Value.
                  (i)    Class I Credit Tenants x 100% (from Schedule II-(d)(i))                                  $______________
                  (ii)   Class II Credit Tenants  x  70% (from Schedule II-(d)(ii))                               $______________
                  (iii)  10% of Capitalized Value of Unencumbered                                                 $______________
                         Eligible Properties (from Schedule II-(d)(iii))
                  (iv)   Sum of (i), (ii) and (iii)                                                               $______________

         (e)      Lesser of (a), (b), (c) or (d):                                                                 $______________

         (f)      The quotient of (d)(i) above divided by 60%                                                     $______________

                  (Class I Tenants as a Percentage of Unencumbered
                  Eligible Properties must be at least 60% of (e) above)

         (g)      The lesser of (e) or (f) above                                                                  $______________

III.     Current Availability:

         (a)         Maximum Availability (from II (g) above)                             $______________

         (b)         Total Unsecured Debt                                                 $______________

         (c)         Current Availability ((a) minus (b)):                                $______________

         (d)         Total Advance Requested (must be less than (c))                      $______________

         (e)         Ending Availability ((c) minus (d))                                  $______________


         In preparing this Certificate and attached Schedules, an authorized officer of the undersigned entity has conducted, or caused to be conducted under his or her supervision, such investigations as in his or her opinion are necessary and satisfactory in scope and substance to determine the facts set forth herein and upon which Agent, each of the Lenders and the undersigned entity are justified in relying.

       WITNESS the due execution of this Certificate by the undersigned's duly authorized representative on , 199 .


                                     LEXINGTON CORPORATE PROPERTIES TRUST,
                                     as Borrowers' Representative


                                      By:______________________________________
                                         Its:__________________________________

         SCHEDULE I TO CERTIFICATE OF UNENCUMBERED ELIGIBLE PROPERTIES; MAXIMUM AVAILABILITY AND CURRENT AVAILABILITY


1.       Total Unencumbered Eligible Property NOI
         (from Schedule II-(d)(iv) attached)                                                         $________

2.       Maximum Assumed Debt Service (1 above divided by 1.6)                                       $________

3.       Maximum Assumed Monthly Debt Service (2 above divided by 12)                                $________

4.       Monthly Debt Service Constant

         (a)      10-year Treasury yield (date)                           ________%

         (b)      Assumed interest rate ((a) plus 2.25%)                  ________%

         (c)      Monthly Debt Service Constant                           ________%
                  (based on (b) above divided by twelve and a
                  240 month amortization)

5.       MADSC Amount

         (a)      MADSC AMOUNT: Maximum Assumed Monthly
                  Debt Service divided by Monthly Debt Service Constant                              $________

      SCHEDULE II-(d)(i) TO CERTIFICATE OF UNENCUMBERED ELIGIBLE PROPERTY;
                  MAXIMUM AVAILABILITY AND CURRENT AVAILABILITY



------------------------------------------------------------------------------------------------------------------------------
10-yr.      Discount      Property 1   Property 2   Property 3   Property 4   Property 5   Property 6   Property 7   Grand
Treasury    Rate                                                                                                     Total
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

      SCHEDULE II-(d)(ii) TO CERTIFICATE OF UNENCUMBERED ELIGIBLE PROPERTY;
                 MAXIMUM AVAILABILITY AND CURRENT AVAILABILITY



-----------------------------------------------------------------------------------------------------------------------------
10-yr.        Discount Rate      Property 1         Property 2          Grand Total        Adjustment         Adjusted
Treasury                                                                                   Factor             Total
-----------------------------------------------------------------------------------------------------------------------------
                                                                                           70%
-----------------------------------------------------------------------------------------------------------------------------

     SCHEDULE II-(d)(iii) TO CERTIFICATE OF UNENCUMBERED ELIGIBLE PROPERTY;
                  MAXIMUM AVAILABILITY AND CURRENT AVAILABILITY

                                                  Fiscal              Fiscal
                                                 Quarter             Quarter
     Unencumbered Eligible Property               ending              ending
                                                  (Date)              (Date)              Total
Base Rent                                   $_________          $_________          $_________
Other Revenue (describe)                    $_________          $_________          $_________

     Total Revenue                          $_________          $_________          $_________
Operating Expenses (describe)               $_________          $_________          $_________
Management Fee (greater of
3% of Total Revenue or actual
expense)                                    $_________          $_________          $_________

    Total Expenses                          $_________          $_________          $_________

Unencumbered Eligible Property NOI
(Total Revenue minus Total Expense)         $                   $                   $          x 2 = $__________ (a)
                                             =========           =========           =========
                                                                                    (a) divided by 9.5% = $________

Capitalized Value                                                                   $_________

      SCHEDULE II-(d)(iv) TO CERTIFICATE OF UNENCUMBERED ELIGIBLE PROPERTY;
                 MAXIMUM AVAILABILITY AND CURRENT AVAILABILITY

                                   EXHIBIT E

             FORM OF CERTIFICATE OF TOTAL DEBT TO CAPITALIZED VALUE

Fleet National Bank, as Agent
111 Westminster Street, Suite 800
Providence, Rhode Island 02903
Attention: Commercial Real Estate Group

Ladies and Gentlemen:

     Reference is made to that certain Unsecured Revolving Credit Agreement dated as of July 22, 1998 (such agreement, as it may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Credit Agreement) among LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P.; LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP; and SAVANNAH WATERFRONT HOTEL, LLC, jointly and severally, as Borrowers, the institutions from time to time party thereto as Lenders and Fleet National Bank, as Agent ("Agent").

     Pursuant to Section 2.5 of the Credit Agreement, the undersigned hereby certifies and warrants to Agent and each of the Lenders on behalf of each Borrower that as of ____________, 199__:

       (a)    Total Debt                                 $___________
       (b)    Capitalized Value (from Schedule I)        $___________

       Total Debt to Capitalized Value (from Schedule I)
       ((a) divided by (b) converted to a percentage)                 _________

       Must not exceed 55%

     In preparing this Certificate and the attached Schedule, an authorized officer of the undersigned entity has conducted, or caused to be conducted under his or her supervision, such investigations as in his or her opinion are necessary and satisfactory in scope and substance to determine the facts set forth herein and upon which Agent, each of the Lenders and the undersigned entity are justified in relying.

     WITNESS the due execution of this Certificate by the undersigned's duly authorized representative on ____________, 199__.

                                        LEXINGTON CORPORATE PROPERTIES TRUST,
                                        as Borrowers' Representative

                                        By:__________________________________

                                          Its:________________________________

        SCHEDULE I: WORKSHEET TO CERTIFICATE OF TOTAL DEBT TO CAPITALIZED
                                VALUE DATED [  ]


Calculations:

                                                                            Previous
                                                    Fiscal      Fiscal      Fiscal
                                                    Quarter     Quarter     Quarters

1. EBIDA
   (a) Consolidated net income from operations..... $           $           $
   (b) Plus depreciation and amortization.......... $           $           $
   (c) Plus interest expense....................... $           $           $
   (d) Adjustment for gains (losses) from asset
       sales and extraordinary items............... $           $           $
   (e) Adjustment for minority interest of any
       Borrower or Guarantor to the extent deducted
       from (a) above.............................. $           $           $
                                                    --------    --------    --------

   EBIDA (sum of (a) through (e)).................. $           $           $
   less non-incremental revenue generating capital
   expenditures ("Cap Exp")........................ $           $           $
                                                    --------    --------    --------
   EBIDA less Cap Exp.............................. $           $           $

2. Adjusted EBIDA for Capitalized Value Calculation

   (f) EBIDA....................................... $           $           $
     (g) Pro forma/Historical adjustment for asset
         sales..................................... $           $           $
     (h) Pro forma/Historical adjustment for
         acquisitions.............................. $           $           $

   Adjusted EBIDA for Capitalized Value (sum of (f)
   through (h)).................................... $           $           $

3. Capitalized Value
   (a) Adjusted EBIDA for the two previous fiscal
       quarters....................................                         $
   (b) Capitalization rate. (9.5%).................

   Capitalized Value (((a) multiplied by (2))
   divided by (b)).................................                         $

                                    EXHIBIT F

                          FORM OF COMPETITIVE BID NOTE


$________________                                          _____________, 19__


         FOR VALUE RECEIVED, the undersigned LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P.; LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP; and SAVANNAH WATERFRONT HOTEL, LLC (collectively, the "Borrowers" and individually a "Borrower"), promise to pay to the order of ___________________ (the "Lender") at the Agent's office in accordance with the provisions of the Credit Agreement.

         (a) on [insert applicable maturity, which is last day of Interest Period] (the "Bid Maturity Date") the principal amount of ________________ DOLLARS ($___________ or, if less, the aggregate unpaid principal amount of Competitive Bid Loans advanced by the Lender to the Borrowers pursuant to the Unsecured Revolving Credit Agreement dated as of July _____, 1998 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrowers, the Lender, Fleet National Bank, as Administrative Agent, and other parties thereto; and

         (b) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the Bid Maturity Date hereof at the times provided in the Credit Agreement and at the rate of _______%.

         This Note evidences Competitive Bid Loans under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Lender and any holder hereof pursuant to the Credit Agreement or by operation of law is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of the Funding Date of any Competitive Bid Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Competitive Bid Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Competitive Bid Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Competitive Bid Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due in accordance with the provisions hereof.

         The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives diligence, presentment, protest, demand and notice of every kind (other than notices expressly required hereunder or under any other Loan Documents) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder and asserts to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of any collateral and to the addition or release of any other party primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWERS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN THE CREDIT AGREEMENT. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

    This Note shall be governed by the laws of the State of New York.

       IN WITNESS WHEREOF, each of the Borrowers have caused his Promissory Note to be executed and delivered by its duly authorized officer as of the day and year first above written.

LEXINGTON CORPORATE PROPERTIES TRUST

By:_____________________________
     T. Wilson Eglin
     Its: President

LEPERCQ CORPORATE INCOME FUND L.P.

By:      LEX GP-1, Inc. its general partner

         By:_________________________
              T. Wilson Eglin
              Its: Vice President

LEPERCQ CORPORATE INCOME FUND II L.P.

By:      LEX GP-1, Inc., its general

         By:______________________
              T. Wilson Eglin
              Its: Vice President

UNION HILLS ASSOCIATES

By:      Lepercq Corporate Income
         Fund, L.P., its general partner

         By:      Lex GP-1, Inc. its general partner

                  By:________________________
                      T. Wilson Eglin
                      Its: Vice President

LEX GP-1, INC.

By:________________________
     T. Wilson Eglin
     Its: Vice President

  LEX LP-1, INC.

By:________________________

     T. Wilson Eglin
     Its: Vice President

PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP

By:      Lepercq Corporate Income Fund II, L.P.,
         Its general partner

         By:      LEX GP-1, Inc., its general partner

                  By:________________________
                      T. Wilson Eglin
                      Its: Vice President

SAVANNAH WATERFRONT HOTEL, LLC.

By:     Lepercq Corporate Income Fund, L.P.,
         Its general partner

         By:      LEX GP-1, Inc.

                  By:__________________
                      T. Wilson Eglin
                      Its: Vice President

                                             Amount of Principal Paid                Balance of                      Notation
Date               Amount of Loan                   or Prepaid                    Principal Unpaid                    Made by
----               --------------                   ----------                    ----------------                    -------

                                    EXHIBIT G

                      FORM OF COMPETITIVE BID QUOTE REQUEST

Fleet National Bank
111 Westminster Street
Suite 800
Providence, RI 02903

Attention: Commercial Real Estate Group

         Re:      Competitive Bid Quote Request

         This Competitive Bid Quote Request is given in accordance with Section 2.6(c) of the Unsecured Revolving Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of July _____, 1998 by and among
(a) LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P., LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP; AND SAVANNAH WATERFRONT HOTEL, LLC. (b) FLEET NATIONAL BANK AND THE OTHER LENDERS (COLLECTIVELY, THE "LENDERS") and (c) FLEET NATIONAL BANK AS AGENT FOR THE LENDERS (the "Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

The Borrower hereby requests that the Agent obtain quotes for a [Eurodollar] [Absolute] Competitive Bid Loan based upon the following:

         1. The requested Funding Date of the Competitive Bid Loan shall be ______, 19 (1)

         2. The aggregate amount of the Competitive Bid Loans shall be ___________(2)

         3. The duration of the Interest Period applicable hereto shall be __________ (3)

                                            Very truly yours,

                                            LEXINGTON CORPORATE PROPERTIES TRUST
                                            as Borrowers' Representative

                                            By:__________________________
                                            Its:__________________________

(1) The date must be a Business Day.

(2) This amount shall be $5,000,000 or larger multiple of $1,000,000.

(3) The stated Interest Period is subject to the provisions of the definition of Interest Period.

                                    EXHIBIT H

                  FORM OF INVITATION FOR COMPETITIVE BID QUOTES


Fleet National Bank
111 Westminster Street
Suite 800
Providence, RI 02903

Attention: Commercial Real Estate Group

Re:      Invitation for Competitive Bid Quotes

         This Competitive Bid Quote Request is given in accordance with Section 2.6(c) of the Unsecured Revolving Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of July _____, 1998 by and among
(a) LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P., LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP; AND SAVANNAH WATERFRONT HOTEL, LLC. (collectively the "Borrowers" and individually a "Borrower") (b) FLEET NATIONAL BANK AND THE OTHER LENDERS (collectively, the "Lenders") and (c) FLEET NATIONAL BANK as agent for the Lenders (the "Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         Pursuant to Section 2.6(c) of the Credit Agreement, you are invited to submit a competitive bid quote to the Borrowers' Representative for the following proposed Competitive Bid Loan(s):

Requested Borrowing Date          Principal Amount           Interest Period





         Such Competitive Bid Quotes should specify a Competitive Bid Margin in the case of a requested Eurodollar Competitive Bid Loan, or a Competitive Bid Rate in the case of a requested Absolute Competitive Bid Loan.

         All Competitive Bid Quotes must be submitted to the Agent by telex or facsimile transmission at its offices as specified in the Credit Agreement not later than (a) 2:00 p.m. (New York City time) on the fourth Eurodollar Business Day prior to the proposed Funding Date, in the case of a Eurodollar Competitive Bid Loan, or (b) 10:00 a.m. (New York City time) on the day prior to the proposed Funding Date in the case of an Absolute Competitive

Bid Loan(4). Quotes received after these deadlines will not be forwarded to the Borrowers' Representative.

         Submitted bids must be for $2,000,000 or a larger multiple of $1,000,000 and may not exceed the aggregate principal amount of Competitive Bid Loans for which offers were requested. All Competitive Bid Quotes should be submitted in substantially the form of Exhibit I to the Credit Agreement. Please follow-up your submitted written bids with telephone verification to confirm receipt.

                                                     Very truly yours,

                                                     FLEET NATIONAL BANK,
                                                     as Administrative Agent


                                                     By:_______________________
                                                              Name:
                                                              Title:

(4) The Agent may submit Competitive Bid Quotes in its capacity as a Lender only if submitted to the Borrowers' Representative not later than (a) one hour prior to the deadline for the other Lenders, in the case of a Eurodollar Competitive Bid Loan or (b) 15 minutes prior to the deadline for the other Lenders, in the case of an Absolute Competitive Bid Loan.

                                    EXHIBIT I

                          FORM OF COMPETITIVE BID QUOTE


Fleet National Bank
111 Westminster Street
Suite 800
Providence, RI 02903

Attention: Commercial Real Estate Group

         Re:      Competitive Bid Quote to Lexington Corporate Properties Trust

         This Competitive Bid Quote Request is given in accordance with Section 2.6(c) of the Unsecured Revolving Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of July _____, 1998 by and among
(a) LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P., LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP; AND SAVANNAH WATERFRONT HOTEL, LLC. (collectively the "Borrowers" and individually a "Borrower")(b) FLEET NATIONAL BANK AND THE OTHER LENDERS (collectively, the "Lenders") and (c) FLEET NATIONAL BANK AS AGENT FOR THE LENDERS (the "Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         In response to the Competitive Bid Quote Request of the Borrowers' Representative dated _________, 19__, we hereby make the following Competitive Bid Quote on the following terms:

1.       Quoting Lender: ___________________

2.       Person to contact at Quoting Lender: ______________________

3.       Funding Date (5) ____________________

4. We hereby offer to make Competitive Bid Loan(s) in the following maximum principal amounts for the following Interest Period(s) and at the following rates:


Maximum Principal Amount (6)             Interest Period  (7)         Competitive Bid Margin  (8)       Competitive Rate  (9)

We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Competitive Bid Loan(s) for which any offer(s) [is] [are] accepted, in whole or in part.

                                                       Very truly yours,

                                                       [NAME OF LENDER]


                                                       By:______________________
                                                                Name:
                                                                Title:

Dated:_________________



(5) As specified in the related Competitive Bid Quote Request.

(6) The principal amount bid for each Interest Period may not exceed the principal amount requested. Competitive Bid Quotes must be made for at least $2,000,000 or a larger multiple of $1,000,000, and in accord with the other provisions of Section 2.6(e)(ii) of the Credit Agreement.

(7) As specified in the related Competitive Bid Quote Request.

(8) To be specified in the case of a Eurodollar Competitive Bid Loan, in accord with the provisions of Section 2.6(e)(ii)(d) of the Credit Agreement.

(9) To be specified in the case of an Absolute Competitive Bid Loan, in accord with the provisions of Section 2.6(e)(ii)(e) of the Credit Agreement.

                                    EXHIBIT J


                         FORM OF NOTICE OF ACCEPTANCE OR
                   NON-ACCEPTANCE OF COMPETITIVE BID QUOTE(S)


Fleet National Bank
111 Westminster Street
Suite 800
Providence, RI 02903

Attention: Commercial Real Estate Group

         Re:  Acceptance of Competitive Bid Quotes

Date of Competitive Bid Loan Quote:                ____________________
Type of Competitive Bid Loan Requested:            ____________________
                                                   [Eurodollar] [Absolute]
Requested Funding Date:                            ____________________


                  Under Section 2.6(g) of the Unsecured Revolving Credit Agreement (the "Credit Agreement") dated as of July ____, 1998, Lexington Corporate Properties Trust hereby accepts the following Competitive Bid Quote(s):

         Principal                                               Competitive Bid Rate/
      Amount of Quote            Interest Period(s)             Competitive Bid Margin                 Lender
      ---------------            ------------------             ----------------------                 ------





Lexington Corporate Properties Trust hereby rejects the following Competitive Bid Quote(s):

         Principal                                                Competitive Bid Rate/
      Amount of Quote             Interest Period(s)              Competitive Bid Margin                    Lender
      ---------------             ------------------              ----------------------                    ------

         The accepted and rejected Competitive Bid Quotes described above constitute all Competitive Bid Quotes submitted by the Lenders in accordance with Section 2.6(g) of the Credit Agreement.

                                            Very truly yours,


                                            LEXINGTON CORPORATE PROPERTIES TRUST
                                            as Borrowers' Representative

                                            By:___________________________
                                            Its:__________________________

                                    EXHIBIT K

                    FORM OF NOTICE OF CONTINUATION/CONVERSION


                                                       __________________, 199__
Fleet National Bank
111 Westminster Street
Suite 800
Providence, Rhode Island  02903

Attention:  Commercial Real Estate Group

Ladies and Gentlemen:

       Reference is made to that certain Unsecured Revolving Credit Agreement dated as of July ___, 1998 (such agreement, as it may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Credit Agreement) among LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P.; LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP; and SAVANNAH WATERFRONT HOTEL, LLC, jointly and severally, as Borrowers, the institutions from time to time party thereto as Lenders and Fleet National Bank, as Agent. The Borrowers hereby give you notice pursuant to Section 2.8(c) of the Credit Agreement for the Loans specified below that they elect to:

       1. [Continue as Eurodollar Loans $______________ in aggregate principal amount of the outstanding Eurodollar Loans, the current Interest Period of which ends on ____________ , 19__].

       2. [Convert to [Base Rate Loans] [Eurodollar Loans] $ in aggregate principal amount of the outstanding [Eurodollar Loans, the current Interest Period of which ends on ] [Base Rate Loans]].

       3. The date for such [continuation] [and] [conversion] shall be       .

       4. [The Interest Period for such continued or converted (as applicable) Eurodollar Loans is requested to be [a month period].

       Borrowers' Representative hereby certifies to the Agent and each of the Lenders on behalf of each Borrower that on the date hereof there are no prohibitions under the Credit Agreement to the requested conversion/continuation, and no such prohibitions will exist on the date of the requested conversion/continuation.

       Executed as of this     day of     , 199 .

                                   LEXINGTON CORPORATE PROPERTIES TRUST
                                   as Borrowers' Representative



                                   By:______________________________________
                                   Its:_____________________________________

                                    EXHIBIT L

                              ENVIRONMENTAL REPORTS


                      Lexington Corporate Properties Trust
                              Environmental Summary


                                                                        REPORT
TENANT                         PROPERTY ADDRESS                          DATE
------                         ----------------                         ------
Honeywell, Inc.                19019 N. 59th                            Nov-94
                               Glendale, AZ 85301

Wal-Mart Stores, Inc.          Highway 21 South                         Apr-96
                               Jacksonville, AL

Wal-Mart Stores East, Inc.     7055 Highway 85 South                    Oct-95
                               Riverdale, GA

Johnson Controls, Inc.         46600 Port Street                        Jul-91
                               Plymouth, MI  48170                      Sep-95

Johnson Control, Inc.          15911 Progress Drive                     Feb-95
                               Cottondale, AL  35453                    Oct-95
                                                                        Jan-96

Stevens-Arnold, Inc.           1301 California Circle                   Dec-97
(BICC Public Limited Co.)      Milipitas, CA  95035

Allied Holdings, Inc.          160 Clairemont Road                      Feb-98
                               Decatur, GA 30329

Jones Apparel Group, Inc.      250 Rittenhouse Circle                   Jan-98
                               Bristol, PA 19007

Fleet Mortgage Group, Inc.     2210 Enterprise Drive                    Jun-98
                               Florence, SC

                                    EXHIBIT M

                                   TENANT ROLL


         Name of Tenant                              Location
         --------------                              --------
1.       Honeywell, Inc.                             19019 N. 59th Avenue
                                                     Glendale, AZ

2.       Wal-Mart Stores East, Inc.                  7055 Highway 85 South
                                                     Riverdale, GA

3.       Wal-Mart Stores, Inc.                       Highway 21 South
                                                     Jacksonville, AL

4.       Johnson Controls, Inc.                      46600 Port Street
                                                     Plymouth, MI

5.       Johnson Controls, Inc.                      15911 Progress Drive
                                                     Cottondale, AL

6.       Stevens-Arnold, Inc.                        1301 California Circle
                                                     Milipitas, CA

7.       Allied Holdings, Inc.                       160 Claremont Road
                                                     Decatur, GA

8.       Jones Apparel Group, Inc.                   250 Rittenhouse Circle
                                                     Bristol, PA

9.       Fleet Mortgage Group, Inc.                  2210 Enterprise Drive
                                                     Florence, SC

                                    EXHIBIT N

                  ORGANIZATIONAL STRUCTURE AND RELATED MATTERS

                      LEXINGTON CORPORATE PROPERTIES TRUST
                (Formerly: Lexington Corporate Properties, Inc.)


ORGANIZED: Maryland (CT)                 December 23, 1997
           Lexington Corporate Properties, Inc. was originally formed as a Delaware corp. on 10/14/92; Lexington Corporate
           Properties--Maryland, Inc. was formed in Maryland on 4/19/94;
           the DE. corp. Merged into MD corp. 6/27/94 as Lexington Corporate Properties, Inc.;
           Lexington Corporate Properties, Inc. merged into Lexington Corporate Properties Trust on 12/31/97.


QUALIFIED: Alabama (CT)          (Inc.) May 22, 1996
           Georgia (CT)          (Inc.) November 28, 1995
           Michigan (CT)         November 4, 1998
           New York              May 11, 1998
           North Carolina (CT)   (Inc.) December 20, 1996
           Ohio (CT)             (Inc.) December 23, 1996 WITHDRAWAL PENDING
           Tennessee (CT)        (Inc.) December 18, 1997
           Virginia (CT)         (Inc.) December 22, 1997


STOCK:     AUTHORIZED:           90,000,000 Shares, $0.0001 Par Value as
           follows:
                                 40,000,000 Common
                                 40,000,000 Excess
                                 10,000,000 Preferred
           ISSUED:               20,000,000 Common
                                 2,000,000 Class A Senior Cum. Convertible
                                 Preferred
           OUTSTANDING: COMMON:  Check with Tom Watt at Chemical Mellon 946-7189
           PREF.CL.A:            2,000,000 to Five Arrows Realty (Rothschild)


TRUSTEES:  E. Robert Roskind     Seth M. Zachary
           Richard J. Rouse      Carl D. Glickman
           T. Wilson Eglin       Kevin W. Lynch
                                 John D. McGurk


                                                            CONTINUED ON PAGE 2>

LEXINGTON CORPORATE PROPERTIES TRUST                                      PAGE 2





OFFICERS:      Chairman & Co-CEO:            E. Robert Roskind
               Vice Chairman & Co-CEO:       Richard J. Rouse
               President & COO:              T. Wilson Eglin
               Vice President & CAO:         Paul R. Wood
               CFO:                          Patrick Carroll (elected 5/20/98)
               Senior Vice President:        Stephen C. Hagen (elected 3/25/97)
               Vice President:               Janet M. Kaz
                                             Philip L. Kianka (elected 2/11/98)
               Secretary:                    Paul R. Wood
               Treasurer:                    Patrick Carroll (elected)


TAX ID#:       13-3717318

DESCRIPTION:   A REIT formed to convert LCIF and LCIF II Units to Stock.

PROPERTY:      Jacksonville, AL:  Wal-Mart Store (purchased 5/31/96)
               Cottondale, AL: Johnson Controls (purchased 2/19/97)
               Bessemer, AL:  Allegiance/Baxter (CRIT merger 12/31/97)
               Riverdale, GA:  Wal-Mart Store (purchased 12/1/95)
               Plymouth, MI: Johnson Controls (purchased 12/23/96)
               Franklin, NC: SKF USA (purchased 12/23/96)
               Gordonsville, TN:  Dana (CRIT merger 12/31/97)
               Richmond, VA: Circuit City (CRIT merger 12/31/97)

                                LXP CANTON, INC.


ORGANIZED:    Delaware (CT)        December 27, 1995


QUALIFIED:    Ohio (CT)            January 24, 1996


STOCK:        Authorized:          1,000 Common, $0.01 Par Value
              Issued & Out:        1,000 Shares @ $10. Agg. to Lexington (100%)


DIRECTORS:    E. Robert Roskind
              Richard J. Rouse
              T. Wilson Eglin


OFFICERS:     President:           E. Robert Roskind
              Vice Presidents:     Richard J. Rouse
                                   T. Wilson Eglin
                                   Patrick Carroll (elected 1/1/99)
                                   Paul R. Wood
              Secretary:           Patrick Carroll (elected 1/1/99)
              Treasurer:           T. Wilson Eglin
              Assistant Secretary: Paul R. Wood


TAX ID#:      13-3873869


DESCRIPTION:  Acquired Canton, OH property from Lexington and holds loan from
              Merrill Lynch Credit Corporation.


PROPERTY:     Canton, OH: Scandinavian Health Spa

                             LEXINGTON PHOENIX CORP.


ORGANIZED:    Arizona (CT)          May 23, 1997


QUALIFIED:


STOCK:        Authorized:           1,000 Common, $0.01 Par Value
              Issued & Out:         1,000 Shares @ $10. Agg. to Lexington (100%)


DIRECTORS:    Richard J. Rouse
              T. Wilson Eglin
              E. Robert Roskind (elected 1/1/99)


OFFICERS:     Chairman:             Richard J. Rouse
              President:            T. Wilson Eglin
              Vice President:       Dianne R. Smith
              Secretary:            Patrick Carroll (elected 1/1/99)
              Treasurer:            T. Wilson Eglin


TAX ID#:      13-3963035


DESCRIPTION:  Owner of Bull Computers


PROPERTY:     Phoenix, AZ:  Bull Computers (purch. 7/9/97)

                                   LXP I, L.P.


FORMED:         April 12, 1995                Delaware (CT)


QUALIFIED:      California (CT)               April 26, 1995
                Connecticut (CT)              May 5, 1998
                Illinois (CT)                 April 26, 1995
                Iowa (CT)                     May 6, 1998
                Michigan (CT)                 April 25, 1995
                New Jersey (CT)               April 27, 1995
                New York                      April 26, 1995
                Ohio (CT)                     April 26, 1995
                Oregon (CT)                   April 26, 1995
                Pennsylvania (CT)             April 25, 1995
                Tennessee (CT)                April 26, 1995


GENERAL PARTNER:LXP I, Inc. (1%)


LIMITED PARTNER:Lepercq Corporate Income Fund L.P. (99%)


TAX ID#:        13-3828793


TERM:           4/1/2035


PROPERTY:       Modesto, CA: Continental Can/Crown Cork & Seal (purch. 9/26/86)
                Southington, CT: Hartford Fire Ins. (purch. 10/2/86)--
                   transferred from LCIF, 6/3/98; substitute for Ross sale
                Countryside, IL: Bally Total Fitness (purch. 7/13/87)
                Waterloo, IA: Ryder (purch 1/31/97)--transferred from LCIF,
                6/3/98; substitute for Ross sale
                Marshall, MI: 2 Tenneco Automotive stores/Walker Mfg. (purch.
                8/18/87)
                Voorhees, NJ: Bally Total Fitness (purch. 7/15/87)
                Dewitt, NY: Bally Total Fitness (purch. 8/19/87)
                Mansfield, OH:  White Consolidated (purch. 7/28/87)
                Oberlin, OH: Johnson Controls (purch. 12/23/96)--transferred from Lexington, 6/3/98; substitute for Ross sale
                Newport, OR: Fred Meyer store owned by F.M. Associates (purch.
                9/9/87)
                Mechanicsburg, PA: NFC Public Limited/Exel Log. (purch. 10/5/90)
                Memphis, TN:  Federal Express (purch. 2/24/88)


NOTE:           REMIC--Issuer is LXP Funding Corp.
                All 11 properties were transferred from LCIF L.P. on 5/19/95. Subsidiary of Lexington which is the sole shareholder of LXP I, Inc.

                                   LXP I, INC.


ORGANIZED:   Delaware (CT)          April 12, 1995


QUALIFIED:   California (CT)        April 26, 1995
             Illinois (CT)          April 25, 1995
             Michigan (CT)          April 25, 1995
             New Jersey (CT)        April 27, 1995
             New York               April 26, 1995
             Ohio (CT)              April 26, 1995
             Oregon (CT)            April 26, 1995
             Pennsylvania (CT)      April 25, 1995
             Tennessee (CT)         April 25, 1995


STOCK:       Authorized:            1,000 Common, $0.01 Par Value
             Issued & Out:          100 Shares @ $100. Agg. to Lexington (100%)


DIRECTORS:   E. Robert Roskind      T. Wilson Eglin
             Richard J. Rouse       John B. Vander Zwaag


OFFICERS:    President:             E. Robert Roskind
             Vice Presidents:       Richard J. Rouse
                                    T. Wilson Eglin
                                    Patrick Carroll (elected 1/1/99)
             Secretary:             Patrick Carroll (elected 1/1/99)
             Treasurer:             T. Wilson Eglin


TAX ID#:     13-3828792


DESCRIPTION: Sole general partner of LXP I, L.P., which acquired 11 properties from LCIF L.P. on May 19, 1995.

                                 LEX GP-1, INC.


ORGANIZED:   Delaware (CT)            July 21, 1993


QUALIFIED:   Arizona (CT)             November 25, 1994
             California (CT)          November 4, 1994 WITHDRAWAL 12/5/95
             Florida (CT)             April 8, 1996
             Hawaii (CT)              February 3, 1997
             Illinois (CT)            November 9, 1994 WITHDRAWAL 10/10/95
             Massachusetts (CT)       November 3, 1994
             Ohio (CT)                November 22, 1994 WITHDRAWAL 9/95
             Oregon (CT)              February 3, 1997
             South Carolina (CT)      April 30, 1998
             Tennessee (CT)           February 4, 1994 WITHDRAWAL 9/95
             Utah (CT)                March 14, 1997


STOCK:       Authorized:              100 Common, $0.001 Par Value
             Issued & Out:            100 Shs. @ $100 Agg. to Lex. Corp. Prop.


DIRECTORS:   E. Robert Roskind
             Richard J. Rouse
             T. Wilson Eglin


OFFICERS:    Chairman:                E. Robert Roskind
             President:               E. Robert Roskind
             Vice Presidents:         Richard J. Rouse
                                      T. Wilson Eglin
                                      Patrick Carroll (elected 1/1/99)
                                      Stephen C. Hagen (elected 12/1/97)
                                      Natasha Roberts (elected 1/1/99)
             Secretary:               Richard J. Rouse
             Treasurer:               T. Wilson Eglin
             Assistant Secretary:     Antonia G. Trigiani
                                      Stephen C. Hagen (elected 12/1/97)
                                      Patrick Carroll (elected 1/1/99)


TAX ID#:     13-3797734


DESCRIPTION: New General Partner of LCIF L.P. and LCIF II L.P.


PROPERTY:    Owned by LCIF L.P. and LCIF II L.P.


NOTE:        LEX GP-2, INC. MERGED INTO THIS CORP. ON 12/29/95.

                                 LEX LP-1, INC.


ORGANIZED:     Delaware (CT)            July 21, 1993


QUALIFIED:


STOCK:         Authorized:              100 Common, $0.001 Par Value
               Issued & Out:            100 Shs. @ $100 Agg. to Lex. Corp. Prop.


DIRECTORS:     E. Robert Roskind
               Richard J. Rouse
               T. Wilson Eglin


OFFICERS:      Chairman:                E. Robert Roskind
               President:               E. Robert Roskind
               Vice Presidents:         Richard J. Rouse
                                        T. Wilson Eglin
                                        Patrick Carroll (elected 1/1/99)
               Secretary:               Richard J. Rouse
               Treasurer:               T. Wilson Eglin
               Assistant Secretary:     Patrick Carroll (elected 1/1/99)


TAX ID#:       13-3797736


DESCRIPTION:   New Limited Partner of LCIF L.P. (Was limited partner of Lex
               M-1, L.P. which merged into LCIF L.P. on 10/12/93.)


PROPERTY:


NOTE:          LEX LP-2, INC. MERGED INTO THIS CORP. ON 12/29/95.

                                   LXP I, INC.


ORGANIZED:     Delaware (CT)         April 12, 1995


QUALIFIED:     California (CT)       April 26, 1995
               Illinois (CT)         April 25, 1995
               Michigan (CT)         April 25, 1995
               New Jersey (CT)       April 27, 1995
               New York              April 26, 1995
               Ohio (CT)             April 26, 1995
               Oregon (CT)           April 26, 1995
               Pennsylvania (CT)     April 25, 1995
               Tennessee (CT)        April 25, 1995


STOCK:         Authorized:           1,000 Common, $0.01 Par Value
               Issued & Out:         100 Shares @ $100. Agg. to Lexington (100%)


DIRECTORS:     E. Robert Roskind     T. Wilson Eglin
               Richard J. Rouse      John B. Vander Zwaag


OFFICERS:      President:            E. Robert Roskind
               Vice Presidents:      Richard J. Rouse
                                     T. Wilson Eglin
                                     Patrick Carroll (elected 1/1/99)
               Secretary:            Patrick Carroll (elected 1/1/99)
               Treasurer:            T. Wilson Eglin


TAX ID#:       13-3828792


DESCRIPTION:   Sole general partner of LXP I, L.P., which acquired 11
               properties from LCIF L.P. on May 19, 1995.

                                  LXP II, L.P.


FORMED:                April 12, 1995                Delaware (CT)


QUALIFIED:             California (CT)               April 26, 1995
                       Nevada (CT)                   April 26, 1995
                       New York                      May 10, 1995
                       Oregon (CT)                   April 26, 1995


GENERAL PARTNER:                                     LXP II, Inc. (1%)


LIMITED PARTNER:       Lepercq Corporate Income Fund II L.P. (99%)


TAX ID#:               13-3828798


TERM:                  4/1/2035


PROPERTY:              Sacramento, CA: Circuit City Store (purch. 10/27/88)
                       Las Vegas, NV: Circuit City Store (purch. 12/20/88)
                       Reno, NV: Circuit City Store (purch. 12/20/88)
                       Klamath Falls, OR: Fred Meyer (purch. 3/9/88)


NOTE:                  REMIC--Issuer is LXP Funding Corp.
                       All 4 properties were transferred from LCIF II L.P. on 5/19/95. Subsidiary of Lexington which is the sole shareholder of LXP II, Inc.

                                  LXP II, INC.


ORGANIZED:    Delaware (CT)         April 12, 1995


QUALIFIED:    California (CT)       April 26, 1995
              Nevada (CT)           May 8, 1995
              New York              May 10, 1995
              Oregon (CT)           April 26, 1995


STOCK:        Authorized:           1,000 Common, $0.01 Par Value
              Issued & Out:         100 Shares @ $100. Agg. to Lexington (100%)


DIRECTORS:    E. Robert Roskind     T. Wilson Eglin
              Richard J. Rouse      Francis P. Lively, Jr.


OFFICERS:     President:            E. Robert Roskind
              Vice Presidents:      Richard J. Rouse
                                    T. Wilson Eglin
                                    Patrick Carroll (elected 1/1/99)
              Secretary:            Patrick Carroll (elected 1/1/99)
              Treasurer:            T. Wilson Eglin


TAX ID#:      13-3828796


DESCRIPTION:  Sole general partner of LXP II, L.P., which acquired 4 properties
              from LCIF II L P.                on May 19, 1995.

                       LEPERCQ CORPORATE INCOME FUND L.P.


FORMED:           March 14, 1986         Delaware (CT)


QUALIFIED:        Arizona (CT)           December 5, 1986
                  California (CT)        April 28, 1997
                  Connecticut (S of S)   October 6, 1986    WITHDRAWAL PENDING
                  Florida (CT)           May 4, 1998
                  Georgia (CT)           April 28, 1998
                  Hawaii (CT)            February 3, 1997
                  Illinois (CT)          July 1, 1987       WITHDRAWAL 11/15/95
                  Iowa (CT)              April 6, 1998      WITHDRAWAL PENDING
                  Massachusetts (CT)     February 6, 1990
                  Michigan (CT)          September 8, 1987
                  New Jersey             July 10, 1987      WITHDRAWAL PENDING
                  New York               July 30, 1987      WITHDRAWAL PENDING
                  Ohio (CT)              November 22, 1994  WITHDRAWAL PENDING
                  Oklahoma (CT)          January 9, 1997
                  Oregon (CT)            February 3, 1997
                  Pennsylvania (Sec.St)  January 11, 1991
                  South Carolina (CT)    April 30, 1998
                  Tennessee (CT)         December 18, 1989  WITHDRAWAL 6/26/97
                  Texas (CT)             January 9, 1997
                  Utah (CT)              March 14, 1997
                  Washington (CT)        January 13, 1997


GENERAL PARTNER:                         Lex GP-1, Inc. (.5701%)


LIMITED PARTNERS:                        Lex LP-1, Inc. (57.562%)


SPECIAL L PS:     Roskind (.3930%);  Rouse (.1510%);  Whiting (.0846%);
                  Altabef (.0616%);  Peterson (.0245%);  A. Monk (.0382%);
                  E. Monk (.0382);  The LCP Group (.2637%)--Total 1.0548%.


PROPERTY L PS:    Barnes Rockshire Associates Limited Partnership
                  Barngiant Livingston Associates Limited Partnership
                  Barnhale Modesto Properties
                  Barnhech Montgomery Associates Limited Partnership
                  Barnvyn Bakersfield Associates L.P.
                  Barnward Brownsville Properties


RED BUTTE L PS:   Red Butte Creek Associates Limited Partnership


EXPANSION L PS:   Toy Properties Associates II
                  Toy Properties Associates V
                  Fort Street Partners Limited Partnership


                                                             CONTINUED ON PAGE 2

LEPERCQ CORPORATE INCOME FUND L.P.                                        PAGE 2


PACIFIC PLACE L PS:    Pacific Place Partners Ltd. (non-affiliate P/S--Steve
                       Lawrence)


PHOENIX L P:           Phoenix Hotel Associates Limited Partnership


SAVANNAH L P:          Savannah Waterfront Hotel L.L.C.


ANCHORAGE L P:         RBH Ventures


TRADEMARK LANCASTER L P:     Trademark Lancaster, L.P.


COLUMBIA L P:          Columbia Property Associates Limited Partnership


Tax ID#:               13-3779859        (old: 13-3356627)


Term:                  12/31/2093


PROPERTY:              Glendale, AZ: Honeywell (OWNED BY UNION HILLS
                       ASSOCIATES--acq. 11/24/86)
                       Lancaster, CA: Michael's (OWNED BY LEXINGTON LANCASTER
                       L.L.C.--acq. 6/19/98)
                       Milpitas, CA: BICC (acq. 12/31/97)
                       Rancho Bernardo, CA: Cymer, Inc. (acq. 5/2/97)
                       Palm Beach Gardens, FL: PGA/Wackenhut (acq. 5/18/98)
                       Decatur, GA: Allied Holdings (acq. 12/31/97)
                       Honolulu, HI: Liberty House (transfer Fort Street
                       12/31/96)
                       Hebron, KY: Fidelity (OWNED BY SAVANNAH: acq. in a tax-free exchange 3/27/98)
                       Marlborough, MA: Honeywell/Lockheed (acq. 7/22/97)
                       Auburn Hills, MI: General Motors (acq. 7/1/98)
                       Livonia, MI: 2 Kelsey: Hayes-Headquarters & R&D bldg.
                       (Kirco merger acq. 3/27/98)
                       Tulsa, OK: Toys `R' Us (transfer Toys II 12/31/96-Owned by Lexington Toy II Trust)
                       Clackamas, OR: Toys `R' Us (transfer Toys II 12/31/96-
                       Owned by Lexgtn Toy II Trust)
                       PA: 3 Exel Logistics: 1 in Mechanicsburg, 2 in New
                       Kingstown (acq. 3/18/97 subsequent to Pacific Place merger)
                       Bristol, PA: Jones Apparel (OWNED BY PHOENIX-acq. in tax-free exchange 3/26/98)
                       Columbia, SC: Stone Container (acq. 5/15/98)
                       Florence, SC: Fleet Mortgage Group (acq. 7/1/98)
                       Dallas, TX: Firstplus Financial (acq. 9/4/97)
                       Houston, TX: Toys `R' Us (transfer Toys V 12/31/96-Owned by Lexington Toy V Trust)
                       Salt Lake City, UT: Northwest Pipeline (transfer Red
                       Butte 5/22/96-Owned by Lexington Northwest Trust)
                       Lynwood, WA: Toys `R' Us (transfer Toys II 12/31/96-Owned by Lexington Toy II Trust)

                                                             CONTINUED ON PAGE 3

LEPERCQ CORPORATE INCOME FUND L.P.                                        PAGE 3


NOTE:                  Delaware File #2085780
                       Barnhale Modesto Properties, L.P. merged into LCIF on 12/31/98.
                       Previously Qualified in Oregon 9/17/87 and withdrew 9/13/95.
                       Previously Qualified in California 9/26/86 and withdrew 11/22/95.
                       Marlborough, MA: Stratus Computer (purch. 1/30/90) SOLD 9/2/97.
                       Southington, CT: Hartford Fire Ins. (purch. 10/2/86) transferred to LXP I, 6/3/98.
                       Waterloo, IA: Ryder (purch. 10/31/97) transferred to LXP I, 6/3/98.


L P CLOSINGS:          Property L Ps exchange of L.P. Units only August 1, 1995
                       Red Butte L Ps closed May 22, 1996
                       Expansion L Ps closed December 31, 1996
                       Pacific Place L Ps merger March 10, 1997
                       Phoenix L Ps exchange of L.P. Units January 29, 1998
                       Savannah L Ps exchange of L.P. Units January 29, 1998
                       Anchorage L Ps exchange of L.P. Units May 8, 1998
                       Trademark Lancaster L Ps exchange of L.P. Units June 19,
                       1998
                       Columbia L Ps exchange of L.P. Units January 22, 1999

                 BARNES ROCKSHIRE ASSOCIATES LIMITED PARTNERSHIP
                   (formerly: Barngiant Rockshire Associates)


FORMED:           May 1, 1977                   Maryland (CT)
                                                Refiled w/Sec. of State 3/7/91


QUALIFIED:


GENERAL PARTNER:  Barnes Properties, Inc. (0%)
                  LCIF L.P. (2.5%)


LIMITED PARTNER:  Investors (04.749%)
                  LCIF L.P. (92.751%)


TAX ID#:          13-3876952    (old #13-2974383)


TERM:             l2/31/2057


PROPERTY:         Rockville, MD: Giant Foods


NOTE:             Exchange of Units to Lepercq Corporate Income Fund L.P.
                  effective 8/1/95.

               BARNGIANT LIVINGSTON ASSOCIATES LIMITED PARTNERSHIP


FORMED:          June 30, 1976                 Maryland (CT)
                                               Refiled w/Sec. of State 7/1/82


QUALIFIED:


GENERAL PARTNER: Barnes Properties, Inc. (0%)
                 LCIF L.P. (1%)


LIMITED PARTNER: Investors (34.293%)
                 LCIF L.P. (64.707%)


TAX ID#:         13-3876953    (old #13-2888951)


TERM:            12/31/2034


PROPERTY:        Oxon Hill, MD: Giant Foods


NOTE:            Exchange of Units to Lepercq Corporate Income Fund L.P.
                 effective 8/1/95.
                 See Partnership Schematic.

                        BARNHALE MODESTO PROPERTIES, L.P.


FORMED:          December 28, 1973        New York L.P.       MERGED 12/31/98


QUALIFIED:       California (CT)          1/28/78


GENERAL PARTNER: Barnes Properties, Inc. (0%)
                 LCIF L.P. (2.5%)


LIMITED PARTNER: Investors (33.25%)
                 LCIF L.P. (64.25%)


TAX ID#:         13-3876954    (old #13-6681823)


TERM:            11/30/2075


PROPERTY:        Laguna Hills, CA: Carter Hawley Hale Store (Orange County)


NOTE:            MERGED INTO LCIF L.P. ON 12/31/98.
                 Exchange of Units to Lepercq Corporate Income Fund L.P. effective 8/1/95.

               BARNHECH MONTGOMERY ASSOCIATES LIMITED PARTNERSHIP


FORMED:           June 24, 1980                 Maryland, Montgomery County (CT)
                                                Refiled w/Sec. of State 7/1/82


QUALIFIED:


GENERAL PARTNER:  Barnes Properties, Inc. (0%)
                  LCIF L.P. (1%)


LIMITED PARTNER:  Investors (66.15%)
                  LCIF L.P. (32.85%)


TAX ID#:          13-3030553


TERM:             12/31/2056


PROPERTY:         Bethesda (Montgomery County), MD: Hechinger


NOTE:             Exchange of Units to Lepercq Corporate Income Fund L.P.
                  effective 8/1/95.

                       BARNVYN BAKERSFIELD ASSOCIATES L.P.


FORMED:          January 3, 1977               California
                                               Refiled w/Sec. of State 4/22/93


QUALIFIED:


GENERAL PARTNER: Barnes Properties, Inc. (0%)
                 LCIF L.P. (2.5%)


LIMITED PARTNER: Investors (81%)
                 LCIF L.P. (16.5%)


TAX ID#:         13-2900292


TERM:            12/31/2027


PROPERTY:        Bakersfield, CA: Mervyns


NOTE:            Exchange of Units to Lepercq Corporate Income Fund L.P.
                 effective 8/1/95.

                         BARNWARD BROWNSVILLE PROPERTIES


FORMED:                December 28, 1973             New York L.P.


QUALIFIED:


GENERAL PARTNER:       Barnes Properties, Inc. (0%)
                       LCIF L.P. (2.5%)


LIMITED PARTNER:       Investors (38%)
                       LCIF L.P. (59.5%)


TAX ID#:               13-3876957   (old #13-6684422)


TERM:                  11/30/2075


PROPERTY:              Brownsville, TX: Montgomery Ward


NOTE:                  Exchange of Units to Lepercq Corporate Income Fund L.P.
                       effective 8/1/95.

                             UNION HILLS ASSOCIATES


FORMED:                November 17, 1986             Arizona General Partnership


QUALIFIED:


MANAGING PARTNER:       Lepercq Corporate Income Fund L.P.  (99%)


PARTNER:               Union Hills Associates II  (1%)


TAX ID#:               13-3779863     (old #13-3388433)


TERM:                  12/31/2026


PROPERTY:              Glendale, AZ: Honeywell (formerly Sperry Space)


NOTE:

                            UNION HILLS ASSOCIATES II


FORMED:                November 17, 1986             Arizona General Partnership


QUALIFIED:


MANAGING PARTNER:      Lepercq Corporate Income Fund L.P.  (99%)


PARTNER:               Union Hills , Inc.  (1%)


TAX ID#:               13-3779862     (old #13-3388434)


TERM:                  12/31/2026


PROPERTY:              Glendale, AZ: Honeywell (OWNED BY UNION HILLS ASSOCIATES)


NOTE:

                                UNION HILLS, INC.


ORGANIZED:             Delaware (CT)                 October 10, 1986


QUALIFIED:             Arizona (CT)                  November 21, 1986
                       Oregon (CT)                   December 20, 1988
                                                     WITHDRAWAL 12/15/95


STOCK:                 Authorized:                   1,000 Common, $1.00 Par
                                                     Value
                       Issued & Out:                 1,000 shares @ $1,000 Agg.
                       (100%)                        to LCP Group


DIRECTORS:             E. Robert Roskind


OFFICERS:              President:                    E. Robert Roskind
                       Vice Presidents:              Richard J. Rouse
                                                     T. Wilson Eglin
                                                     Patrick Carroll
                                                     (elected 1/1/99)
                                                     Denise E. DeBaun
                       Secretary:                    E. Robert Roskind
                       Assistant Secretary:          Patrick Carroll
                                                     (elected 1/1/99)


TAX ID#:               13-3378935


DESCRIPTION:           A Partner of Union Hills Associates II, which is an
                       Arizona General Partnership. LCIF is the Managing Partner of the partnership, as well as of Union Hills Associates.
                       Former Partner of F.M. Associates II, an Oregon General
                       Partnership of which LCIF was the managing G.P.


PROPERTY:              Phoenix, AZ -Honeywell -- OWNED BY UNION HILLS ASSOCIATES

                          LEXINGTON FEDERAL WAY L.L.C.


ORGANIZED:             Washington (CT)               May 7, 1998


QUALIFIED:


OWNERSHIP:             Phoenix Hotel Associates Limited Partnership (100.00%)


MANAGERS:              Phoenix Hotel Associates Limited Partnership


MEMBERS:               Phoenix Hotel Associates Limited Partnership


TERM:                  December 31, 2048


TAX ID#:               same as Phoenix: 86-0377297


DESCRIPTION:           Formed to purchase property.


PROPERTY:              Federal Way, WA:  Eagle Hardware  (purch. 5/8/98)


NOTE:                  Part of 1031 Tax-Free Exchange.

                           LEXINGTON ANCHORAGE L.L.C.


ORGANIZED:             Delaware (CT)                 May 7, 1998


QUALIFIED:             Alaska (CT)                   May 18, 1998


OWNERSHIP:             Phoenix Hotel Associates Limited Partnership (100.00%)


MANAGERS:              Phoenix Hotel Associates Limited Partnership


MEMBERS:               Phoenix Hotel Associates Limited Partnership


TERM:                  December 31, 2048


TAX ID#:               same as Phoenix: 86-0377297


DESCRIPTION:           Formed to purchase property.


PROPERTY:              Anchorage, AK:  Eagle Hardware  (purch. 5/8/98)


NOTE:                  Exchange of LCIF Units.
                       Part of 1031 Tax-Free Exchange.

                          SAVANNAH WATERFRONT HOTEL LLC


ORGANIZED:             Georgia (CT)                  November 15, 1995


QUALIFIED:             Kentucky (CT)                 March 18,1998


OWNERSHIP:             Lepercq Corporate Income Fund L.P. (100.00%)


MANAGERS:              Lepercq Corporate Income Fund L.P.


MEMBERS:               Lepercq Corporate Income Fund L.P.


TERM:                  Maximum permitted under Georgia statute.


TAX ID#:               58-2206613


DESCRIPTION:           (Originally formed to own and operate the Savannah Hyatt
                       Regency; Waterfront Hotel Company, the former owner of the property, was merged into this company in April, 1996.)


PROPERTY:              Hebron, KY: Fidelity Investments  (purch. 3/27/98)


NOTE: Some Members exchanged ownership for Units in LCIF 1/29/98. IRS Section 1031 Tax Free Exchange: purched Fidelity. Formerly owned Hyatt Regency Hotel in Savannah, GA --SOLD 1/8/98.

                             NORTH TAMPA ASSOCIATES


FORMED:                March 29, 1988                Florida General Partnership


QUALIFIED:


MANAGING PARTNER:      Lepercq Corporate Income Fund II L.P.  (99.9%)


PARTNER:               North Tampa-II, Inc.  (0.1%)


TAX ID#:               13-3779865     (old #13-3468236)


TERM:                  12/31/2028


PROPERTY:              Tampa, FL: Time, Inc.


NOTE:

                              NORTH TAMPA-II, INC.


ORGANIZED:             Delaware (CT)                 March 29, 1988


QUALIFIED:


STOCK:                 Authorized:                   200 Common, $0.01 Par Value
                       Issued & Out:                 1 share @ $10 Agg. to LCP
                                                     Group (100%)


DIRECTORS:             E. Robert Roskind


OFFICERS:              President:                    E. Robert Roskind
                       Vice Presidents:              T. Wilson Eglin
                                                     Patrick Carroll
                                                      (elected 1/1/99)
                                                     Denise E. DeBaun
                       Secretary:                    E. Robert Roskind
                       Assistant Secretary:          Patrick Carroll
                                                      (elected 1/1/99)


TAX ID#:               13-3468072


DESCRIPTION:           A Partner of North Tampa Associates, which is a Florida
                       General Partnership that owns a building in Tampa, Florida net leased to Time, Inc.; Lepercq Corporate
                       Income Fund II L.P. is the Managing Partner.


PROPERTY:              Tampa, FL - Time, Inc. -- OWNED BY NORTH TAMPA ASSOCIATES

                      LEPERCQ CORPORATE INCOME FUND II L.P.


FORMED:      January 27, 1987         Delaware (CT)


QUALIFIED:   Arizona (CT)             November 29, 1988
             California (CT)          October 18, 1988      WITHDRAWAL 11/22/95
             Florida (CT)             October 26, 1987
             Minnesota (CT)           April 4, 1988         WITHDRAWAL PENDING
             Nevada (CT)              November 29, 1988     WITHDRAWAL 12/11/95
             Oregon (CT)              February 16, 1988     WITHDRAWAL 9/13/95


GENERAL PARTNER: Lex GP-1, Inc. (0.62852%)


LIMITED PARTNER: Lex LP-1, Inc. (63.84614%)


SPECIAL L PS:    Roskind (.44231%);  Rouse (.16999%);  Whiting (.09499%);
                 Altabef (.06919%);  A. Monk (.04459%); E. Monk (.04459%);
                 The LCP Group (.30764%)--Total 1.07831%.


PHOENIX L P:     E. Robert Roskind (4.44125%)


WARREN L P:      Warren Property Associates


G P OF:          Phoenix Hotel Associates Limited Partnership (1%)


TAX ID#:         13-3779864        (old: 13-3414611)


TERM:            12/31/2093


PROPERTY:        Phoenix, AZ: Bank One (purch. 11/30/88)
                 Jacksonville, FL: Unisource (purch. 7/28/88)
                 Tampa, FL: Time, Inc.  (OWNED BY NORTH TAMPA ASSOCIATES--purch.
                 3/31/88)
                 Tampa, FL: Time Cust. Svc. (purch. 11/3/87)


NOTE: The former General Partner, Lex GP-2, Inc., and Limited Partner, Lex LP-2, Inc., merged into the current G.P. and L.P. on 12/29/95.


L P CLOSINGS:    Phoenix Hotel Associates Limited Partnership: Exchange of L.P.
                 Units 1/29/98.
                 Warren Property Associates: Exchange of L.P. Units 8/27/98.

                                    EXHIBIT O

                         COVENANT COMPLIANCE CERTIFICATE



Fleet National Bank
111 Westminster Street, Suite 800
Providence, Rhode Island  02903

Attention:  Commercial Real Estate Group

Gentlemen:

          Reference is made to that certain Unsecured Revolving Credit Agreement dated as of July ___, 1998 (such agreement, as it may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Credit Agreement) among LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P.; LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP; and SAVANNAH WATERFRONT HOTEL, LLC, jointly and severally, as Borrowers, the institutions from time to time party thereto as Lenders and Fleet National Bank, as Agent ("Agent").

         Pursuant to Section 6.1 and 6.2 of the Credit Agreement, the undersigned hereby certifies and warrants to Agent and each of the Lenders on behalf of each Borrower that as of___________________, 199 :

                  1. The financial statements attached hereto were prepared in accordance with GAAP, consistently applied throughout the period referenced therein, and present fairly the financial condition and results of operations of ____________ as of _____________, and for the
                   ended on          , 199_.

                  2. The representations and warranties set forth in the Credit Agreement are true and correct for each Borrower with the same effect as if made on and as of this date, except as follows (if any):


                  3. Attached as Schedule I and Schedule II hereto is an accurate statement of the data regarding the financial covenants referenced in the sections of the Credit Agreement identified in
         Schedule I. Each Borrower has duly performed and complied with each covenant, condition, agreement and other obligation of or applicable to such Borrower under the Credit Agreement and each other "Loan Document" as defined therein, except as follows (if any):



                  4. No Default or Event of Default under the Credit Agreement exist, except as follows (if any):



         In preparing this Certificate and attached Schedules, an authorized officer of the undersigned entity has conducted, or caused to be conducted under his or her supervision, such investigations as in his or her opinion are necessary and satisfactory in scope and substance to determine the facts set forth herein and upon which Agent, each of the Lenders and the undersigned entity are justified in relying.

         WITNESS the due execution of this Certificate by the undersigned's duly
authorized representative on         , 199_.


                                   LEXINGTON CORPORATE PROPERTIES TRUST
                                   as Borrowers' Representative


                                   By:_______________________________________
                                        Its:_________________________________

             SCHEDULE I TO COVENANT COMPLIANCE CERTIFICATE DATED [ ]

Covenants:

1.     Minimum Estimated Net Worth
       of Borrowers and Guarantors (Section 7.1(a))

       (a)            Capitalized Value (from Schedule II)                                             $__________
       (b)            Unrestricted cash and Cash Equivalents                                           $__________
       (c)            Total Liabilities                                                                $__________

       Estimated Net Worth (sum of (a) plus (b)
       minus (c)):                                                                                                     $__________

       Must be greater than or equal to the sum of:

       (a)            $225,000,000                                                                     $225,000,000
       (b)            75% of the Net Securities Proceeds received by
                      Lexington after July _____, 1998                                                 $
                                                                                                       ____________

                      Total of (a) plus (b)                                                                            $__________

2.     Debt Service Coverage for the two (2) most recent fiscal quarters
      (Section 7.1(b))

       (a)            EBIDA less Cap Exp (from Schedule II)                                            $__________
       (b)            Debt Service

                      (i)         Interest expense                                   $__________
                      (ii)        Principal payments                                 $__________

                      Debt Service (sum of (i) plus (ii))                                              $__________

       Debt Service Coverage ((a) divided by (b))                                                                       ___________

       Must be greater than or equal to (i) 1.65 x from the Closing Date through December 31, 1998 and (ii) 1.75x from March 31, 1999 through Revolving Credit Termination Date.

3.     Total Debt to Capitalized Value (from Schedule II) (Section 7.1(c))

       (a)            Total Debt                                                                       $__________
       (b)            Capitalized Value (from Schedule II)                                             $__________

       Total Debt to Capitalized Value (from Schedule II)
       ((a) divided by (b) converted to a percentage)                                                                   __________%

       Must not exceed 55%

4.        Unencumbered liquidity (Section 7.1(d))

          (a)      Unrestricted Cash and Cash Equivalents                                      $__________
          (b)      Current Availability under Maximum
                   Revolving Credit Commitment                                                 $__________

          Liquidity (sum of (a) and (b))                                                                        $___________

          Must not be less than $5,000,000

5.        Maximum Secured Recourse
          Debt to Capitalized Value
           (from Schedule II)  (Section 7.1(e))

          (a)      Total Secured Recourse Debt                                                 $__________
          (b)      Capitalized Value (from Schedule II)                                        $__________

          Secured Recourse Debt to Capitalized Value (from Schedule II)
          ((a) divided by (b) converted to a percentage)                                                        ___________%

          Must not exceed 15%

6.        Maximum Loan to Value of Secured Recourse Debt for each Property
          (see attached Schedule of Properties with Supporting Information)
          Section 7.1(e)

          Must not exceed 75% as determined in accordance with Section 7.1(e)

7.        Maximum Permitted Investments (Section 7.1(f))

          (a)      Notes and Mortgages                                                      $__________
          (b)      Unimproved Real Estate                                                   $__________
          (c)      Capitalized Value (from Schedule II)                                     $__________

          Maximum Permitted Notes and Mortgages                                                                 ____________%
          (quotient of (a) divided by (c)
          and converted to a percentage)

          Maximum Unimproved Real Estate
          ((b) divided by (c) and converted to a percentage)                                                    ____________%

          Must not exceed 5% of Capitalized Value in each case

8                Interest Rate Protection (Section 7.1(g))

                 (a) Indebtedness which bears interest rate that is not fixed through the maturity date of such Indebtedness (list each individual loan)

                 (b) Amount of (a) subject to a swap, rate cap or other interest rate management program that effectively converts the interest rate on such amount to a fixed rate. (list expiration date and amount)

        Variable Interest Indebtedness ((a) minus (b)                                       -------------%
        / Capitalized Value and converted to a percentage)

        Must be less than or equal to 12.5% Capitalized Value

9.               Limitation on Construction Activity (Section 7.1(h))

                 (a)      Total value of construction in process (defined
                          as total estimated completed cost of new
                          construction, expansions and redevelopment in
                          process, excluding tenant improvements and
                          property renovation and
                          refurbishment)                                                   $
                                                                                           ---------------
                 (b)      10% of Capitalized Value                                         $
                                                                                           ---------------

                 (a) must be less than (b)

10.              Minimum Fixed Charge Coverage (Section 7.1(i))

                 (a)      EBIDA less Cap Exp (from Schedule II)                            $
                                                                                           ---------------

                 (b)      Debt Service                                                     $
                                                                                           ---------------
                 (c)      Preferred distributions (including dividends)                    $
                                                                                           ---------------

                 The ratio of (a) to the sum of ((b) plus (c))                             ---------------

                 May not be less than 1.5:1.0

11.            Maximum Secured Debt to Capitalized Value (Section 7.1(j))


         (a)      Secured debt or guarantees in respect of
                  money borrowed on a consolidated basis            $___________

         (b)      45% of Capitalized Value                          $___________

         (c)      40% of Capitalized Value                          $___________

         (a) must be less than (b) from the Closing Date through December 30, 1998 and (a) must be less than (c) from December 31, 1998 through the Revolving Credit Termination Date.

12.         Total Unsecured Debt (Section 7.1(k))

         (a)      Total Unsecured Debt                              $___________

         (b)      Maximum Availability                              $___________

         (a) must not exceed (b) at any time.

13.         Limitations on Distributions to FFO (Section 7.1(l))

         (a)      Distributions to Shareholders for four most recent fiscal
                  quarters                                          $___________

         (b)      Funds from Operations for four most recent fiscal quarters
                                                                    $___________

         Distributions to FFO [(a) divided by (b)] must not exceed 95%. _______%

14.         Joint Venture Ownership Interest (Section 7.1(m)).

         (a)      Joint Venture Ownership Interest Value            $___________

         (b)      15% of Capitalized Value                          $___________

         (a) must not exceed (b) at any time.


   Executed as of the           day of           , 199 .
                      ---------        ----------     -

                                       LEXINGTON CORPORATE PROPERTIES, INC.
                                       As Borrowers' Representative


                                       By:
                                          --------------------------------------
                                            Its:
                                                --------------------------------

     SCHEDULE II WORKSHEET TO COVENANT COMPLIANCE CERTIFICATE DATED [ ]


Calculations:

                                                                        Fiscal                  Fiscal                 Previous 2
                                                                        Quarter                 Quarter                 Fiscal
                                                                                                                       Quarters
                                                                        --------------          --------------         ----------


1.  EBIDA                                                               $                       $                      $
     (a)  Consolidated net income from operations                       $                       $                      $
     (b)  Plus depreciation and amortization                            $                       $                      $
     (c)  Plus interest expense                                         $                       $                      $
     (d)  Adjustment for gains (losses) from asset
            sales and extraordinary items.
     (e)  Adjustment for minority interest of any Borrower              $                       $                      $
            or Guarantor to the extent deducted from (a) above           ---------               ----------             -------

     EBIDA (sum of (a) through (e))                                     $                       $                      $
     less non - incremental revenue generating capital
     expenditures ("Cap Exp")                                           $                       $                      $
                                                                         ---------               ---------              --------
     EBIDA less Cap Exp                                                 $                       $                      $

2.  Adjusted EBIDA for Capitalized Value Calculation

     (f) EBIDA                                                          $                       $                      $
        (g)  Pro forma/Historical adjustment for asset sales            $                       $                      $
        (h) Pro forma/Historical adjustment for acquisitions            $                       $                      $

     Adjusted EBIDA for Capitalized Value (sum of (f)                   $                       $                      $
     through (h))

3.  Capitalized Value
     (a)  Adjusted EBIDA for the two previous fiscal                                                                   $
           quarters
     (b)  Capitalization rate. (9.5%)

     Capitalized Value (((a) multiplied by (2)) divided by (b))                                                        $

                                                   Fiscal Quarter       Fiscal Quarter     Previous 2 Fiscal Quarters
                                                   --------------       --------------     --------------------------

Consolidated Net Income
Depreciation
Amortization
Interest
Minority Interest
Ext. Gains/Loss
Ext. Gains/Loss From Property Sold
EBIDA From Property Sold

EBIDA

New Investments, Acquisitions and Dispositions

                                    EXHIBIT P

                       FORM OF TENANT ESTOPPEL CERTIFICATE


To:                   Fleet National Bank ("Lender")
                      111 Westminster Street, Suite 800
                      Providence, RI  02903

Re:                   _______________(the "Premises")

Ladies and Gentlemen:

          This certificate is being furnished to Lender in connection with the making and maintaining of a loan ("Loan") to LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P.; LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP; and SAVANNAH WATERFRONT HOTEL, LLC, jointly and severally, as "Borrowers" under an Unsecured Revolving Credit Agreement dated as of July __, 1998, ("Credit Agreement") by and between Borrowers, the institutions from time to time party thereto as Lenders and Fleet National Bank as Agent.

         The undersigned ("Tenant") is the holder of and tenant under that
certain lease ("Lease") dated           made with            as Landlord and
assigned to Borrower under an Assignment dated          with Borrower becoming
the Landlord with respect to the Premises.


         The Tenant hereby represents and certifies to Agent and each of the Lenders as follows:

         1. The Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way, and, to the best of Tenant's knowledge, neither party thereto is in default, nor does any state of facts exist which with the passage of time or the giving of notice, or both, would constitute a default thereunder;

         2. All conditions under the Lease to be performed by Landlord as of the date hereof (including, without limitation, all work to be performed by Landlord in the Premises) have been satisfied, and all contributions, if any, required to be paid by Landlord under the Lease to date for improvements to the Premises have been paid;

         3. Effective_____________, Tenant is in possession of the Premises and is fully obligated to pay and is paying the rent and other charges due under the Lease and is fully obligated to perform and is performing all of the other obligations of Tenant under the Lease. The termination date of the current term of the Lease is_______________.

         4. The Lease does not provide for any payments (including, without limitation, rent credits) by the Landlord to the undersigned which are presently due and payable or which are due and payable in the future except for a maximum allowance of $____________ for repairs and renovations of which $_________________ has been paid to Tenant to date.

         5. On this date, to the best of Tenant's knowledge, there are no existing defenses or off-sets which Tenant has against the enforcement of the Lease by Landlord;

         6. The base rent being paid under the lease is $________________ per month ($____________per annum). No rent has been paid in advance and, except as hereafter stated, no security has been deposited with the Landlord [if none are so specified, there are no advance rents or security deposits]_________________
_______________________________________________________________________________
______________________________________________________________________________ ;

         7. Tenant will not make any prepayment of rent under the Lease more than one (1) month in advance of the due date thereunder;

         8. The Tenant shall promptly forward to Lender as holder of the Mortgage copies of all notices given by the Tenant to the Landlord pursuant to the Lease;

         9. So long as the Mortgage and Assignment remain undischarged of record, the Tenant shall not amend, modify or cancel the Lease, or consent to an amendment, modification or cancellation of the Lease, or agree to subordinate the Lease to any other mortgage, without Lender's prior written consent in each instance;

         10. The Lease described in the second paragraph of this Certificate is the complete agreement between Landlord and Tenant relating to the Premises and other than described in such second paragraph, there are no amendments, addenda, modifications or supplements thereto and there are no side letters or other arrangements, whether or not constituting amendments, addenda, modifications or supplements thereto relating to the Premises.

         11. Except as provided in the Lease, the Tenant has no options to extend the Lease, to lease additional space at the Premises, or to purchase the Premises, and the Tenant has no right of refusal with respect to leasing additional space or with respect to purchasing the Premises

         12. The interest of the Tenant in the Lease has not been assigned or encumbered, and no part of the Premises has been sublet;

         13. There are no actions, whether voluntary or otherwise, pending against the Tenant and/or any guarantor of the Tenant's obligations under the Lease pursuant to the bankruptcy or insolvency laws of the United States or any state thereof; and

          14. Tenant acknowledges receipt of notice of the Assignment and agrees that upon notice from Lender of a Default under the Loan, Tenant will make all subsequent rental payments directly to Lender, it being understood and agreed that the payment of such rent to Lender under the Assignment shall not be deemed to place control of the Premises on Lender nor to render

Lender liable for the obligations of the Landlord under the Lease. Notwithstanding the Assignment and any payment of rent which may be made to Lender, Lender shall have no duty, liability or obligation under the Lease either by virtue of the Assignment, the exercise thereof, or by any subsequent action taken by Lender, until such time, if ever, as Lender shall notify the Tenant in writing of Lender's election to assume the Landlord's obligation under the Lease, or upon acquisition of the Property by the Lender following foreclosure in which event the purchaser at foreclosure shall be bound by the Lease, but only so long as such purchaser is the owner of the Premises.

         15. This Certificate shall inure to the benefit of Lender, its successors and assigns, and shall be binding upon Tenant and Tenant's successors and permitted assigns.

          16. As contemplated by the Lease, Tenant agrees that no notice from Tenant to Landlord under the Lease shall be effective unless and until a copy of the same is given to Lender (at Lender's address specified herein or such other address as Lender may from time to time specify to Tenant in writing) and Tenant further agrees that the curing of any Landlord default by Lender, or its successors, within a reasonable time after such notice (including a reasonable period of time to obtain possession of the Premises if Lender elects to do so) shall be treated as performance by the Landlord.

         DATED:__________________, 199 and executed as an instrument under seal.


ATTEST:                                           TENANT:

                                                  _____________________________



_____________________________                     By:___________________________
Name:                                                 Name:
Title:                                                Title:

STATE OF_________

_________, ss_____________, 19__.

         Then personally appeared before me_________, the_________________of _____________________ , and acknowledged the foregoing to be such person's free act and deed, as the said corporation and the free act and deed of said corporation and made oath that the facts therein stated are true, accurate and complete.


                                              __________________________
                                              Notary Public
                                              My Commission Expires:

                                      * * *

          The undersigned, the Borrowers' Representative, hereby ratifies and confirms all of the statements set forth above.

          Executed and delivered as a sealed instrument as of the      day
of____________, 199_.



                                       LEXINGTON CORPORATE PROPERTIES TRUST
                                       as Borrowers' Representative


                                       By:___________________________
                                            Its:______________________

                                    EXHIBIT Q

                                  ERISA MATTERS


                                      None.

                                    EXHIBIT R

                        FORM OF ASSIGNMENT AND ACCEPTANCE


                        ASSIGNMENT AND ACCEPTANCE dated ______, 199_, between ____________ (the "Assignor") and ____________ (the "Assignee").

                              PRELIMINARY STATEMENT

                        A. Reference is made to the Unsecured Revolving Credit Agreement dated as of July __, 1998 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") among LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P.; LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP; and SAVANNAH WATERFRONT HOTEL, LLC, the institutions from time to time party thereto as Lenders and Fleet National Bank, as Agent. Capitalized terms used herein and not otherwise defined herein are used as defined in the Credit Agreement.

                        B. The Assignor is a Lender under the Credit Agreement and desires to sell and assign to the Assignee, and the Assignee desires to purchase and assume from the Assignor, on terms and conditions set forth below, a ___ percent ( ___%) interest in the Assignor's Revolving Credit Commitment and related outstanding Loans (the "Assigned Percentage") from the Assignor, together with the Assignor's rights and obligations under the Credit Agreement with respect to the Assigned Percentage.

                        NOW, THEREFORE, the Assignor and the Assignee hereby agree as follows:

                        1. In consideration of the Assignee's payment of $__________, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the Assigned Percentage, together with the Assignor's rights and obligations under the Credit Agreement and all of the other Loan Documents with respect to the Assigned Percentage as of the date hereof (after giving effect to any other assignments thereof made prior to the date hereof, whether or not such assignments have become effective, but without giving effect to any other assignments thereof also made on the date hereof), including, without limitation, the obligation to make Loans and the obligation to participate in Letters of Credit.

                        2. The Assignor (i) represents and warrants that as of the date hereof its Revolving Credit Commitment is $_______ and its Pro Rata Share is ______ percent (____%) (in each case, after giving effect to any other assignments thereof made prior to the date hereof, whether or not such assignments have become effective, but without giving effect to any other assignments thereof made as of the date hereof); (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto.

                        3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(iii) agrees that it shall have no recourse against the Assignor with respect to any matter relating to the Credit Agreement, any of the other Loan Documents, or this Assignment and Acceptance (except with respect to the representations of warranties made by the Assignor in clauses (i) and (ii) of paragraph 2 above);
(iv) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (v) confirms that it is an Eligible Assignee; (vi) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (viii) confirms that, to the best of its knowledge, as of the date hereof, it is not subject to any law, regulation or guideline from any central bank or other Governmental Authority or quasi-governmental authority exercising jurisdiction, power or control over it, which would subject the Borrower to the payment of additional compensation under Section [2.10] or under Section [2.12] of the Credit Agreement; [and] (ix) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office(s) the offices set forth beneath its name on the signature pages hereof [and (x) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty].(1)

                        4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Agent specified on the signature page hereof (the "Effective Date").


--------
(1) If the Assignee is organized under the laws of a jurisdiction outside the United States.

                        5. As of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement with respect to the Assigned Percentage.

                        6. From and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the Assigned Percentage (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

                        7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                        8. This Assignment and Acceptance may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                        IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  [NAME OF ASSIGNOR]


                                   By
                                     -----------------------------------
                                        Title:

                                   Adjusted Pro Rata Share:     ________%

                                   Adjusted Revolving Credit
                                   Commitment:                  $______

                                   [NAME OF ASSIGNEE]


                                   By
                                     -----------------------------------
                                        Title:

                                   Domestic Lending Office (and address
                                   for notices):

                                               [Address]

                                   Eurodollars Lending Office(s):

                                               [Address]

                                   Pro Rata Share:                 _______%

                                   Revolving Credit Commitment:   $_______


Accepted this ____ day of ____________, 19__

FLEET NATIONAL BANK, as Agent


By:
   -----------------------
      Name:
      Title:


By:
   -----------------------
      Name:
      Title:

                                    EXHIBIT S

                                FORM OF GUARANTY


            Guaranty, dated as of __________ ___, 19 by _______________, a
_____________ ____________ (the "Guarantor"), in favor of each of the Lenders (as defined herein) and Fleet National Bank, as Agent (in such capacity, the "Agent") for itself and for the other financial institutions (collectively, the "Lenders") which are or may become parties to the Unsecured Revolving Credit Agreement dated as of July _____1998 among LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P.; LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP; and SAVANNAH WATERFRONT HOTEL, LLC, (collectively the "Borrowers" and individually a "Borrower"), the Agent and the Lenders, as the same may hereafter be amended from time to time (the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

            WHEREAS, the Borrowers, the Agent, the Lenders and the other parties thereto have entered into the Credit Agreement;

            WHEREAS, the Borrowers and the Guarantor are members of a group of related entities, the success of either one of which is dependent in part on the success of the other members of such group;

            WHEREAS, the Guarantor expects to receive substantial direct and indirect benefits from the extensions of credit to the Borrowers by the Lenders pursuant to the Credit Agreement (which benefits are hereby acknowledged);

            WHEREAS, it is a condition precedent to the Agent's and the Lenders' willingness to extend, and to continue to extend, credit to the Borrowers under the Credit Agreement that the Guarantor execute and deliver this Guaranty; and

            WHEREAS, the Guarantor wishes to guaranty each Borrower's obligations to the Lenders and the Agent under and in respect of the Credit Agreement as herein provided.

            NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1. Guaranty of Payment and Performance of Obligations. In consideration of the Lenders making the Loans under the Credit Agreement to each Borrower, the Guarantor hereby unconditionally guarantees to the Agent and each Lender that each Borrower will duly and punctually pay or perform in accordance with the Credit Agreement, (i) all indebtedness, obligations and liabilities of each Borrower to any of the Lenders and the Agent, individually or collectively, under the Credit Agreement or any of the other Loan Documents or in respect of any of the Loans or the Notes (collectively the "Obligations" and individually an "Obligation"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by each Borrower of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that any Lender or the Agent first attempt to collect any of the Obligations from any Borrower or resort to any security or other means of obtaining payment of any of the Obligations which any Lender or the Agent now has or may acquire after the date hereof or upon any other contingency whatsoever. Upon any Event of Default which is continuing by each Borrower in the full and punctual payment and performance of the Obligations, the liabilities and obligations of the Guarantor hereunder shall, at the option of the Agent, become forthwith due and payable to the Agent and to the Lender or Lenders owed the same without demand or notice of any nature, all of which are expressly waived by the Guarantor, except for notices required to be given to such Borrower under the Loan Documents. Payments by the Guarantor hereunder may be required by any Lender or the Agent on any number of occasions.

            2. Guarantor's Further Agreements to Pay. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Agent forthwith upon demand, in funds immediately available to the Agent, all reasonable costs and expenses (without duplication of any such costs or expenses incurred under the Credit Agreement) (including court costs and reasonable legal fees and expenses) incurred or expended by the Agent in connection with this Guaranty and the enforcement hereof after the occurrence and during the continuance of an Event of Default, together with interest on amounts recoverable under this Guaranty from the time after such amounts become due at the default rate of interest set forth in the Credit Agreement; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

            3. Payments. The Guarantor covenants and agrees that the Obligations will be paid strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Lender with respect thereto.

            4. Taxes. All payments hereunder shall be made without any counterclaim or set-off, free and clear of, and without reduction by reason of, any taxes, levies, imposts, charges and withholdings, restrictions or conditions of any nature ("Taxes"), which are now or may hereafter be imposed, levied or assessed by the United States or any political subdivision or taxing authority thereof (or any non-United States jurisdiction in which there is Unencumbered Eligible Property) on payments hereunder, all of which will be for the account of and paid by the Guarantor. If for any reason, any such reduction is made or any Taxes are paid by the Agent or any Lender (except for taxes on income or profits of such Agent or Lender), Guarantor will pay to the Agent or such Lender such additional amounts as may be necessary to ensure that the Agent or such Lender receives the same net amount which it would have received had no reduction been made or Taxes paid.

            5. Consent to Jurisdiction. The Guarantor agrees that any suit for the enforcement of this Guaranty or any of the other Loan Documents may be brought in the courts of the State of New York sitting in New York, New York or any federal court sitting in New York, New York and consents to the non-exclusive jurisdiction of such courts and the service of process in any such suit being made upon the Guarantor by mail at the address specified herein. Except to the extent such waiver is expressly prohibited by law, the Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

            6. Liability of the Guarantor. The Agent on behalf of each Lender shall have the absolute right to enforce the liability of the Guarantor hereunder without resort to any other right or remedy including any right or remedy under any other guaranty, and the release or discharge of any guarantor of any Obligations shall not affect the continuing liability of the Guarantor hereunder.

            It is the intention and agreement of the Guarantor, the Agent and the Lenders that the obligations of the Guarantor under this Guaranty shall be valid and enforceable against the Guarantor to the maximum extent permitted by applicable law. Accordingly, if any provision of this Guaranty creating any obligation of the Guarantor in favor of the Agent and the Lenders shall be declared to be invalid or unenforceable in any respect or to any extent, it is the stated intention and agreement of the Guarantor, the Agent and the Lenders that any balance of the obligation created by such provision and all other obligations of the Guarantor to the Agent and the Lenders created by other provisions of this Guaranty shall remain valid and enforceable. Likewise, if by final order a court of competent jurisdiction shall declare any sums which the Agent or the Lenders may be otherwise entitled to collect from the Guarantor under this Guaranty to be in excess of those permitted under any law (including any federal or state fraudulent conveyance or like statute or rule of law) applicable to the Guarantor's obligations under this Guaranty, it is the stated intention and agreement of the Guarantor, the Agent and the Lenders that all sums not in excess of those permitted under such applicable law shall remain fully collectible by the Agent and the Lenders from the Guarantor. Nothing in the foregoing limits the covenant of certain Borrowers contained in Section 6.22 of the Credit Agreement.

            7. Representations and Warranties; Covenants. (a) The Guarantor hereby makes and confirms the representations and warranties made on its behalf by the Borrowers pursuant to Section 4 of the Credit Agreement, as if such representations and warranties were set forth herein. The Guarantor hereby agrees to perform the covenants set forth in Sections 6 and 7 of the Credit Agreement (to the extent such covenants expressly apply to the Guarantor) as if such covenants were set forth herein. The Guarantor acknowledges that it is, on a collective basis with the Borrowers and all other "Guarantors" (as defined in the Credit Agreement), bound by the covenants set forth in Section 7.1 of the Credit Agreement. The Guarantor hereby confirms that it shall be bound by all acts or omissions of the Borrowers pursuant to the Credit Agreement.

            (b) The Guarantor is a ______________ duly organized, validly existing and in good standing under the laws of the State of ________________ the Guarantor has all requisite power to own its respective properties and conduct its respective business as now conducted and as presently contemplated; and the Guarantor is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where the Unencumbered Eligible Properties or other Property owned or ground-leased by it are located and in each other jurisdiction where such qualification is necessary except where a failure to be so qualified in such other jurisdiction would not have a materially adverse effect on any of its businesses, assets or financial condition. The execution, delivery and performance of this Guaranty and the transactions contemplated hereby (i) are within the authority of the Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of the Guarantor and any general partner or other controlling Person thereof, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Guarantor, (iv) do not conflict with any provision of the organizational documents of the Guarantor or the authority documents of any controlling Person thereof, and (v) do not contravene any provisions of, or constitute a Default or Event of Default hereunder or under the Credit Agreement or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to the Guarantor or any of the Guarantor's properties (except for any such failure to comply under any such other agreement, instrument, judgment, order, decree, permit, license, or undertaking as would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of the Guarantor) or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of the Guarantor.

            (c) The Guaranty has been duly executed and delivered and constitutes the legal, valid and binding obligations of the Guarantor, subject only to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and to the fact that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

            (d) The execution, delivery and performance by the Guarantor of this Guaranty and the transactions contemplated hereby do not require (i) the approval or consent of any governmental agency or authority other than those already obtained, or (ii) filing with any governmental agency or authority.

            8. Effectiveness. The obligations of the Guarantor under this Guaranty shall continue in full force and effect and shall remain in operation until all of the Obligations shall have been paid in full or otherwise fully satisfied, and continue to be effective or be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of any Borrower, or otherwise, as though such payment had not been made or other satisfaction occurred. No invalidity, irregularity or unenforceability of the Obligations by reason of applicable bankruptcy laws or any other similar law, or by reason of any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Obligations, shall impair, affect, be a defense to or claim against the obligations of the Guarantor under this Guaranty.

            9. Freedom of Lender to Deal with each Borrower and Other Parties. The Agent and each Lender shall be at liberty, without giving notice to or obtaining the assent of any Guarantor and without relieving the Guarantor of any liability hereunder, to deal with any Borrower and with each other party who now is or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as the Agent or such Lender in its sole discretion deems fit, and to this end the Guarantor gives to the Agent and each Lender full authority in its sole discretion to do any or all of the following things: (a) extend credit, make loans and afford other financial accommodations to any Borrower at such times, in such amounts and on such terms as the Agent or such Lender may approve, (b) vary the terms and grant extensions of any present or future indebtedness or obligation of any Borrower or of any other party to the Agent or such Lender, (c) grant time, waivers and other indulgences in respect thereto, (d) vary, exchange, release or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Obligations which the Agent or any Lender now has or may acquire after the date hereof, (e) accept partial payments from any Borrower or any such other party, (f) release or discharge, wholly or partially, any endorser or guarantor, and (g) compromise or make any settlement or other arrangement with any Borrower or any such other party.

            10. Unenforceability of Obligations Against Any Borrower; Invalidity of Security or Other Guaranties. If for any reason any Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations undertaken or purported to be undertaken by it or on its behalf, or if any of the moneys included in the Obligations have become irrecoverable from such Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal debtor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security.

            11. Waivers by Guarantor. The Guarantor waives: notice of acceptance hereof, notice of any action taken or omitted by the Agent or any Lender in reliance hereon, and any requirement that the Agent or any Lender be diligent or prompt in making demands hereunder, giving notice of any default by any Borrower or asserting any other rights of the Agent or any Lender hereunder, except for any notice expressly required under the Credit Agreement or other Loan Documents. The Guarantor also irrevocably waives, to the fullest extent permitted by law, all defenses in the nature of suretyship that at any time may be available in respect of the Guarantor's obligations hereunder by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect.

            12. Restriction on Subrogation and Contribution Rights. Notwithstanding any other provision to the contrary contained herein or provided by applicable law, unless and until all of the Obligations have been indefeasibly paid in full in cash and satisfied in full, the Guarantor hereby irrevocably defers and agrees not to enforce any and all rights it may have at any time (whether arising directly or indirectly, by operation of law or by contract) to assert any claim against any Borrower on account of payments made under this Guaranty, including, without limitation any and all rights of or claim for subrogation, contribution, reimbursement, exoneration and indemnity, and further waives any benefit of and any right to participate in any collateral which may be held by the Agent or any Lender or any affiliate of the Agent or any Lender. In addition, the Guarantor will not claim any set-off or counterclaim against the Borrowers in respect of any liability it may have to any Borrower unless and until all of the Obligations have been indefeasibly paid in full in cash and satisfied in full.

            Subject to the foregoing and the indefeasible performance and payment in full of the Obligations, the Guarantor acknowledges that all other "Guarantors" shall have contribution rights against the Guarantor in accordance with applicable law and in accordance with each such Person's benefits received under the Credit Agreement and the Loans.

            13. Demands. Any demand on or notice made or required to be given pursuant to this Guaranty shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, return receipt requested, sent by overnight courier, or sent by telegraph, telecopy, telefax or telex and confirmed by delivery via courier or postal service, addressed as follows:

            (a)         If to the Guarantor, at:

                        c/o Lexington Corporate Properties Trust
                        355 Lexington Avenue
                        New York, NY 10017
                        Attn: T. Wilson Eglin

                        or at such other address for notice as the Guarantor shall last have furnished in writing to the Agent with a copy to:

                        Paul, Hastings, Janofsky & Walker LLP
                        399 Park Avenue, 31st Floor
                        New York, NY 10022
                        Attn: John P. Howitt, Esq.

                        or at such other address for notice as the Guarantor shall last have furnished in writing to the Agent; and

            (b) if to the Agent, at One Federal Street, 7th Floor, Boston, Massachusetts 02211, Mail Code MAOFDO7C, Attention: John Mann and to 111 Westminster Street, 8th Floor, Providence, Rhode Island 02903, Attention: Mark Dalton or such other address for notice as the Agent shall last have furnished in writing to the Guarantor, with a copy to Edwards & Angell LLP, 101 Federal Street, Boston, Massachusetts, 02110, Attention: Lorne

W. McDougall, Esq. or at such other address for notice as the Agent shall last have furnished in writing to the Guarantor.

            (c) if to any Lender, at such Lender's address as set forth in the Credit Agreement or as shall have last been furnished in writing to the Person giving the notice.

            Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to the party to which it is directed, at the time of the receipt thereof by such party or the sending of such facsimile or (ii) if sent by registered or certified first-class mail, postage prepaid, return receipt requested, on the fifth Business Day following the mailing thereof.

            14. Amendments, Waivers, Etc.. No provision of this Guaranty can be changed, waived, discharged or terminated except by an instrument in writing signed by the Agent and the Guarantor expressly referring to the provision of this Guaranty to which such instrument relates; and no such waiver shall extend to, affect or impair any right with respect to any Obligation which is not expressly dealt with therein. No course of dealing or delay or omission on the part of the Agent or the Lenders or any of them in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

            15. Further Assurances. The Guarantor at its sole cost and expense agrees to do all such things and execute, acknowledge and deliver all such documents and instruments as the Agent from time to time may reasonably request in order to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Agent and the Lenders hereunder.

            16. Miscellaneous Provisions. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law) and shall inure to the benefit of the Agent, each Lender and its respective successors in title and assigns permitted under the Credit Agreement, and shall be binding on the Guarantor and the Guarantor's successors in title, assigns and legal representatives. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

            17. WAIVER OF JURY TRIAL. EXCEPT TO THE EXTENT SUCH WAIVER IS EXPRESSLY PROHIBITED BY LAW, THE GUARANTOR HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY JURISDICTION AND IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS GUARANTY, THE OBLIGATIONS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, AMONG THE GUARANTOR, THE BORROWER, THE ADMINISTRATIVE AGENT AND/OR THE LENDERS. THIS WAIVER OF JURY TRIAL SHALL BE

EFFECTIVE FOR EACH AND EVERY DOCUMENT EXECUTED BY THE GUARANTOR, THE AGENT OR THE LENDERS AND DELIVERED TO THE AGENT OR THE LENDERS, AS THE CASE MAY BE, WHETHER OR NOT SUCH DOCUMENTS SHALL CONTAIN SUCH A WAIVER OF JURY TRIAL THE GUARANTOR CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

            IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty as of the date first above written.

                                           GUARANTOR



                                           By:
                                              ------------------------------
                                               Name:
                                               Title:

                                   SCHEDULE 1

                          LIST OF INITIAL UNENCUMBERED
                      ELIGIBLE PROPERTIES AND THEIR OWNERS


        Property                                       Owner
        --------                                       -----

1. 19019 N. 59th Avenue                         Union Hills Associates
   Glendale, AZ


2. 7055 Highway 85 South                        Lexington Corporate
   Riverdale, GA                                   Properties Trust


3. Highway 21 South                             Lexington Corporate
   Jacksonville, FL                                Properties Trust


4. 46600 Port Street                            Lexington Corporate
   Plymouth, MI                                    Properties Trust


5. 15911 Progress Drive                         Lexington Corporate
   Cottondale, AL                                  Properties Trust


6. 1301 California Drive                        Lepercq Corporate
   Milipitas, CA                                   Income Fund


7. 250 Rittenhouse Circle                       Phoenix Hotel Associates
   Bristol, PA                                     Limited Partnership


8. 160 Claremont Road                           Lepercq Corporate
   Decatur, GA                                     Income Fund


9. 2210 Enterprise Drive                        Lepercq Corporate
   Florence, SC                                    Income Fund

                         UNSECURED REVOLVING CREDIT NOTE

$25,000,000                                                 Dated: July 22, 1998


      FOR VALUE RECEIVED, the undersigned, LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P.; LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; Phoenix Hotel Associates Limited Partnership; and Savannah Waterfront Hotel, LLC (collectively, the "Borrowers" and individually a "Borrower") HEREBY PROMISE TO PAY, jointly and severally, to the order of FLEET NATIONAL BANK (the "Lender"), the lesser of (a) TWENTY FIVE MILLION DOLLARS ($25,000,000) or (b) the aggregate principal amount then outstanding of the Loans made by the Lender to the Borrowers pursuant to that certain Unsecured Revolving Credit Agreement dated as of July 22, 1998, among the Borrowers, the Lender, the other financial institutions from time to time parties thereto as Lenders, and Fleet National Bank, as Agent, (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), on July 22, 2001, unless sooner accelerated in accordance with the provisions of the Credit Agreement. Capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

            The Borrowers further promise to pay interest on the unpaid principal amount of each Loan at the times and at the rates provided in the Credit Agreement.

      Interest, fees and other amounts which are calculated hereunder on the basis of a rate per annum shall be computed on the basis of a 360-day year for the actual number of days elapsed.

      If Borrowers shall fail to make any payment of principal or interest on any portion of a Loan or any other amount becoming due, hereunder or under any of the Loan Documents within ten (10) days of the date such payment is due, Borrowers shall be subject to a late charge of five percent (5%) of the amount of such payment. Borrowers shall be entitled to a one-time waiver of the late charge prior to the Revolving Credit Termination Date. Subsequent waivers shall be at the Agent's discretion. Upon the occurrence and during the continuance of an Event of Default, Borrowers shall pay interest (to the extent permitted by law in the case of interest on overdue interest) on such defaulted amount accruing from and including the date of such Event of Default up to but excluding the date of actual payment (after as well as before judgment) at a rate per annum which is the sum of (i) four percent (4%) plus (ii) the Applicable Rate otherwise payable.

      All payments of principal and interest in respect of this Promissory Note shall be made to the Agent in lawful money of the United States of America in same day funds for the account of the Lender in accordance with the terms of the Credit Agreement. Each Loan made by the Lender to the Borrowers pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender on its books and records.

      This Note is one of the Notes referred to in, is executed and delivered pursuant to, and is entitled to the benefits of, the Credit Agreement, to which reference is hereby made for a statement of the terms and conditions under which this Note may be prepaid or the Obligations accelerated or extended. This Note evidences Borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The terms and conditions of the Credit Agreement are hereby incorporated in their entirety herein by reference as though fully set forth herein. Upon the occurrence of certain Events of Default as more particularly described in the Credit Agreement, the unpaid principal amount evidenced by this Note shall become, and upon the occurrence and during the continuance of certain other Events of Default, such unpaid principal amount may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

      THIS NOTE AND THE OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWERS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON EACH BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION OF THE CREDIT AGREEMENT. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

      Each Borrower promises to jointly and severally pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection or enforcement of this Note upon the occurrence and continuance of a Default or Event of Default. Each Borrower and every endorser and guarantor of this Note of the obligation represented hereby waives diligence, presentment, protest, demand and notice of every kind (other than notices expressly required hereunder or under any other Loan Documents) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder and asserts to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of any collateral and to the addition or release of any other party primarily or secondarily liable.

      BORROWER AND EACH OTHER PERSON WHO SHALL BECOME LIABLE FOR ALL OR ANY PART OF THIS NOTE, HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION OF WHICH THIS NOTE IS A PART AND/OR IN THE ENFORCEMENT BY HOLDER OF ANY OF ITS RIGHTS AND REMEDIES HEREUNDER OR UNDER APPLICABLE LAW. EACH BORROWER AND SUCH OTHER PARTY ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER BY ITS ATTORNEY.

      IN WITNESS WHEREOF, the Borrowers have caused his Promissory Note to be executed and delivered by its duly authorized officer as of the day and year first above written.

LEXINGTON CORPORATE PROPERTIES TRUST

By: /s/ T. Wilson Eglin
    ------------------------------------
    T. Wilson Eglin
    Its: President

LEPERCQ CORPORATE INCOME FUND L.P.

By: LEX GP-1, Inc. its general partner

    By: /s/ T. Wilson Eglin
        --------------------------------
        T. Wilson Eglin
        Its: Vice President

LEPERCQ CORPORATE INCOME FUND II L.P.

By: LEX GP-1, Inc., its general

    By: /s/ T. Wilson Eglin
        --------------------------------
        T. Wilson Eglin
        Its: Vice President

UNION HILLS ASSOCIATES

By: Lepercq Corporate Income
    Fund, L.P., its general partner

    By: Lex GP-1, Inc. its general partner

        By: /s/ T. Wilson Eglin
            ----------------------------
            T. Wilson Eglin
            Its: Vice President

LEX GP-1, INC.

By: /s/ T. Wilson Eglin
    ------------------------------------
    T. Wilson Eglin
    Its: Vice President


LEX LP-1, INC.

By: /s/ T. Wilson Eglin
    ------------------------------------
    T. Wilson Eglin
    Its: Vice President

PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP

By: Lepercq Corporate Income Fund II, L.P.,
    Its general partner

    By: LEX GP-1, Inc., its general partner

        By: /s/ T. Wilson Eglin
            ----------------------------
            T. Wilson Eglin
            Its: Vice President

SAVANNAH WATERFRONT HOTEL, LLC.

By: Lepercq Corporate Income Fund, L.P.,
    Its general partner

    By: LEX GP-1, Inc.

        By: /s/ T. Wilson Eglin
            ----------------------------
            T. Wilson Eglin
            Its: Vice President

                         UNSECURED REVOLVING CREDIT NOTE

$20,000,000                                                 Dated: July 22, 1998


      FOR VALUE RECEIVED, the undersigned, LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P.; LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP; and SAVANNAH WATERFRONT HOTEL, LLC (collectively, the "Borrowers" and individually a "Borrower") HEREBY PROMISE TO PAY, jointly and severally, to the order of KEYBANK NATIONAL ASSOCIATION (the "Lender"), the lesser of (a) TWENTY MILLION DOLLARS ($20,000,000) or (b) the aggregate principal amount then outstanding of the Loans made by the Lender to the Borrowers pursuant to that certain Unsecured Revolving Credit Agreement dated as of July 22, 1998, among the Borrowers, the Lender, the other financial institutions from time to time parties thereto as Lenders, and Fleet National Bank, as Agent, (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), on July 22, 2001, unless sooner accelerated in accordance with the provisions of the Credit Agreement. Capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

            The Borrowers further promise to pay interest on the unpaid principal amount of each Loan at the times and at the rates provided in the Credit Agreement.

      Interest, fees and other amounts which are calculated hereunder on the basis of a rate per annum shall be computed on the basis of a 360-day year for the actual number of days elapsed.

      If Borrowers shall fail to make any payment of principal or interest on any portion of a Loan or any other amount becoming due, hereunder or under any of the Loan Documents within ten (10) days of the date such payment is due, Borrowers shall be subject to a late charge of five percent (5%) of the amount of such payment. Borrowers shall be entitled to a one-time waiver of the late charge prior to the Revolving Credit Termination Date. Subsequent waivers shall be at the Agent's discretion. Upon the occurrence and during the continuance of an Event of Default, Borrowers shall pay interest (to the extent permitted by law in the case of interest on overdue interest) on such defaulted amount accruing from and including the date of such Event of Default up to but excluding the date of actual payment (after as well as before judgment) at a rate per annum which is the sum of (i) four percent (4%) plus (ii) the Applicable Rate otherwise payable.

      All payments of principal and interest in respect of this Promissory Note shall be made to the Agent in lawful money of the United States of America in same day funds for the account of the Lender in accordance with the terms of the Credit Agreement. Each Loan made by the Lender to the Borrowers pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender on its books and records.

      This Note is one of the Notes referred to in, is executed and delivered pursuant to, and is entitled to the benefits of, the Credit Agreement, to which reference is hereby made for a statement of the terms and conditions under which this Note may be prepaid or the Obligations accelerated or extended. This Note evidences Borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The terms and conditions of the Credit Agreement are hereby incorporated in their entirety herein by reference as though fully set forth herein. Upon the occurrence of certain Events of Default as more particularly described in the Credit Agreement, the unpaid principal amount evidenced by this Note shall become, and upon the occurrence and during the continuance of certain other Events of Default, such unpaid principal amount may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

      THIS NOTE AND THE OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWERS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON EACH BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION OF THE CREDIT AGREEMENT. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

      Each Borrower promises to jointly and severally pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection or enforcement of this Note upon the occurrence and continuance of a Default or Event of Default. Each Borrower and every endorser and guarantor of this Note of the obligation represented hereby waives diligence, presentment, protest, demand and notice of every kind (other than notices expressly required hereunder or under any other Loan Documents) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder and asserts to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of any collateral and to the addition or release of any other party primarily or secondarily liable.

      BORROWER AND EACH OTHER PERSON WHO SHALL BECOME LIABLE FOR ALL OR ANY PART OF THIS NOTE, HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION OF WHICH THIS NOTE IS A PART AND/OR IN THE ENFORCEMENT BY HOLDER OF ANY OF ITS RIGHTS AND REMEDIES HEREUNDER OR UNDER APPLICABLE LAW. EACH BORROWER AND SUCH OTHER PARTY ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER BY ITS ATTORNEY.

      IN WITNESS WHEREOF, the Borrowers have caused his Promissory Note to be executed and delivered by its duly authorized officer as of the day and year first above written.

LEXINGTON CORPORATE PROPERTIES TRUST

By: /s/ T. Wilson Eglin
    ------------------------------------
    T. Wilson Eglin
    Its: President

LEPERCQ CORPORATE INCOME FUND L.P.

By: LEX GP-1, Inc. its general partner

    By: /s/ T. Wilson Eglin
        --------------------------------
        T. Wilson Eglin
        Its: Vice President

LEPERCQ CORPORATE INCOME FUND II L.P.

By: LEX GP-1, Inc., its general

    By: /s/ T. Wilson Eglin
        --------------------------------
        T. Wilson Eglin
        Its: Vice President

UNION HILLS ASSOCIATES

By: Lepercq Corporate Income
    Fund, L.P., its general partner

    By: Lex GP-1, Inc. its general partner

        By: /s/ T. Wilson Eglin
            ----------------------------
            T. Wilson Eglin
            Its: Vice President

LEX GP-1, INC.

By: /s/ T. Wilson Eglin
    ------------------------------------
    T. Wilson Eglin
    Its: Vice President

LEX LP-1, INC.

By: /s/ T. Wilson Eglin
    ------------------------------------
    T. Wilson Eglin
    Its: Vice President

PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP

By: Lepercq Corporate Income Fund II, L.P.,
    Its general partner

    By: LEX GP-1, Inc., its general partner

        By: /s/ T. Wilson Eglin
            ----------------------------
            T. Wilson Eglin
            Its: Vice President

SAVANNAH WATERFRONT HOTEL, LLC.

By: Lepercq Corporate Income Fund, L.P.,
    Its general partner

    By: LEX GP-1, Inc.

        By: /s/ T. Wilson Eglin
            ----------------------------
            T. Wilson Eglin
            Its: Vice President

                         UNSECURED REVOLVING CREDIT NOTE

$20,000,000                                                 Dated: July 22, 1998


      FOR VALUE RECEIVED, the undersigned, LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P.; LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; Phoenix Hotel Associates Limited Partnership; and Savannah Waterfront Hotel, LLC (collectively, the "Borrowers" and individually a "Borrower") HEREBY PROMISE TO PAY, jointly and severally, to the order of FIRST UNION NATIONAL BANK (the "Lender"), the lesser of (a) TWENTY MILLION DOLLARS ($20,000,000) or (b) the aggregate principal amount then outstanding of the Loans made by the Lender to the Borrowers pursuant to that certain Unsecured Revolving Credit Agreement dated as of July 22, 1998, among the Borrowers, the Lender, the other financial institutions from time to time parties thereto as Lenders, and Fleet National Bank, as Agent, (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), on July 22, 2001, unless sooner accelerated in accordance with the provisions of the Credit Agreement. Capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

            The Borrowers further promise to pay interest on the unpaid principal amount of each Loan at the times and at the rates provided in the Credit Agreement.

      Interest, fees and other amounts which are calculated hereunder on the basis of a rate per annum shall be computed on the basis of a 360-day year for the actual number of days elapsed.

      If Borrowers shall fail to make any payment of principal or interest on any portion of a Loan or any other amount becoming due, hereunder or under any of the Loan Documents within ten (10) days of the date such payment is due, Borrowers shall be subject to a late charge of five percent (5%) of the amount of such payment. Borrowers shall be entitled to a one-time waiver of the late charge prior to the Revolving Credit Termination Date. Subsequent waivers shall be at the Agent's discretion. Upon the occurrence and during the continuance of an Event of Default, Borrowers shall pay interest (to the extent permitted by law in the case of interest on overdue interest) on such defaulted amount accruing from and including the date of such Event of Default up to but excluding the date of actual payment (after as well as before judgment) at a rate per annum which is the sum of (i) four percent (4%) plus (ii) the Applicable Rate otherwise payable.

      All payments of principal and interest in respect of this Promissory Note shall be made to the Agent in lawful money of the United States of America in same day funds for the account of the Lender in accordance with the terms of the Credit Agreement. Each Loan made by the Lender to the Borrowers pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender on its books and records.

      This Note is one of the Notes referred to in, is executed and delivered pursuant to, and is entitled to the benefits of, the Credit Agreement, to which reference is hereby made for a statement of the terms and conditions under which this Note may be prepaid or the Obligations accelerated or extended. This Note evidences Borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The terms and conditions of the Credit Agreement are hereby incorporated in their entirety herein by reference as though fully set forth herein. Upon the occurrence of certain Events of Default as more particularly described in the Credit Agreement, the unpaid principal amount evidenced by this Note shall become, and upon the occurrence and during the continuance of certain other Events of Default, such unpaid principal amount may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

      THIS NOTE AND THE OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWERS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON EACH BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION OF THE CREDIT AGREEMENT. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

      Each Borrower promises to jointly and severally pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection or enforcement of this Note upon the occurrence and continuance of a Default or Event of Default. Each Borrower and every endorser and guarantor of this Note of the obligation represented hereby waives diligence, presentment, protest, demand and notice of every kind (other than notices expressly required hereunder or under any other Loan Documents) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder and asserts to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of any collateral and to the addition or release of any other party primarily or secondarily liable.

      BORROWER AND EACH OTHER PERSON WHO SHALL BECOME LIABLE FOR ALL OR ANY PART OF THIS NOTE, HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION OF WHICH THIS NOTE IS A PART AND/OR IN THE ENFORCEMENT BY HOLDER OF ANY OF ITS RIGHTS AND REMEDIES HEREUNDER OR UNDER APPLICABLE LAW. EACH BORROWER AND SUCH OTHER PARTY ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER BY ITS ATTORNEY.

      IN WITNESS WHEREOF, the Borrowers have caused his Promissory Note to be executed and delivered by its duly authorized officer as of the day and year first above written.

LEXINGTON CORPORATE PROPERTIES TRUST

By: /s/ T. Wilson Eglin
    ------------------------------------
    T. Wilson Eglin
    Its: President

LEPERCQ CORPORATE INCOME FUND L.P.

By: LEX GP-1, Inc. its general partner

    By: /s/ T. Wilson Eglin
        --------------------------------
        T. Wilson Eglin
        Its: Vice President

LEPERCQ CORPORATE INCOME FUND II L.P.

By: LEX GP-1, Inc., its general

    By: /s/ T. Wilson Eglin
        --------------------------------
        T. Wilson Eglin
        Its: Vice President

UNION HILLS ASSOCIATES

By: Lepercq Corporate Income
    Fund, L.P., its general partner

    By: Lex GP-1, Inc. its general partner

        By: /s/ T. Wilson Eglin
            ----------------------------
            T. Wilson Eglin
            Its: Vice President

LEX GP-1, INC.

By: /s/ T. Wilson Eglin
    ------------------------------------
    T. Wilson Eglin
    Its: Vice President

LEX LP-1, INC.

By: /s/ T. Wilson Eglin
    ------------------------------------
    T. Wilson Eglin
    Its: Vice President

PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP

By: Lepercq Corporate Income Fund II, L.P.,
    Its general partner

    By: LEX GP-1, Inc., its general partner

        By: /s/ T. Wilson Eglin
            ----------------------------
            T. Wilson Eglin
            Its: Vice President

SAVANNAH WATERFRONT HOTEL, LLC.

By: Lepercq Corporate Income Fund, L.P.,
    Its general partner

    By: LEX GP-1, Inc.

        By: /s/ T. Wilson Eglin
            ----------------------------
            T. Wilson Eglin
            Its: Vice President

                         UNSECURED REVOLVING CREDIT NOTE

$20,000,000                                                 Dated: July 22, 1998


      FOR VALUE RECEIVED, the undersigned, LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P.; LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; Phoenix Hotel Associates Limited Partnership; and Savannah Waterfront Hotel, LLC (collectively, the "Borrowers" and individually a "Borrower") HEREBY PROMISE TO PAY, jointly and severally, to the order of CREDITANSTALT CORPORATE FINANCE, INC. (the "Lender"), the lesser of (a) TWENTY MILLION DOLLARS ($20,000,000) or (b) the aggregate principal amount then outstanding of the Loans made by the Lender to the Borrowers pursuant to that certain Unsecured Revolving Credit Agreement dated as of July 22, 1998, among the Borrowers, the Lender, the other financial institutions from time to time parties thereto as Lenders, and Fleet National Bank, as Agent, (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), on July 22, 2001, unless sooner accelerated in accordance with the provisions of the Credit Agreement. Capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

            The Borrowers further promise to pay interest on the unpaid principal amount of each Loan at the times and at the rates provided in the Credit Agreement.

      Interest, fees and other amounts which are calculated hereunder on the basis of a rate per annum shall be computed on the basis of a 360-day year for the actual number of days elapsed.

      If Borrowers shall fail to make any payment of principal or interest on any portion of a Loan or any other amount becoming due, hereunder or under any of the Loan Documents within ten (10) days of the date such payment is due, Borrowers shall be subject to a late charge of five percent (5%) of the amount of such payment. Borrowers shall be entitled to a one-time waiver of the late charge prior to the Revolving Credit Termination Date. Subsequent waivers shall be at the Agent's discretion. Upon the occurrence and during the continuance of an Event of Default, Borrowers shall pay interest (to the extent permitted by law in the case of interest on overdue interest) on such defaulted amount accruing from and including the date of such Event of Default up to but excluding the date of actual payment (after as well as before judgment) at a rate per annum which is the sum of (i) four percent (4%) plus (ii) the Applicable Rate otherwise payable.

      All payments of principal and interest in respect of this Promissory Note shall be made to the Agent in lawful money of the United States of America in same day funds for the account of the Lender in accordance with the terms of the Credit Agreement. Each Loan made by the Lender to the Borrowers pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender on its books and records.

      This Note is one of the Notes referred to in, is executed and delivered pursuant to, and is entitled to the benefits of, the Credit Agreement, to which reference is hereby made for a statement of the terms and conditions under which this Note may be prepaid or the Obligations accelerated or extended. This Note evidences Borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The terms and conditions of the Credit Agreement are hereby incorporated in their entirety herein by reference as though fully set forth herein. Upon the occurrence of certain Events of Default as more particularly described in the Credit Agreement, the unpaid principal amount evidenced by this Note shall become, and upon the occurrence and during the continuance of certain other Events of Default, such unpaid principal amount may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

      THIS NOTE AND THE OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWERS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON EACH BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION OF THE CREDIT AGREEMENT. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

      Each Borrower promises to jointly and severally pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection or enforcement of this Note upon the occurrence and continuance of a Default or Event of Default. Each Borrower and every endorser and guarantor of this Note of the obligation represented hereby waives diligence, presentment, protest, demand and notice of every kind (other than notices expressly required hereunder or under any other Loan Documents) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder and asserts to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of any collateral and to the addition or release of any other party primarily or secondarily liable.

      BORROWER AND EACH OTHER PERSON WHO SHALL BECOME LIABLE FOR ALL OR ANY PART OF THIS NOTE, HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION OF WHICH THIS NOTE IS A PART AND/OR IN THE ENFORCEMENT BY HOLDER OF ANY OF ITS RIGHTS AND REMEDIES HEREUNDER OR UNDER APPLICABLE LAW. EACH BORROWER AND SUCH OTHER PARTY ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER BY ITS ATTORNEY.

      IN WITNESS WHEREOF, the Borrowers have caused his Promissory Note to be executed and delivered by its duly authorized officer as of the day and year first above written.

LEXINGTON CORPORATE PROPERTIES TRUST

By: /s/ T. Wilson Eglin
    ------------------------------------
    T. Wilson Eglin
    Its: President

LEPERCQ CORPORATE INCOME FUND L.P.

By: LEX GP-1, Inc. its general partner

    By: /s/ T. Wilson Eglin
        --------------------------------
        T. Wilson Eglin
        Its: Vice President

LEPERCQ CORPORATE INCOME FUND II L.P.

By: LEX GP-1, Inc., its general

    By: /s/ T. Wilson Eglin
        --------------------------------
        T. Wilson Eglin
        Its: Vice President

UNION HILLS ASSOCIATES

By: Lepercq Corporate Income
    Fund, L.P., its general partner

    By: Lex GP-1, Inc. its general partner

        By: /s/ T. Wilson Eglin
            ----------------------------
            T. Wilson Eglin
            Its: Vice President

LEX GP-1, INC.

By: /s/ T. Wilson Eglin
    ------------------------------------
    T. Wilson Eglin
    Its: Vice President

LEX LP-1, INC.

By: /s/ T. Wilson Eglin
    ------------------------------------
    T. Wilson Eglin
    Its: Vice President

PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP

By: Lepercq Corporate Income Fund II, L.P.,
    Its general partner

    By: LEX GP-1, Inc., its general partner

        By: /s/ T. Wilson Eglin
            ----------------------------
            T. Wilson Eglin
            Its: Vice President

SAVANNAH WATERFRONT HOTEL, LLC.

By: Lepercq Corporate Income Fund, L.P.,
    Its general partner

    By: LEX GP-1, Inc.

        By: /s/ T. Wilson Eglin
            ----------------------------
            T. Wilson Eglin
            Its: Vice President

                         UNSECURED REVOLVING CREDIT NOTE

$15,000,000                                                 Dated: July 22, 1998


      FOR VALUE RECEIVED, the undersigned, LEXINGTON CORPORATE PROPERTIES TRUST; LEPERCQ CORPORATE INCOME FUND L.P.; LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; LEX LP-I, INC.; LEX GP-1, INC.; Phoenix Hotel Associates Limited Partnership; and Savannah Waterfront Hotel, LLC (collectively, the "Borrowers" and individually a "Borrower") HEREBY PROMISE TO PAY, jointly and severally, to the order of CRESTAR BANK (the "Lender"), the lesser of (a) FIFTEEN MILLION DOLLARS ($15,000,000) or (b) the aggregate principal amount then outstanding of the Loans made by the Lender to the Borrowers pursuant to that certain Unsecured Revolving Credit Agreement dated as of July 22, 1998, among the Borrowers, the Lender, the other financial institutions from time to time parties thereto as Lenders, and Fleet National Bank, as Agent, (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), on July 22, 2001, unless sooner accelerated in accordance with the provisions of the Credit Agreement. Capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

            The Borrowers further promise to pay interest on the unpaid principal amount of each Loan at the times and at the rates provided in the Credit Agreement.

      Interest, fees and other amounts which are calculated hereunder on the basis of a rate per annum shall be computed on the basis of a 360-day year for the actual number of days elapsed.

      If Borrowers shall fail to make any payment of principal or interest on any portion of a Loan or any other amount becoming due, hereunder or under any of the Loan Documents within ten (10) days of the date such payment is due, Borrowers shall be subject to a late charge of five percent (5%) of the amount of such payment. Borrowers shall be entitled to a one-time waiver of the late charge prior to the Revolving Credit Termination Date. Subsequent waivers shall be at the Agent's discretion. Upon the occurrence and during the continuance of an Event of Default, Borrowers shall pay interest (to the extent permitted by law in the case of interest on overdue interest) on such defaulted amount accruing from and including the date of such Event of Default up to but excluding the date of actual payment (after as well as before judgment) at a rate per annum which is the sum of (i) four percent (4%) plus (ii) the Applicable Rate otherwise payable.

      All payments of principal and interest in respect of this Promissory Note shall be made to the Agent in lawful money of the United States of America in same day funds for the account of the Lender in accordance with the terms of the Credit Agreement. Each Loan made by the Lender to the Borrowers pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender on its books and records.

      This Note is one of the Notes referred to in, is executed and delivered pursuant to, and is entitled to the benefits of, the Credit Agreement, to which reference is hereby made for a statement of the terms and conditions under which this Note may be prepaid or the Obligations accelerated or extended. This Note evidences Borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The terms and conditions of the Credit Agreement are hereby incorporated in their entirety herein by reference as though fully set forth herein. Upon the occurrence of certain Events of Default as more particularly described in the Credit Agreement, the unpaid principal amount evidenced by this Note shall become, and upon the occurrence and during the continuance of certain other Events of Default, such unpaid principal amount may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

      THIS NOTE AND THE OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWERS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON EACH BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION OF THE CREDIT AGREEMENT. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

      Each Borrower promises to jointly and severally pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection or enforcement of this Note upon the occurrence and continuance of a Default or Event of Default. Each Borrower and every endorser and guarantor of this Note of the obligation represented hereby waives diligence, presentment, protest, demand and notice of every kind (other than notices expressly required hereunder or under any other Loan Documents) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder and asserts to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of any collateral and to the addition or release of any other party primarily or secondarily liable.

      BORROWER AND EACH OTHER PERSON WHO SHALL BECOME LIABLE FOR ALL OR ANY PART OF THIS NOTE, HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION OF WHICH THIS NOTE IS A PART AND/OR IN THE ENFORCEMENT BY HOLDER OF ANY OF ITS RIGHTS AND REMEDIES HEREUNDER OR UNDER APPLICABLE LAW. EACH BORROWER AND SUCH OTHER PARTY ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER BY ITS ATTORNEY.

      IN WITNESS WHEREOF, the Borrowers have caused his Promissory Note to be executed and delivered by its duly authorized officer as of the day and year first above written.

LEXINGTON CORPORATE PROPERTIES TRUST

By: /s/ T. Wilson Eglin
    ------------------------------------
    T. Wilson Eglin
    Its: President

LEPERCQ CORPORATE INCOME FUND L.P.

By: LEX GP-1, Inc. its general partner

    By: /s/ T. Wilson Eglin
        --------------------------------
        T. Wilson Eglin
        Its: Vice President

LEPERCQ CORPORATE INCOME FUND II L.P.

By: LEX GP-1, Inc., its general

    By: /s/ T. Wilson Eglin
        --------------------------------
        T. Wilson Eglin
        Its: Vice President

UNION HILLS ASSOCIATES

By: Lepercq Corporate Income
    Fund, L.P., its general partner

    By: Lex GP-1, Inc. its general partner

        By: /s/ T. Wilson Eglin
            ----------------------------
            T. Wilson Eglin
            Its: Vice President

LEX GP-1, INC.

By: /s/ T. Wilson Eglin
    ------------------------------------
    T. Wilson Eglin
    Its: Vice President

LEX LP-1, INC.

By: /s/ T. Wilson Eglin
    ------------------------------------
    T. Wilson Eglin
    Its: Vice President

PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP

By: Lepercq Corporate Income Fund II, L.P.,
    Its general partner

    By: LEX GP-1, Inc., its general partner

        By: /s/ T. Wilson Eglin
            ----------------------------
            T. Wilson Eglin
            Its: Vice President

SAVANNAH WATERFRONT HOTEL, LLC.

By: Lepercq Corporate Income Fund, L.P.,
    Its general partner

    By: LEX GP-1, Inc.

        By: /s/ T. Wilson Eglin
            ----------------------------
            T. Wilson Eglin
            Its: Vice President